As filed with the Securities and Exchange Commission on June 28, 2001

                                                                 File Nos.
                                                                  02-94222
                                                                  811-4149

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  30                      (X)
                                   ----

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  31                                     (X)
                    ----

                             FRANKLIN TAX-FREE TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906 (Address of
                     Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650)312-2000

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Prospectus


FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY
      TAX-FREE INCOME


Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund







JULY 1, 2001


[Insert Franklin Templeton Ben Head]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goals and Strategies

 4    Main Risks

 7    Performance

13    Fees and Expenses

16    Management

18    Distributions and Taxes

20    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

28    Choosing a Share Class

32    Buying Shares

35    Investor Services

39    Selling Shares

41    Account Policies

45    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests predominately in insured municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests predominately in insured municipal securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund invests at least 65% of its total assets, and normally more than that percentage, in insured municipal securities. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.


Each Fund may invest the balance of its assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. Each Fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.


The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goals.


IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------


INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.


DIVERSIFICATION The Florida Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds. The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


STATE Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.


A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.


To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES Each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear]  PERFORMANCE
                                       -----------


The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.



FLORIDA FUND ANNUAL TOTAL RETURNS/1

[Insert bar graph]

-9.85%  21.24% 8.00%  5.02%  6.67%  -4.59% 13.14%
94      95     96     97     98     99     00
                YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
9.30%

WORST
QUARTER:
Q1 '94
-8.79%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                           SINCE
                                                         INCEPTION
                                     1 YEAR     5 YEARS  (4/30/93)
-------------------------------------------------------------------
Florida Fund - Class A/2              8.30%      4.58%     5.05%
Lehman Brothers Municipal Bond       11.68%      5.84%     6.19%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 1.66% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


11.35%  9.38%  11.83% -3.59% 13.60% 4.18%  8.11% 6.04%  -3.40% 12.01%
91      92     93     94     95     96     97    98     99     00
                                YEAR
[Begin callout]
BEST
QUARTER:
Q1 '95
5.63%

WORST
QUARTER:
Q1 '94
-4.22%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class A/2               7.25%    4.35%     6.32%
Lehman Brothers Municipal Bond        11.68%    5.84%     7.32%
Index/3

                                                           SINCE
                                                        INCEPTION
                                      1 YEAR             (5/1/95)
-------------------------------------------------------------------

Insured Fund - Class C/2               9.35%     4.50%     5.26%
Lehman Brothers Municipal Bond        11.68%     5.84%     6.85%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.69% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.46%  8.98%  11.79% -3.63% 14.06% 8.53%  4.21% 5.39%  -3.72% 13.21%
91      92     93     94     95     96     97    98     99     00
                               YEAR


[Begin callout]
BEST
QUARTER:
Q1 '95
5.87%

WORST
QUARTER:
Q1 '97
-4.53%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                     1 YEAR     5 YEARS   10 YEARS
                                     ------     -------   --------
Massachusetts Fund - Class A/2        8.37%      4.47%      6.39%
Lehman Brothers Municipal Bond       11.68%      5.84%      7.32%
Index/3

                                                           SINCE
                                                         INCEPTION
                                     1 YEAR     5 YEARS   (5/1/95)
--------------------------------------------------------------------

Massachusetts Fund - Class C/2        10.49%      4.60%     5.35%
Lehman Brothers Municipal Bond        11.68%      5.84%     6.85%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.50% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.96%  9.45%  12.09% -3.93% 13.83% 8.87%  3.58% 6.47%  -2.27% 11.02%
91      92     93     94     95     96     97    98     99     00
                               YEAR
[Begin callout]
BEST
QUARTER:
Q1 '95
5.70%

WORST
QUARTER:
Q1 '94
-4.60%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Michigan Fund - Class A/2                6.27%     4.52%     6.39%
Lehman Brothers Municipal Bond Index/3  11.68%     5.84%     7.32%

                                                            SINCE
                                                          INCEPTION
                                        1 YEAR   5 YEARS   (5/1/95)
--------------------------------------------------------------------
Michigan Fund - Class C/2                8.31%     4.65%     5.41%
Lehman Brothers Municipal Bond Index/3  11.68%     5.84%     6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 2.08% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.86%  8.62%  10.98% -3.55% 13.31% 3.49%  7.69% 5.68%  -3.74% 11.90%
91      92     93     94     95     96     97    98     99     00
                               YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
5.70%

WORST
QUARTER:
Q1 '94
-3.83%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000
                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class A/2           7.18%    3.97%     5.90%
Lehman Brothers Municipal Bond      11.68%    5.84%     7.32%
Index/3

                                                        SINCE
                                                      INCEPTION
                                    1 YEAR            (5/1/95)
----------------------------------------------------------------

Minnesota Fund - Class C/2           9.25%    4.11%     4.82%
Lehman Brothers Municipal Bond      11.68%    5.84%     6.85%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 2.17% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OHIO FUND - CLASS A ANNUAL TOTAL RETURNS/1
[Insert bar graph]

10.95%  8.98%  12.47% -4.48% 14.34% 4.47%  8.16% 5.94%  -3.00% 11.34%
91      92     93     94     95     96     97    98     99     00
                               YEAR

[Begin callout]
BEST
QUARTER:
Q1 '95
6.09%

WORST
QUARTER:
Q1 '94
-4.75%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio - Class A/2                       6.62%    4.36%     6.28%
Lehman Brothers Municipal Bond        11.68%    5.84%     7.32%
Index/3

                                                          SINCE
                                                        INCEPTION
                                      1 YEAR            (5/1/95)
-------------------------------------------------------------------
Ohio Fund - Class C/2                  8.54%    4.52%     5.30%
Lehman Brothers Municipal Bond        11.68%    5.84%     6.85%
Index/3

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.74% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign]  FEES AND EXPENSES
                                     -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   MASSA-
                  FLORIDA INSURED CHUSETTS MICHIGAN  MINNESOTA  OHIO
CLASS A            FUND    FUND    FUND      FUND     FUND     FUND
--------------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering       4.25%   4.25%   4.25%    4.25%    4.25%    4.25%
price

Load imposed on
 purchases         4.25%   4.25%   4.25%    4.25%    4.25%    4.25%

Maximum deferred
 sales charge       NONE   NONE    NONE    NONE      NONE     NONE
(load)/1


CLASS B
--------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering         -     4.00%     -     4.00%     -     4.00%
price
Load imposed on
 purchases           -     NONE      -     NONE      -      NONE
Maximum deferred
 sales charge       -      4.00%     -     4.00%     -     4.00%
(load)/2

CLASS C
--------------------------------------------------------------
Maximum sales
charge
 (load) as a
percentage
 of offering        -     1.99%    1.99%   1.99%   1.99%   1.99%
price
Load imposed on
 purchases          -     1.00%    1.00%   1.00%   1.00%   1.00%
Maximum deferred
 sales charge       -     0.99%    0.99%   0.99%   0.99%   0.99%
(load)/3

Please see "Choosing a Share Class" on page 28 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                   MASSA-
                  FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
CLASS A            FUND    FUND    FUND     FUND      FUND    FUND
------------------------------------------------------------------
Management fees    0.62%   0.47%   0.53%   0.47%    0.50%   0.48%
Distribution and
 service (12b-1)   0.10%   0.09%   0.10%   0.09%    0.09%   0.09%
fees
Other expenses     0.06%   0.06%   0.07%   0.08%    0.08%   0.09%
                  -----------------------------------------------
Total annual
Fund
 operating         0.78%   0.62%  0.70%    0.64%    0.67%   0.66%
expenses
                  ===============================================

CLASS B
-----------------------------------------------------------------
Management fees     -      0.47%     -     0.47%     -      0.48%
Distribution and
service
 (12b-1) fees       -      0.65%     -     0.65%     -      0.65%
Other expenses      -      0.06%     -     0.08%     -      0.09%
                  -----------------------------------------------
Total annual
Fund
 operating          -      1.18%     -     1.20%     -      1.22%
expenses
=================================================================

CLASS C
-----------------------------------------------------------------
Management fees     -    0.47%    0.53%    0.47%   0.50%   0.48%
Distribution and
service
 (12b-1 fees)       -    0.65%    0.65%    0.65%   0.65%   0.65%
Other expenses      -    0.06%    0.07%    0.08%   0.08%   0.09%
                  -----------------------------------------------
Total annual
Fund
 operating          -    1.18%    1.25%    1.20%   1.23%   1.22%
expenses
                  ===============================================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 28).
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return
  each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               MASSA-
             FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND   FUND      FUND     FUND     FUND    FUND
-------------------------------------------------------------

If you sell your shares at the end of the period:

CLASS A

1 Year/1      $501   $486     $493     $488     $491   $490

3 Years       $664   $615     $639     $621     $630   $627

5 Years       $840   $756     $798     $767     $782   $777

10 Years    $1,350 $1,166   $1,259   $1,189   $1,224 $1,213

CLASS B

1 Year         -     $520      -       $522      -     $524

3 Years        -     $675      -       $681      -     $687

5 Years        -     $849      -       $860      -     $870

10 Years/2     -   $1,276     -      $1,299      -   $1,322

CLASS C

1 Year         -     $318     $325     $320     $323   $322

3 Years        -     $471     $493     $476     $486   $483

5 Years        -     $743     $779     $750     $769   $764

10 Years       -   $1,517   $1,596   $1,534   $1,574 $1,563

                              MASSA-
             FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND    FUND    FUND     FUND     FUND     FUND
-------------------------------------------------------------

If you do
not sell
your shares:

CLASS B

1 Year         -     $120      -       $122      -     $124

3 Years        -     $375      -       $381      -     $387

5 Years        -     $649      -       $660      -     $670

10 Years/2     -   $1,276     -      $1,299      -   $1,322

CLASS C

1 Year         -     $219     $226     $221     $224   $223

3 Years        -     $471     $493     $476     $486   $483

5 Years        -     $743     $779     $750     $769   $764

10 Years       -   $1,517   $1,596   $1,534   $1,574 $1,563

1. Assumes a contingent deferred sales charge (CDSC) will not apply. 2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase]  MANAGEMENT
                               ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $271 billion in assets.

The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of the Florida Fund since its inception and the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Florida, Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, PORTFOLIO MANAGER OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Florida Fund since 2000. He joined Franklin Templeton Investments in 1996.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since its inception and the Ohio Fund since 1986. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2001, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                                             MANAGEMENT
                                               FEES
                                        (as a percentage of
                                          average monthly
                                              assets)
-------------------------------------------------------------
Florida Fund                                   0.62%
Insured Fund                                   0.47%
Massachusetts Fund                             0.53%
Michigan Fund                                  0.47%
Minnesota Fund                                 0.50%
Ohio Fund                                      0.48%



[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES
-----------------------


ON MAY 26, 2001, THE U.S. CONGRESS PASSED AND SENT TO THE PRESIDENT THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. IT IS EXPECTED THAT THE PRESIDENT WILL SIGN THIS LEGISLATION AND IT WILL BECOME LAW. THE 2001 TAX ACT CONTAINS PROVISIONS THAT WILL REDUCE EFFECTIVE FEDERAL INDIVIDUAL INCOME TAX RATES, PHASED-IN OVER TIME, AND WILL CREATE INVESTMENT, EDUCATIONAL AND RETIREMENT SAVINGS INCENTIVES THROUGH INCREASED PHASE-OUT LIMITS, AND OTHER TAX BENEFITS. INVESTORS SHOULD TALK TO THEIR PERSONAL TAX ADVISORS ABOUT THE IMPLICATIONS OF THESE TAX LAW CHANGES ON THEIR INVESTMENT IN A FUND.

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to redeem your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds unless you: o provide your correct social security or taxpayer identification number, o certify that this number is correct, o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the redemption of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of a dollar bill]  FINANCIAL HIGHLIGHTS
                                   --------------------

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a simple Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


FLORIDA FUND                        YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2001   2000   1999   1998   1997
-------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of     9.61  10.53  10.43   9.99  10.02
year
                                -----------------------------------

 Net investment income/1           .49    .48    .51    .53    .53
                                -----------------------------------

 Net realized and unrealized
 gains (losses)                    .74   (.92)   .10    .44   (.03)
                                -----------------------------------

Total from investment             1.23   (.44)   .61    .97    .50
operations
                                -----------------------------------

Distributions from net            (.48)  (.48)  (.51)  (.53)  (.53)
investment income
                                -----------------------------------

Net asset value, end of year     10.36   9.61  10.53  10.43   9.99
                                ===================================

Total return (%)/2               13.10  (4.22)  6.01   9.94   5.17

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    116,581 108,831 124,488 101,506 77,177
1,000)

Ratios to average net assets:
(%)

 Expenses                          .78    .76    .42    .35    .35

 Expenses excluding waiver
 and payments by affiliate         .78    .77    .79    .80    .80

 Net investment income            4.87   4.79   4.88   5.16   5.36

Portfolio turnover rate (%)      29.18  23.92   1.81   8.08  32.23

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges.

INSURED FUND
CLASS A                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2001  2000/3  1999   1998  1997
-------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    11.24  12.26  12.31  12.15 12.27
year
                                -----------------------------------

 Net investment income/1           .60    .61    .64    .67   .69

 Net realized and unrealized
 gains (losses)                    .74  (1.00)   .06    .29  (.11)
                                -----------------------------------

Total from investment             1.34   (.39)   .69    .95   .58
operations
                                -----------------------------------

Less distributions from:

 Net investment income            (.60)  (.61)  (.64)  (.67) (.70)

 Net realized gains               -      (.02)  (.10)  (.12) -
                                -----------------------------------

Total distributions               (.60)  (.63)  (.74)  (.79) (.70)
                                -----------------------------------

Net asset value, end of year     11.98  11.24  12.26  12.31 12.15
                                ===================================

Total return (%)/2               12.24  (3.21)  5.72   8.09  4.88

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1   1,472  1,446  1,727  1,685 1,662
million)

Ratios to average net assets:
(%)

 Expenses                          .62    .62    .62    .61   .60

 Net investment income            5.23   5.23   5.11   5.44  5.68
Portfolio turnover rate (%)      10.40  13.29  13.16  27.77 18.66

CLASS B
------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of    11.24  11.14
period
                                ---------------
                                    .55   .05
 Net investment income/1

 Net realized and unrealized
 gains (losses)                    .75    .10
                                ---------------

Total from investment             1.30    .15
operations
                                ---------------

Distributions from net            (.54)  (.05)
investment income
                                ---------------

Net asset value, end of period   12.00  11.24
                                ===============

Total return (%)/2               11.80   1.31

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($ x  6,291    63
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.18   1.18/4

 Net investment income            4.68   5.23/4

Portfolio turnover rate (%)      10.40  13.29

CLASS C
-------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of    11.31   12.33  12.38 12.21  12.31
year
                                -----------------------------------

 Net investment income/1           .55     .55    .57   .60    .62

 Net realized and unrealized
 gains (losses)                    .73   (1.00)   .05   .29   (.09)
                                -----------------------------------

Total from investment             1.28    (.45)   .62   .89    .53
operations
                                -----------------------------------

  Distributions from net          (.54)   (.55)  (.57)7(.60)  (.63)
  investment income
                                -----------------------------------

 Distributions from net           -       (.02)  (.10) (.12)   -
realized gains
                                -----------------------------------

Total distributions               (.54)   (.57)  (.67) (.72)  (.63)
                                -----------------------------------

Net asset value, end of year     12.05   11.31  12.33 12.38  12.21
                                ===================================

Total return (%)/2               11.55   (3.74)  5.12  7.52   4.42

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    62,212  56,627  65,166 38,057 21,521
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.18    1.18   1.18  1.18   1.17

 Net investment income            4.67    4.66   4.54  4.86   5.10

Portfolio turnover rate (%)      10.40   13.29  13.16 27.77  18.66

1. Based on average shares outstanding effective year ended February 29, 2000.
2.  Total return does not include sales charges, and is not annualized.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4.  Annualized.


MASSACHUSETTS FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2001   2000   1999   1998   1997
-------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    10.75  11.71  11.75  11.54  11.65
year
                                -----------------------------------

 Net investment income/1           .57    .58    .59    .61    .63
 Net realized and unrealized
 gains (losses)                    .79   (.96)   .03    .35   (.10)
                                -----------------------------------

Total from investment             1.36   (.38)   .62    .96    .53
operations
                                -----------------------------------

Distributions from:

 Net investment income            (.57)  (.58)  (.59)  (.62)  (.64)

 Net realized gains               -      -      (.07)  (.13)  -
                                -----------------------------------

Total distributions               (.57)  (.58)  (.66)  (.75)  (.64)
                                -----------------------------------

Net asset value, end of year     11.54  10.75  11.71  11.75  11.54
                                ===================================

Total return (%)/2               12.94  (3.34)  5.36   8.50   4.75

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    327,650306,531340,109328,147325,065
1,000)

Ratios to average net assets:
(%)

 Expenses                          .70    .68    .68    .68    .68

 Net investment income            5.12   5.16   4.99   5.21   5.51

Portfolio turnover rate (%)      15.69  25.75   6.80  30.46  29.22



CLASS C
--------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of    10.81   11.76 11.80  11.59  11.69
year
                                ------------------------------------

 Net investment income/1           .51     .52   .52    .55    .57

 Net realized and unrealized
 gains (losses)                    .80    (.96)  .03    .34   (.09)
                                ------------------------------------

Total from investment             1.31    (.44)  .55    .89    .48
operations
                                ------------------------------------

 Distributions from net           (.51)   (.51) (.52)  (.55)  (.58)
investment income
                                ------------------------------------

 Distributions from net           -       -     (.07)  (.13)  -
realized gains
                                ------------------------------------

Total distributions               (.51)   (.51) (.59)  (.68)  (.58)
                                ------------------------------------

 Net asset value, end of year    11.61   10.81 11.76  11.80  11.59
                                ====================================

Total return (%)/2               12.35   (3.78) 4.74   7.86   4.22

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    28,397  27,253 26,271 13,937 6,378
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.25    1.24  1.24   1.25   1.25

 Net investment income            4.57    4.60  4.44   4.59   4.96

Portfolio turnover rate (%)      15.69   25.75  6.80  30.46  29.22

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges, and is not annualized.


MICHIGAN FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                 2001  2000/3   1999   1998   1997
-------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    11.37  12.28  12.20  12.00  12.09
year
                               ------------------------------------

 Net investment income/1           .60    .60    .61    .63    .66

 Net realized and unrealized
 gains (losses)                    .70   (.91)   .13    .34   (.09)
                               ------------------------------------

Total from investment             1.30   (.31)   .74    .97    .57
operations
                               ------------------------------------

Less distributions from:

 Net investment income            (.59)  (.60)  (.61)  (.63)  (.66)
                               ------------------------------------

 Net realized gains               -     -4      (.05)  (.13)    -

Total distributions               (.59)  (.60)  (.66)  (.77)  (.66)

Net asset value, end of year     12.08  11.37  12.28  12.20  12.00
                               ====================================

Total return (%)/2               11.74  (2.57)  6.23   8.37   4.90

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   1,085  1,058  1,161  1,143   1,112
1 million)

Ratios to average net assets:
(%)

 Expenses                          .64    .63    .63    .63    .62

 Net investment income            5.10   5.10   4.98   5.24   5.52

Portfolio turnover rate (%)      10.34  13.73   7.37  20.08  30.03

CLASS B
-------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of   11.38    11.31
period
                               ------------------------------------

 Net investment income1           .54      .05

 Net realized and unrealized      .73      .07
gains
                               ------------------------------------

Total from investment            1.27      .12
operations
                               ------------------------------------

Distributions from net           (.53)    (.05)
investment income
                               ------------------------------------

Net asset value, end of period  12.12    11.38
                               ====================================

Total return (%)/2              11.28     1.11

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($    7,818     228
x 1,000)

Ratios to average net assets:
(%)

 Expenses                        1.20     1.19/5

 Net investment income           4.52     4.88/5

Portfolio turnover rate (%)     10.34    13.73

CLASS C
-------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of   11.45    12.36 12.27  12.07 12.14
year                          --------------------------------------
 Net investment income/1           .54      .54   .55    .57   .59

 Net realized and unrealized
 gains (losses)                    .71     (.92)  .13    .33  (.07)
                              --------------------------------------

Total from investment             1.25     (.38)  .68    .90   .52
operations                    --------------------------------------

 Distributions from net           (.53)    (.53) (.54)  (.57) (.59)
 investment income            --------------------------------------

 Distributions from net          -        -     (.05)  (.13)    -
 realized gains

Total distributions               (.53)    (.53) (.59)  (.70) (.59)
                              -------------------------------------

Net asset value, end of year    12.17    11.45 12.36  12.27 12.07
                              =====================================

Total return (%)/2              11.14    (3.11) 5.71   7.70  4.44

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x   53,620   49,038  49,970 32,873 20,162
1,000)

Ratios to average net assets:
(%)

 Expenses                        1.20     1.19    1.19  1.20  1.19

 Net investment income           4.54     4.54  4.42   4.67  4.94

Portfolio turnover rate (%)     10.34    13.73  7.37  20.08 30.03

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4. The Fund made a capital gain distribution of $.0003.
5. Annualized.


MINNESOTA FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-----------------------------------------------------------------------
                                 2001    2000   1999   1998   1997
-----------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    11.13   12.14  12.16  12.01  12.14
year                            ------------------------------------

 Net investment income/1            .58     .59    .61    .64    .65

 Net realized and unrealized
 gains (losses)                    .76    (.99)   .01    .25   (.12)
                                ------------------------------------

Total from investment             1.34    (.40)   .62    .89    .53
operations
                                ------------------------------------

  Distributions from net          (.58)   (.59)  (.62)  (.64)  (.66)
 investment
  income

 Distributions from net           -       (.02)  (.02)  (.10)  -
realized gains
                                ------------------------------------

Total distributions               (.58)   (.61)  (.64)  (.74)  (.66)
                                ------------------------------------

Net asset value, end of year     11.89   11.13  12.14  12.16  12.01
                                ====================================

Total return (%)/2               12.31   (3.30)  5.18   7.60   4.54

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    465,758 451,142 515,174 495,315 482,128
1,000)

Ratios to average net assets:
(%)

 Expenses                          .67     .66    .67    .65    .66

 Net investment income            5.04    5.05   5.01   5.29   5.47

Portfolio turnover rate (%)      24.68   15.79  16.25  14.87  14.40

CLASS C
--------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of    11.18   12.19  12.21  12.05  12.17
year
                                ------------------------------------

 Net investment income1            .52     .52    .54    .57    .59

 Net realized and unrealized
 gains (losses)                    .76    (.98)   .01    .26   (.12)
                                ------------------------------------

Total from investment             1.28    (.46)   .55    .83    .47
operations
                                ------------------------------------

 Distributions from net           (.51)   (.53)  (.55)  (.57)  (.59)
investment
 income
                                ------------------------------------

 Distributions from net           -       (.02)  (.02)  (.10)   -
realized gains
                                ------------------------------------

Total distributions               (.51)   (.55)  (.57)  (.67)  (.59)
                                ------------------------------------

Net asset value, end of year     11.95   11.18  12.19  12.21  12.05
                                ====================================

Total return (%)/2               11.74   (3.84)  4.58   7.04   3.98

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    24,738  21,828 20,896 10,131 4,844
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.23    1.22   1.23   1.22   1.23

 Net investment income            4.49    4.50   4.44   4.72   4.87

Portfolio turnover rate (%)      24.68   15.79  16.25  14.87  14.40

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges.

OHIO FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------
                                2001    2000/3  1999   1998   1997
--------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    11.52   12.49  12.45  12.19  12.22
year
                                ------------------------------------

 Net investment income/1           .61     .61    .62    .64    .66

 Net realized and unrealized
  gains (losses)                   .68    (.95)   .07    .33   (.03)
                                ------------------------------------

Total from investment             1.29    (.34)   .69    .97    .63
operations
                                ------------------------------------

 Distributions from net           (.60)   (.61)  (.62)  (.64)  (.66)
investment
 income

 Distributions from net           -       (.02)  (.03)  (.07)  -
realized gains
                                ------------------------------------

Total distributions               (.60)   (.63)  (.65)  (.71)  (.66)
                                ------------------------------------

Net asset value, end of year     12.21   11.52  12.49  12.45  12.19
                                ====================================

Total return (%)/2               11.48   (2.80)  5.63   8.22   5.35

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    698,853 689,084 776,592 741,079 698,360
1,000)

Ratios to average net assets:
(%)

 Expenses                          .66     .64    .65    .64    .64

 Net investment income            5.10    5.07   4.98   5.24   5.43

Portfolio turnover rate (%)      16.45    9.61   6.56  12.84  14.95

CLASS B
--------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of    11.52   11.43
period
                                ------------------------------------

 Net investment income/1           .55     .05

 Net realized and unrealized
  gains (losses)                   .70     .09
                                ------------------------------------

Total from investment             1.25     .14
operations
                                ------------------------------------

Distributions from net            (.54)   (.05)
investment income
                                ------------------------------------

Net asset value, end of period   12.23   11.52
                                ====================================

Total return (%)/2               11.04    1.19

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($ x   3,649    76
1,000)

Ratios to average net assets:
(%)

 Expenses                         1.22    1.20/4

 Net investment income            4.53    5.02/4

Portfolio turnover rate (%)      16.45    9.61

CLASS C
--------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of   11.58   12.56  12.51  12.24  12.26
year
                                ------------------------------------

 Net investment income/1          .54     .54    .55    .58    .59

 Net realized and unrealized
 gains (losses)                   .69    (.96)   .08    .34   (.02)
                                ------------------------------------

Total from investment            1.23    (.42)   .63    .92    .57
operations
                                ------------------------------------

 Distributions from net          (.53)   (.54)  (.55)  (.58)  (.59)
investment
 income

 Distributions from net          -       (.02)  (.03)  (.07)  -
realized gains
                                ------------------------------------

Total distributions              (.53)   (.56)  (.58)  (.65)  (.59)
                                ------------------------------------

Net asset value, end of year    12.28   11.58  12.56  12.51  12.24
                                ====================================

Total return (%)/2              10.90   (3.41)  5.10   7.66   4.79

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x    42,072  40,181 42,258 28,178 15,786
1,000)

Ratios to average net assets:
(%)

 Expenses                        1.22    1.20   1.21   1.20   1.20

 Net investment income           4.55    4.52   4.42   4.67   4.80

Portfolio turnover rate (%)     16.45    9.61   6.56  12.84  14.95

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an X]  CHOOSING A SHARE CLASS
                                         ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.



                         CLASS B
                         (INSURED, MICHIGAN    CLASS C
 CLASS A                 AND OHIO FUNDS ONLY)  (ALL FUNDS EXCEPT FLORIDA)
-------------------------------------------------------------------------
o  Initial sales         o  No initial         o  Initial sales
   charge of 4.25% or       sales charge          charge of 1%
   less

o  Deferred sales        o  Deferred sales     o  Deferred sales
   charge of 1% on          charge of 4% on       charge of 1% on
   purchases of $1          shares you sell       shares you sell
   million or more sold     within the first      within 18 months
   within 12 months         year, declining
                            to 1% within six
                            years and
                            eliminated after
                            that

o  Lower annual          o  Higher annual      o  Higher annual
   expenses than Class      expenses than         expenses than
   B or C due to lower      Class A (same as      Class A (same as
   distribution fees        Class C) due to       Class B) due to
                            higher                higher
                            distribution          distribution fees.
                            fees. Automatic       No conversion to
                            conversion to         Class A shares, so
                            Class A shares        annual expenses do
                            after eight           not decrease.
                            years, reducing
                            future annual
                            expenses.



SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %     WHICH EQUALS THIS %
                              OF THE OFFERING       OF YOUR NET
 WHEN YOU INVEST THIS AMOUNT      PRICE             INVESTMENT
--------------------------------------------------------------------
Under $100,000                      4.25                4.44
$100,000 but under $250,000         3.50                3.63
$250,000 but under $500,000         2.50                2.56
$500,000 but under $1               2.00                2.04
million


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 31), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 30).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Florida Fund and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN           THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM        YOUR PROCEEDS AS A CDSC
-----------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 30). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS %
WHEN YOU INVEST THIS         OF THE OFFERING        OF YOUR NET
AMOUNT                            PRICE             INVESTMENT
--------------------------------------------------------------------
Under $1 million                   1.00                1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 37 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]


o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

         TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                          OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines and someone writing]
BUYING SHARES
-------------

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                             INITIAL   ADDITIONAL
------------------------------------------------------------------
Regular accounts                             $1,000    $50
------------------------------------------------------------------
Automatic investment plans                   $50       $50
------------------------------------------------------------------
UGMA/UTMA accounts                           $100      $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account         $250      $50
programs
------------------------------------------------------------------
Full-time employees, officers, trustees and  $100      $50
directors of Franklin Templeton entities,
and their immediate family members
------------------------------------------------------------------

      PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE
                         IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 35). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.




BUYING SHARES


----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your            Contact your investment
THROUGH YOUR         investment              representative
INVESTMENT           representative
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of   If you have another     Before requesting a
phone and computer]  Franklin Templeton      telephone or online
                     fund account with your  purchase into an
BY PHONE/ONLINE      bank account            existing account,
                     information on file,    please make sure we
(Up to $100,000 per  you may open a new      have your bank account
shareholder per day) account by phone. At    information on file. If
                     this time, a new        we do not have this
1-800/632-2301       account may not be      information, you will
                     opened online.          need to send written
franklintempleton.com                        instructions with your
                     To make a same day      bank's name and
NOTE:  CERTAIN       investment, your phone  address, a voided check
ACCOUNT TYPES ARE    order must be received  or savings account
NOT AVAILABLE FOR    and accepted by us by   deposit slip, and a
ONLINE ACCOUNT       1:00 p.m. Pacific time  signature guarantee if
ACCESS               or the close of the     the bank and Fund
                     New York Stock          accounts do not have at
                     Exchange, whichever is  least one common owner.
                     earlier.
                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                     Make your check         Make your check payable
[Insert graphic of   payable to the Fund.    to the Fund. Include
envelope]                                    your account number on
                     Mail the check and      the check.
BY MAIL              your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
[Insert graphic of   Call to receive a wire  Call to receive a wire
three lightning      control number and      control number and wire
bolts]               wire instructions.      instructions.

                     Wire the funds and      To make a same day wire
                     mail your signed        investment, please call
BY WIRE              application to          us by 1:00 p.m. Pacific
                     Investor Services.      time and make sure your
1-800/632-2301       Please include the      wire arrives by 3:00
(or 1-650/312-2000   wire control number or  p.m.
collect)             your new account
                     number on the
                     application.

                     To make a same day wire investment, please call us by 1:00
                     p.m. Pacific time and make sure your wire arrives by 3:00
                     p.m.
----------------------------------------------------------------------
[Insert graphic of   Call Shareholder        Call Shareholder Services at the
two arrows pointing  Services at the number  number below or our automated
in opposite          below, or send          TeleFACTS system, or send signed
directions]          signed written          written instructions. You also
                     instructions.           may place an online exchange
BY EXCHANGE          You also may place an   order.
                     online exchange order.
TeleFACTS(R)         The TeleFACTS system    (Please see page 37 for information
1-800/247-1753       cannot be used to open  on exchanges.)
(around-the-clock    a new account.
access)
                     (Please see page 37
Our Website          for information on
franklintempleton.   exchanges.)
com
------------------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset]  INVESTOR SERVICES
                                           -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


FRANKLIN TEMPLETON ONLINE You can visit us online at FRANKLINTEMPLETON.COM for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You also may register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents. This service should be available on our website beginning in July 2001.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 43).


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o    you are selling more than $100,000 worth of shares
o    you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.



SELLING SHARES
------------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts may need to
                      send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.


                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of As long as your transaction is for phone and computer] $100,000 or less, you do not hold share certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton.com A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                      (Please see page 36 for more information.)
---------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online
three                 to have redemption proceeds sent to a
lightning bolts]      bank account. See the policies above
                      for selling shares by mail, phone, or
BY ELECTRONIC FUNDS   online.
TRANSFER (ACH)
                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.


                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

--------------------------------------------------------------------------

[Insert graphic of    Obtain a current prospectus for the fund you are
two arrows pointing   considering. Prospectuses are available online at
in opposite           franklintempleton.com.
directions]

BY EXCHANGE           Call Shareholder Services at the number
                      below or our automated TeleFACTS
TeleFACTS(R)          system, or send signed written
1-800/247-1753        instructions. You also may place an
(around-the-clock     exchange order online.  See the
access)               policies above for selling shares by
                      mail, phone, or online.


                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Insured Fund may restrict or refuse purchases or exchanges by Market Timers. The remaining Funds do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase and exchange trade requests through the desk.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserves certain rights, including:


o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Funds may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          3.00         2.00
Investment under $100,000    4.00         ---          ---
$100,000 but under $250,000  3.25         ---          ---
$250,000 but under $500,000  2.25         ---          ---
$500,000 but under $1        1.85         ---          ---
million
$1 million or more           up to 0.75/1 ---          ---
12B-1 FEE TO DEALER          0.15         0.15/2       0.65/3
                             (Florida
                             Fund)
                             0.10 (all
                             other Funds)


A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS


If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753    (around-the-clock
(automated)                             access)


FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected each Fund's performacne during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.














Investment Company Act file #811-4149                              TF1 P 07/01



FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME
FUND FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2001



[Insert Franklin Templeton Ben Head]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).


CONTENTS

Goals, Strategies, and Risks......................................      2
State and U.S. Territory Risks....................................      7
Officers and Trustees.............................................     11
Management and Other Services.....................................     13
Portfolio Transactions............................................     14
Distributions and Taxes...........................................     15
Organization, Voting Rights and
 Principal Holders................................................     17
Buying and Selling Shares.........................................     18
Pricing Shares....................................................     23
The Underwriter...................................................     23
Performance.......................................................     25
Miscellaneous Information.........................................     28
Description of Ratings............................................     29
State Tax Treatment...............................................     32




------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------




GOALS, STRATEGIES AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.


Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Florida Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.


7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the Fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.


11. In the case of the Florida Fund, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.


12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of its state.

As a nonfundamental policy, each state Fund also normally invests at least 65% of its total assets in municipal securities of its state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.


MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.


GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.


ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.


TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.


CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to a state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by each Fund's manager.


Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.


STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.


TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.


VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.


Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.


CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.


As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.


In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.


DIVERSIFICATION All of the Funds, except the Florida Fund, are diversified funds. The Florida Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Florida Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.


ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE Each Fund invests primarily in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.


Each Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security,
(ii) the value of a Fund's shares, or (iii) a Fund's distributions.


TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.


The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.


QUALIFIED MUNICIPAL BOND INSURERS. Each Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.


If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its portfolio in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets in the securities in which the Funds' invest or in the economies of the states and territories where the Funds' invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------


STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.


The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.


FLORIDA. Florida's population has grown rapidly in recent years, with the fastest growth among 5-17 year-olds. In the next ten years, the most rapidly growing population will be in the over 85 age group. The rapid growth in the population of both the young and old has required increased expenditures for services, such as schools and health care, and has placed sustained pressure on the state's budget for the funding of these services. As a result, Florida is more vulnerable to increases in the cost of education, Medicaid and other health care services than many other states. While the population of the young and old has grown rapidly, the working age population has grown at a much slower rate and is expected to decline in the coming years.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level.


Florida's tax base has been relatively narrow, with no personal income tax and 60% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. Recent trends also have shown an increase in internet and mail order sales, which the state has not been able to tax. If this trend continues, states that rely on sales taxes, like Florida, could be adversely affected. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a budget stabilization fund. Florida projects a balance in the fund of $847 million by fiscal year end 2000, meeting the required fund level of 5% of the previous year's General Fund revenues. In addition, the year is expected to close with a $962 million combined general and working capital balance.


Over the past five years, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. The state's rapidly growing population should continue to place demands on the state's budget and debt burden needed to finance infrastructure and other improvements.

While tourism has remained Florida's most important industry, Florida's economy has continued to diversify from a narrow base of agriculture and seasonal tourism into a service and trade economy. Job growth has been steady and unemployment has been around the national rate. Florida's year over year job growth was among the top three fastest in the nation in 1999. Because of its location, much of the state's export sector has relied on exports to Latin America. Although exports have comprised a relatively small part of the gross state product, the sector's dependence on Latin America poses a risk in the event of economic instability in that region.

MASSACHUSETTS. In recent years, Massachusetts' economy has been strong and has led the northeast region. Since 1996, total employment gains in the commonwealth have been similar to national levels. Likewise, the commonwealth's unemployment rates have compared favorably with national rates. In November 1999, the unemployment rate in Massachusetts was 3.2%, compared to the national rate of 4.1%. Strong employment growth since 1993, together with low unemployment rates and slow population growth, have begun to cause some concerns of a tight labor market. A labor shortage may be a potential constraint on the further growth of Massachusetts' economy.

Although the economy has been strong, the commonwealth's debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in eight consecutive years of balanced financial operations. At the same time, the commonwealth has greatly reduced its reliance on temporary borrowing.

While the commonwealth has regained some control over its budget, continuing expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Tax cuts, a relatively high unfunded pension liability, and the substantial reliance of localities on the commonwealth for financial assistance also may strain the commonwealth's resources and limit its financial flexibility. With the rate of economic growth expected to slow in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.

MICHIGAN. While Michigan's economy has diversified to some degree, it has remained dependent on its durable goods manufacturing sector, especially on its cyclical auto industry. In recent years, manufacturing has accounted for 22% of the state's employment and 33% of personal income. While this sector has been strong since the end of the national recession in the early 1990s and has made improvements that could potentially lessen its historical volatility, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states and more susceptible to the adverse effects of another recession.

Since 1992, Michigan's economy has grown at a healthy pace. Unemployment levels have been below national levels since 1994 and, through 1999, employment levels were at an all-time high. With the help of its strong economy, Michigan's finances also have improved. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. As of September 30, 1999, the state's budget stabilization fund was at more than $1 billion. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements. The state also has been able to maintain its traditionally low debt levels, although contingent debt levels issued through school programs and based on the state's credit have grown rapidly, approaching levels almost double the state's outstanding direct debt. The state's contingent debt exposure will need to be carefully managed in the coming years to help maintain the state's financial stability.

MINNESOTA. Minnesota's economy has been well-diversified, with only slight concentration in the manufacturing sector. Historically, this diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth, especially in the services sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Strong financial management, healthy reserve levels and a moderate debt burden have allowed the state to maintain its strong credit rating. With the recent strength of its economy and growth in revenues, Minnesota has increased its general fund balance to $2.0 billion as of June 30, 1999, with a budgetary reserve of $1.3 billion. With its balances and reserves near historic levels, several tax cuts have been proposed.

OHIO. Ohio's financial performance has been strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation, improving the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.

In recent years, Ohio's employment growth has slowed to below the national average. For the year ended December 1999, job growth was 0.8%, compared to 2.2% for the nation. Much of this growth has been concentrated in the construction and finance, insurance, and real estate sectors. Unemployment was 4.2% in December 1999, which was the same as the national rate. The state's population growth also has been slow and, from 94 - 99, was the slowest in the Great Lakes region.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state has enjoyed large operating surpluses over the last seven fiscal years, which have allowed the state to restore its reserves to levels above those before the last recession. A recent court decision requiring major changes to the state's school funding programs, however, may create some pressure on the state's ability to maintain a balanced budget, especially in the event of an economic slowdown.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. Overall, as of March 2000, Moody's considered Puerto Rico's outlook to be positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.


While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A-rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.


Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 18, 2000, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. By sector, the breakdown was garment manufacturing 33%, tourism 23%, retail trade 18%, services 17% and other 9%. Gross business revenue tax collections totaled $68.6 million in fiscal year 1998. Also in fiscal year 1998, general fund revenues totaled $234 million while expenditures totaled $238 million.

The population of all the islands combined was 67,212 at fiscal year end 1996 and average earnings per capita totaled $9,702. At fiscal year end 1995, the most recent year available, unemployment among eligible labor force participants stood at 2.3%.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands has suffered numerous years of budget imbalances. Since fiscal 1989, the Virgin Islands has incurred budget deficits in all but four fiscal years. As of June 30, 1999, the accumulated deficit was close to $341 million. To help finance this deficit, the government issued a $300 million bond, which allowed it to meet a $13 million payroll payment and to begin to pay off the backlog of payments to vendors. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands are not experiencing the record economic boom that the mainland is. In 1999, employment decreased 1.7% following two years of minimal growth. The unemployment rate for 1999 was 4.8%, which is the lowest level since 1993. The Virgin Islands are highly dependent on tourism, which contracted in 1999. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships. The number of cruise ship passengers decreased 12% in 1999, which resulted in an overall decline of 8% for the year. A significant reason for the decrease in cruise ships was due to the damage suffered to the docks from recent hurricanes. After Hurricane Jose in October 1999, only 39 ships were able to dock in October compared to 65 in October 1998.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------
The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE


President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).


Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE


Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).


S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, D.C. 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE


Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.


Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (36)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.


Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.


Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT


Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                            NUMBER OF
                                        TOTAL FEES          BOARDS IN
                         TOTAL FEES    RECEIVED FROM        FRANKLIN
                         RECEIVED       FRANKLIN           TEMPLETON
                         FROM THE      TEMPLETON          INVESTMENTS
                         TRUST/1      INVESTMENTS/2        ON WHICH
NAME                      ($)             ($)             EACH SERVES/3
-------------------------------------------------------------------------
Frank H. Abbott, III     23,056         156,953                 28
Harris J. Ashton         25,267         359,404                 48
S. Joseph Fortunato      23,564         359,629                 49
Edith E. Holiday         31,700         248,305                 28
Frank W.T. LaHaye        24,356         165,529                 28
Gordon S. Macklin        25,267         359,504                 48

1. For the fiscal year ended February 28, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of its net assets up to and including $100 million;
   and
o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and
o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999, the Funds paid the following management fees:


                                MANAGEMENT FEES PAID ($)
                           --------------------------------
                            2001         2000         1999
------------------------------------------------------------------

Florida Fund/1             675,892      705,624      279,543
Insured Fund             6,989,183    7,715,627    8,186,468
Massachusetts Fund       1,778,329    1,854,148    1,842,232
Michigan Fund            5,241,308    5,567,281    5,623,372
Minnesota Fund           2,391,163    2,541,127    2,591,321
Ohio Fund                3,520,361    3,798,880    3,822,228

1. For the fiscal years ended February 29, 2000 and February 28, 1999, management fees, before any advance waiver, totaled $718,877 and $697,080, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of each Fund's average daily net assets up to $200 million;
o   0.135% of
    each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o   0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the manager paid FT Services the following administration fees:

                          ADMINISTRATION FEES PAID ($)
                    ---------------------------------------
                         2001           2000           1999
---------------------------------------------------------------------

Florida Fund            164,657        178,612         169,903
Insured Fund          1,697,967      1,826,809       1,895,252
Massachusetts Fund      487,351        512,885         506,241
Michigan Fund         1,382,784      1,458,837       1,465,757
Minnesota Fund          671,998        720,407         730,139
Ohio Fund             1,001,829      1,066,409       1,066,391

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------
Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the Funds did not pay any brokerage commissions.

As of February 28, 2001, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS By meeting certain requirements of the Internal Revenue Code (Code), the Funds qualify to pay exempt-interest dividends to you. These dividends are derived generally from interest income exempt from regular federal income tax when earned by the Fund, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends of the state Funds are derived from interest on obligations of that state or its political subdivisions, or from interest on qualifying obligations of U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam, they also may be exempt from that state's personal income tax, if any. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS Each Fund may earn taxable income from many sources, including temporary investments, discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income will be taxable to you as ordinary income.

CAPITAL GAIN DISTRIBUTIONS Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average is comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001. This Tax Act includes provisions that will significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals through expansion of retirement and education savings programs, and provide for limited estate, gift and generation-skipping tax relief. While these provisions have important tax impacts on individual investors in a Fund, their impact on the taxation of a Fund are limited. See your personal tax advisor for more information.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Funds generally pay no federal income tax on the income and gains distributed to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o  100% of any undistributed amounts from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


REDEMPTIONS Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark-to-market your Fund shares as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE If you redeem or exchange Fund shares that you have held for six months or less: o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.



ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The Insured, Michigan and Ohio Funds currently offer three classes of shares, Class A, Class B and Class C. The Massachusetts and Minnesota Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:


o   Franklin Insured Tax-Free Income Fund -  Class A
o   Franklin Insured Tax-Free Income Fund -  Class B
o   Franklin Insured Tax-Free Income Fund - Class C
o   Franklin Massachusetts Insured Tax-Free Income Fund - Class A
o   Franklin Massachusetts Insured Tax-Free Income Fund - Class C
o   Franklin Michigan Insured Tax-Free Income Fund - Class A
o   Franklin Michigan Insured Tax-Free Income Fund - Class B
o   Franklin Michigan Insured Tax-Free Income Fund - Class C
o   Franklin Minnesota Insured Tax-Free Income Fund - Class A
o   Franklin Minnesota Insured Tax-Free Income Fund - Class C
o   Franklin Ohio Insured Tax-Free Income Fund - Class A
o   Franklin Ohio Insured Tax-Free Income Fund - Class B
o   Franklin Ohio Insured Tax-Free Income Fund - Class C


The Florida Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Florida Fund are considered Class A shares for redemption, exchange and other purposes.


The Funds may offer additional classes of shares in the future.


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.


The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 1, 2001, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.



DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B SHARES WITHIN            THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM                 YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------------------
1 Year                                                      4
2 Years                                                     4
3 Years                                                     3
4 Years                                                     3
5 Years                                                     2
6 Years                                                     1
7 Years                                                     0


CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999:


                                                            AMOUNT
                                                         RECEIVED IN
                                                       CONNECTION WITH
                         TOTAL          AMOUNT           REDEMPTIONS
                      COMMISSIONS    RETAINED BY            AND
                       RECEIVED      DISTRIBUTORS       REPURCHASES
                         ($)             ($)                ($)
-------------------------------------------------------------------------------

2001
Florida Fund           188,036         13,388                  0
Insured Fund         1,475,148         96,011               38,840
Massachusetts Fund     562,549         36,714               23,360
Michigan Fund        1,340,897         82,879               48,597
Minnesota Fund         512,580         32,100               16,554
Ohio Fund            1,068,705         68,030               27,051

2000
Florida Fund           347,787          24,507               1,130
Insured Fund         2,135,976         134,057              78,535
Massachusetts Fund     861,945          54,163              29,631
Michigan Fund        2,163,050         128,077              56,030
Minnesota Fund         819,118          46,686              37,510
Ohio Fund            1,699,643         105,552              81,934

1999
Florida Fund           610,778          42,251                  85
Insured Fund         3,799,368         242,769              38,597
Massachusetts Fund   1,115,229          66,155              24,083
Michigan Fund        2,630,865         163,572              10,821
Minnesota Fund       1,378,166          80,608               6,400
Ohio Fund            2,308,355         146,830              15,696


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Florida Fund may pay up to per year and each of the remaining Funds may pay up to 0.10% per year of the remaining Funds of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Except for the Florida Fund's expenses, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2001, the amounts paid by the Funds pursuant to the Class A plan were:

                               FLORIDA        INSURED      MASSACHUSETTS
                                FUND           FUND           FUND
                                 ($)           ($)            ($)
------------------------------------------------------------------------------

Advertising                     1,604          78,476         24,271
Printing and mailing
 prospectuses other
 than to current
 shareholders                     997          40,180          5,985
Payments to
 underwriters                     658          20,673          5,163
Payments to
 broker-dealers                102,881      1,016,934        234,094
Other                            3,262        148,203         26,585
                           ------------------------------------------------
Total                          109,402      1,304,466        296,098
                           ================================================


                              MICHIGAN       MINNESOTA       OHIO
                               FUND            FUND          FUND
                                ($)             ($)           ($)
------------------------------------------------------------------------------

Advertising                     60,731        37,590          37,286
Printing and mailing
 prospectuses other
 than to current
 shareholders                   23,141         8,985          14,853
Payments to
 underwriters                   17,540         5,241          10,628
Payments to
 broker-dealers                766,633       327,779         512,539
Other                          109,317        38,478          74,067
                          ---------------------------------------------
Total                          977,462       418,073         649,373
                          =============================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2001, were:

                         INSURED FUND    MICHIGAN FUND      OHIO FUND
                             ($)             ($)              ($)
-----------------------------------------------------------------------

Advertising                 156             258              129
Printing and mailing
 prospectuses other
 than to current
 shareholders                 3               5                3
Payments to
 underwriters                96             210              112
Payments to
 broker-dealers           7,435          14,562            7,061
Other                       157             337              182
                         ----------------------------------------------
Total                     7,847          15,372            7,487
                         ==============================================


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2001, were:


                                     INSURED FUND       MASSACHUSETTS FUND
                                        ($)                  ($)
------------------------------------------------------------------------

Advertising                               4,395             3,912
Printing and mailing
 prospectuses other
 than to current
 shareholders                             1,136               703
Payments to
 underwriters                             2,246             1,786
Payments to
 broker-dealers                         343,969           163,353
Other                                     6,448             4,574
                                  ----------------------------------
Total                                   358,194           174,328
                                  ==================================


                       MICHIGAN FUND  MINNESOTA FUND    OHIO FUND
                            ($)           ($)             ($)
------------------------------------------------------------------

Advertising                4,795         2,380              3,648
Printing and mailing
 prospectuses other
 than to current
 shareholders                999           516               885
Payments to
 underwriters              2,552         1,276             1,865
Payments to
 broker-dealers          297,677       137,721           248,999
Other                      7,092         3,484             5,820
                       -------------------------------------------
Total                    313,115       145,377           261,217
                       ===========================================


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 28, 2001, were:

                                                                   SINCE
                      INCEPTION   1 YEAR    5 YEARS   10 YEARS   INCEPTION
                         DATE      (%)        (%)          (%)       (%)
------------------------------------------------------------------------------
CLASS A
Florida Fund           4/30/93      8.26      4.93          -        5.05
Insured Fund           4/03/85      7.46      4.52         6.17      7.49
Massachusetts Fund     4/03/85      8.11      4.59         6.23      6.94
Michigan Fund          4/03/85      7.03      4.71         6.27      7.26
Minnesota Fund         4/03/85      7.58      4.23         5.82      7.13
Ohio Fund              4/03/85      6.75      4.56         6.16      7.22

-------------------------------------------------------------------------------
                                                                    SINCE
                                                                  INCEPTION
                                                                    (%)
-------------------------------------------------------------------------------
CLASS B
Insured Fund           2/01/00      7.80                              8.57
Michigan Fund          2/01/00      7.28                              7.88
Ohio Fund              2/01/00      7.04                              7.74

-------------------------------------------------------------------------------
                                                                     SINCE
                                                                   INCEPTION
                                 1 YEAR (%)   5 YEARS (%)             (%)
-------------------------------------------------------------------------------
CLASS C
Insured Fund           5/01/95      9.49       4.65                    5.33
Michigan Fund          5/01/95      9.00       4.86                    5.46
Minnesota Fund                                 4.37
                       5/01/95      9.66                               4.88
Ohio Fund              5/01/95      8.78       4.70                    5.29



The following SEC formula was used to calculate these figures:

                                   n
                             P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 2001 were:

                                                                   SINCE
                       INCEPTION  1 YEAR   5 YEARS   10 YEARS    INCEPTION
                          DATE      (%)      (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A

Florida Fund            4/30/93      8.26    27.21        -         47.04
Insured Fund            4/03/85      7.46    24.71      82.05      215.71
Massachusetts Fund      4/03/85      8.11    25.14      83.00      190.65
Michigan Fund           4/03/85      7.03    25.86      83.71      204.80
Minnesota Fund          4/03/85      7.58    23.01      76.06      199.17
Ohio Fund               4/03/85      6.75    24.97      81.86      202.94

-------------------------------------------------------------------------------
                                                                    SINCE
                                    1 YEAR                        INCEPTION
                                     (%)                             (%)
-------------------------------------------------------------------------------
CLASS B
Insured Fund            2/01/00      7.80                            9.26
Michigan Fund           2/01/00      7.28                            8.51
Ohio Fund               2/01/00      7.04                            8.36

-------------------------------------------------------------------------------

                                                                      SINCE
                                    1 YEAR    5 YEARS               INCEPTION
                                      (%)       (%)                    (%)
-------------------------------------------------------------------------------
CLASS C
Insured Fund            5/01/95       9.49    25.52                  34.68
Massachusetts Fund                  10.23
                        5/01/95               25.99                  35.35
Michigan Fund           5/01/95       9.00    26.78                  36.36
Minnesota Fund                        9.66    23.84                  32.07
                        5/01/95
Ohio Fund               5/01/95       8.78    25.79                  35.10


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 2001, were:

                             CLASS A (%)         CLASS B (%)        CLASS C (%)
------------------------------------------------------------------------------

Florida Fund                    4.01                  -                   -
Insured Fund                    4.13                3.74                 3.72
Massachusetts Fund              4.11                  -                  3.70
Michigan Fund                   3.89                3.51                 3.48
Minnesota Fund                  4.22                  -                  3.81
Ohio Fund                       4.05                3.71                 3.68



The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2001, were:


                        CLASS A (%)        CLASS B (%)        CLASS C (%)
-------------------------------------------------------------------------
Florida Fund             6.64               -                  -
Insured Fund             6.84               6.19               6.16
Massachusetts Fund       7.22               -                  6.50
Michigan Fund            6.72               6.07               6.01
Minnesota Fund           7.58               -                  6.85
Ohio Fund                7.21               6.60               6.55


As of February 28, 2001, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were as follows:

                                         Combined Rate (%)
                                         -----------------
Florida Fund                                   39.60
Insured Fund                                   39.60
Massachusetts Fund                             43.10
Michigan Fund                                  42.14
Minnesota Fund                                 44.34
Ohio Fund                                      43.82


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2001, were:

                         CLASS A (%)          CLASS B (%)        CLASS C (%)
-----------------------------------------------------------------------------
Florida Fund                4.49                  -                 -
Insured Fund                4.80                4.41               4.35
Massachusetts Fund          4.67                  -                4.25
Michigan Fund               4.74                4.34               4.30
Minnesota Fund              4.69                  -                4.25
Ohio Fund                   4.75                4.37               4.33

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2001, were:

                            CLASS A (%)       CLASS B (%)       CLASS C (%)
----------------------------------------------------------------------------
Florida Fund                   7.43                -                 -
Insured Fund                   7.95               7.30              7.20
Massachusetts Fund             8.21                -                7.47
Michigan Fund                  8.19               7.50              7.43
Minnesota Fund                 8.43                -                7.64
Ohio Fund                      8.45               7.78              7.71

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase and Co., Salomon Smith Barney Inc., Merrill Lynch and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $271 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $44 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2001, taxes could cost $46 on every $100 earned from a fully taxable investment based on the combination of the new 39.1% federal tax rate and the highest state tax rate of 7.2% (after the federal tax deduction). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Municipal  bonds rated Ca represent  obligations  that are speculative to a
high   degree.   These  issues  are  often  in  default  or  have  other  marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.



FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.


MASSACHUSETTS Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, also are exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.


Capital gain dividends attributable to obligations other than of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates ranging from five percent to two percent based upon the applicable holding period of the asset as determined under Massachusetts law. By the 2001 tax year, these reduced rates will range from five percent to zero percent.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund generally will be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.


MICHIGAN Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).


Michigan Revenue Administrative Bulletin 1986-3 states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions, is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or from obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income tax rates.


MINNESOTA Section 290.01 of the Code of Minnesota provides that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends that are distributed to shareholders are derived from such obligations. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Reg.ss. 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the fund continues to qualify to pay exempt-interest dividends on income from obligations of Minnesota and its political subdivisions, municipalities, governmental agencies and its instrumentalities. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income and are taxed at ordinary income tax rates.


OHIO Section 5747.01(A) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S. laws) is exempt from Ohio state personal income tax. Distributions of income attributable to obligations of the U.S., its territories and possessions by regulated investment companies, such as the Ohio Fund, also will be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. In addition, distributions made by the Ohio Fund that are attributable to interest payments on obligations issued by or on behalf of the state of Ohio, its political subdivisions or agencies or instrumentalities or its political subdivisions will be exempt from Ohio personal income tax provided that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of Ohio obligations, or similar obligations of other states or their subdivisions. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.


Shareholders who are subject to the Ohio personal income tax or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of exempt obligations of the state of Ohio and its subdivisions and authorities.





PROSPECTUS

FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY

TAX-FREE INCOME

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME
FUND FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND

JULY 1, 2001

[Insert Franklin Templeton Ben Head]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

     2 Goals and Strategies

     4 Main Risks

     7 Performance

    17 Fees and Expenses

    21 Management

    23 Distributions and Taxes

    26 Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

    37 Choosing a Share Class

    41 Buying Shares

    44 Investor Services

    48 Selling Shares

    50 Account Policies

    54 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover


THE FUNDS

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests mainly in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests mainly in municipal securities that pay interest free from the personal income taxes, if any, of the Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

[End callout]

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

[Begin callout]

Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.

[End callout]

INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Maryland Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds.

STATE Since each state Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES Each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).

[Begin callout]

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

[End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.40%  8.79%  12.24%  -4.44%  15.28%  4.95%   9.03%   3.42%   -3.60%    9.75
-------------------------------------------------------------------------------
91     92      93      94      95      96      97      98       99        00
                               YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
6.25%

WORST QUARTER:
Q1 '94
-4.36%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000


                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Alabama Fund - Class A/2                      5.13%       3.70%        6.13%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%        7.32%

                                                                      SINCE
                                                                    INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Alabama Fund - Class C/2                      7.11%       3.83%        4.78%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%        6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.21% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.56% 8.81%  12.01% -3.34% 14.67% 4.39%  8.11%   6.34%   -3.31%    10.90%
-------------------------------------------------------------------------------
91     92     93     94     95     96     97      98       99       00
                               YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
5.93%

WORST QUARTER:
Q1 '94
-3.84%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Florida Fund - Class A/2                      6.15%       4.27%       6.48%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                      SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Florida Fund - Class C/2                      8.14%       4.40%       5.30%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 2.03% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


12.23%  8.82%   11.89%  -3.74%  14.06%  4.66%   7.84%  5.63%  -3.82%  11.41%
-------------------------------------------------------------------------------
 91     92       93      94      95      96      97     98     99      00
                               YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
5.84%

WORST QUARTER:
Q1 '94
-4.26%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Georgia Fund - Class A/2                      6.68%       4.11%       6.26%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Georgia Fund - Class C/2                      8.77%       4.26%       5.05%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.94% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS/1

[Insert bar graph]

10.48%  13.90%   -8.52%  19.86%  4.26%   9.35%   6.09%   -4.23%   11.47%
-------------------------------------------------------------------------------
92      93       94      95      96     97       98      99       00
                          YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
8.79%

WORST QUARTER:
Q1 '94
-7.34%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (10/12/91)
-------------------------------------------------------------------------------
Kentucky Fund/2                               6.78%       4.33%       6.22%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.97%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.68% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.23%  8.98%  11.13%  -4.80%  14.59%  4.83%  8.79%  5.39%  -3.87%  11.67%
-------------------------------------------------------------------------------
91     92       93      94      95      96     97     98     99      00
                          YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
5.84%

WORST QUARTER:
Q1 '94
-4.47%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Louisiana Fund - Class A/2                    6.93%       4.32%       6.24%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Louisiana Fund - Class C/2                    8.97%       4.45%       5.33%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.58% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.06%  8.87%  12.15%  -5.09%  17.27%  3.96%  8.54%  5.88%  -3.81%  11.66%
-------------------------------------------------------------------------------
91      92     93       94     95      96      97     98     99      00
                                YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
7.25%

WORST QUARTER:
Q1 '94
-4.78%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Maryland Fund - Class A/2                     6.95%       4.21%       6.47%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Maryland Fund - Class C/2                     8.95%       4.39%       5.49%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.89% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.97%   9.02%  13.28%  -5.09%   15.68%   4.70%   9.14%   5.76%  -4.31%  11.65%
-------------------------------------------------------------------------------
91       92     93       94       95       96     97      98      99     00
                          YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
6.44%

WORST QUARTER:
Q1 '94
-4.84%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Missouri Fund - Class A/2                     6.93%       4.34%       6.50%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Missouri Fund - Class C/2                     9.03%       4.46%       5.35%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.80% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.50%   9.12%  11.67%   -5.73%   16.12%   4.08%   8.91%  5.94%  -4.23%  11.53%
-------------------------------------------------------------------------------
91       92     93        94        95     96     97      98     99      00
                               YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
7.28%

WORST QUARTER:
Q1 '94
-4.97%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
North Carolina Fund - Class A/2               6.81%       4.19%       6.21%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
North Carolina Fund - Class C/2               8.88%       4.32%       5.25%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.89% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TEXAS FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.14%  8.56%  11.59%   -2.79%   13.32%   5.17%  9.10%   5.10%  -4.50%   8.49%
-------------------------------------------------------------------------------
91      92     93       94        95      96     97       98     99       00
                             YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
4.96%

WORST QUARTER:
Q1 '94
-3.48%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Texas Fund - Class A/2                       3.87%        3.65%       6.00%
Lehman Brothers Municipal Bond Index/3      11.68%        5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Texas Fund - Class C/2                        5.77%       3.81%       4.79%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2001, the Fund's year-to-date return was 1.37% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers
Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

12.53%   8.95%   12.40%   -4.64%   15.45%  4.17%  8.50%   5.83%  -4.09%  10.72%
-------------------------------------------------------------------------------
91       92     93        94       95       96     97      98     99     00
                          YEAR

[Begin callout]

BEST QUARTER:
Q1 '95
6.53%

WORST QUARTER:
Q1 '94
-4.30%

[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
Virginia Fund - Class A/2                     6.03%       3.98%       6.32%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                       SINCE
                                                                     INCEPTION
                                             1 YEAR      5 YEARS     (5/1/95)
-------------------------------------------------------------------------------
Virginia Fund - Class C/2                     8.07%       4.13%       5.09%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.19% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                       ALABAMA      FLORIDA      GEORGIA      KENTUCKY    LOUISIANA
                                        FUND         FUND         FUND          FUND         FUND
------------------------------------------------------------------------------------------------------
CLASS A
Maximum sales charge (load) as a
 percentage of offering price           4.25%        4.25%         4.25%        4.25%        4.25%
  Load imposed on purchases             4.25%        4.25%         4.25%        4.25%        4.25%
Maximum deferred sales
charge (load)/1                         None         None          None         None         None

CLASS B
Maximum sales charge (load) as a
 percentage of offering price             -           4.00%          -            -            -
  Load imposed on purchases               -           None           -            -            -
Maximum deferred sales
charge (load)/2                           -           4.00%          -            -            -

CLASS C
Maximum sales charge (load) as a
 percentage of offering price           1.99%         1.99%        1.99%          -          1.99%
Load imposed on purchases               1.00%         1.00%        1.00%          -          1.00%
Maximum deferred sales                  0.99%         0.99%        0.99%          -          0.99%
charge (load)/3


                                                                  NORTH
                                       MARYLAND     MISSOURI     CAROLINA      TEXAS       VIRGINIA
                                         FUND         FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------
CLASS A
Maximum sales charge (load) as a
 percentage of offering price           4.25%         4.25%        4.25%        4.25%        4.25%
  Load imposed on purchases             4.25%         4.25%        4.25%        4.25%        4.25%
Maximum deferred sales
charge (load)/1                         None          None         None         None         None

CLASS C
Maximum sales charge (load) as a
 percentage of offering price           1.99%         1.99%        1.99%        1.99%        1.99%
Load imposed on purchases               1.00%         1.00%        1.00%        1.00%        1.00%
Maximum deferred sales                  0.99%         0.99%        0.99%        0.99%        0.99%
charge (load)/3



Please see "Choosing a Share Class" on page 37 for an explanation of how and when these sales charges apply.



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                       ALABAMA      FLORIDA      GEORGIA       KENTUCKY    LOUISIANA
                                        FUND         FUND         FUND           FUND        FUND
------------------------------------------------------------------------------------------------------
CLASS A
Management fees                         0.56%         0.47%        0.58%        0.63%/4       0.58%
Distribution and service (12b-1) fees   0.10%         0.10%        0.10%        0.10%        0.09%
Other expenses                          0.07%         0.05%        0.08%        0.09%        0.07%
                                       ---------------------------------------------------------------
Total annual Fund operating expenses    0.73%         0.62%        0.76%        0.82%/4       0.74%
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------

CLASS B
Management fees                          -            0.47%          -            -            -
Distribution and service (12b-1) fees    -            0.65%          -            -            -
Other expenses                           -            0.05%          -            -            -
                                       ---------------------------------------------------------------
Total annual Fund operating expenses     -            1.17%          -            -            -
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------

CLASS C
Management fees                         0.56%         0.47%        0.58%          -          0.58%
Distribution and service (12b-1) fees   0.65%         0.65%        0.65%          -          0.64%
Other expenses                          0.07%         0.05%        0.08%          -          0.07%
                                       ---------------------------------------------------------------
Total annual Fund operating expense     1.28%         1.17%        1.31%          -          1.29%
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------


                                                                  NORTH
                                       MARYLAND     MISSOURI     CAROLINA      TEXAS       VIRGINIA
                                         FUND         FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------
CLASS A
Management fees                         0.55%         0.52%        0.52%        0.62%        0.52%
Distribution and service (12b-1) fees   0.10%         0.10%        0.10%        0.10%        0.10%
Other expenses                          0.08%         0.07%        0.07%        0.09%        0.08%
                                       ---------------------------------------------------------------
Total annual Fund operating expenses    0.73%         0.69%        0.69%        0.81%        0.70%
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------

CLASS C
Management fees                         0.55%         0.52%        0.52%        0.62%        0.52%
Distribution and service (12b-1) fees   0.65%         0.65%        0.65%        0.65%        0.64%
Other expenses                          0.08%         0.07%        0.07%        0.09%        0.08%
                                       ---------------------------------------------------------------
Total annual Fund operating expenses    1.28%         1.24%        1.24%        1.36%        1.24%
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------


1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 37).
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. For the fiscal year ended February 28, 2001, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.26% and total annual Fund operating expenses were 0.45%. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.



EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        ALABAMA    FLORIDA     GEORGIA     KENTUCKY    LOUISIANA
                                         FUND       FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------
If you sell your shares at the
 end of the period:
CLASS A
 1 Year/1                                $496       $486        $499        $505         $497
 3 Years                                 $648       $615        $658        $676         $651
 5 Years                                 $814       $756        $829        $861         $819
10 Years                               $1,293     $1,166      $1,327      $1,395       $1,304

CLASS B
 1 Year                                    -        $519          -          -            -
 3 Years                                   -        $672          -          -            -
 5 Years                                   -        $844          -          -            -
10 Years/2                                 -      $1,267          -          -            -

CLASS C
 1 Year                                  $328       $317        $331         -           $329
 3 Years                                 $502       $468        $511         -           $505
 5 Years                                 $795       $737        $811         -           $800
10 Years                               $1,630     $1,506      $1,663         -         $1,641

If you do not sell your shares:
CLASS B
 1 Year                                    -        $119          -          -            -
 3 Years                                   -        $372          -          -            -
 5 Years                                   -        $644          -          -            -
10 Years/2                                 -      $1,267          -          -            -

CLASS C
 1 Year                                  $229       $218        $232         -           $230
 3 Years                                 $502       $468        $511         -           $505
 5 Years                                 $795       $737        $811         -           $800
10 Years                               $1,630     $1,506      $1,663         -         $1,641


                                                                 NORTH
                                        MARYLAND   MISSOURI     CAROLINA     TEXAS      VIRGINIA
                                          FUND       FUND         FUND        FUND        FUND
------------------------------------------------------------------------------------------------------
If you sell your shares at the
 end of the period:
CLASS A
 1 Year/1                                $496       $492        $492        $504         $493
 3 Years                                 $648       $636        $636        $673         $639
 5 Years                                 $814       $793        $793        $856         $798
10 Years                               $1,293     $1,247      $1,247      $1,384       $1,259

CLASS C
 1 Year                                  $328       $324        $324        $336         $324
 3 Years                                 $502       $489        $489        $526         $489
 5 Years                                 $795       $774        $774        $837         $774
10 Years                               $1,630     $1,585      $1,585      $1,719       $1,585

If you do not sell your shares:
CLASS C
 1 Year                                  $229       $225        $225        $237         $225
 3 Years                                 $502       $489        $489        $526         $489
 5 Years                                 $795       $774        $774        $837         $774
10 Years                               $1,630     $1,585      $1,585      $1,719       $1,585

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $271 billion in assets.


The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS
Ms. Amoroso has been an analyst or portfolio manager of each Fund since its inception. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDNET OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Missouri Fund since 1992. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, PORTFOLIO MANAGER OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky, Louisiana and Texas Funds since 1996. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS
Mr. Sperry has been an analyst or portfolio manager of the Florida Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the Louisiana and Texas Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida, Maryland, Missouri, North Carolina and Virginia Funds since their inception. She joined Franklin Templeton Investments in 1986.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2001, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                                                             MANAGEMENT FEES
-------------------------------------------------------------------------------
Alabama Fund                                                     0.56%
Florida Fund                                                     0.47%
Georgia Fund                                                     0.58%
Kentucky Fund                                                    0.26%/1
Louisiana Fund                                                   0.58%
Maryland Fund                                                    0.55%
Missouri Fund                                                    0.52%
North Carolina Fund                                              0.52%
Texas Fund                                                       0.62%
Virginia Fund                                                    0.52%

1. Management fees, before any advance waiver, were 0.63%. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees.


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------

ON MAY 26, 2001, THE U.S. CONGRESS PASSED AND SENT TO THE PRESIDENT THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. IT IS EXPECTED THAT THE PRESIDENT WILL SIGN THIS LEGISLATION AND IT WILL BECOME LAW. THE 2001 TAX ACT CONTAINS PROVISIONS THAT WILL REDUCE EFFECTIVE FEDERAL INDIVIDUAL INCOME TAX RATES, PHASED-IN OVER TIME, AND WILL CREATE INVESTMENT, EDUCATIONAL AND RETIREMENT SAVINGS INCENTIVES THROUGH INCREASED CONTRIBUTION LIMITS, INCREASED PHASE-OUT LIMITS, AND OTHER TAX BENEFITS. INVESTORS SHOULD TALK TO THEIR PERSONAL TAX ADVISORS ABOUT THE IMPLICATIONS OF THESE TAX LAW CHANGES ON THEIR INVESTMENT IN THE FUNDS.

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to redeem your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS Each Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds unless you: o provide your correct social security or taxpayer identification number, o certify that this number is correct, o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the redemption of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents each Fund's financial performance for the past five years. Certain information reflects financial results for a simple Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ALABAMA FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2001      2000     1999     1998    1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.62      11.68    11.98    11.73   11.73
                           ----------------------------------------------------
 Net investment income/1          .58        .61      .62      .64     .65
 Net realized and
 unrealized gains (losses)        .47      (1.06)    (.25)     .36     .01
                           ----------------------------------------------------
Total from investment
operations                       1.05       (.45)     .37     1.00     .66
                           ----------------------------------------------------
 Distributions from net
 investment income               (.59)      (.60)    (.62)    (.65)   (.66)
 Distributions from net
 realized gains                    -        (.01)    (.05)    (.10)     -
                           ----------------------------------------------------
Total distributions              (.59)      (.61)    (.67)    (.75)   (.66)
                           ----------------------------------------------------
Net asset value, end of
year                            11.08      10.62    11.68    11.98   11.73
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              10.11      (3.92)    3.21     8.79    5.84

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    210,198   203,256   238,670  216,982  193,466
Ratios to average net
assets: (%)
 Expenses                         .73        .72      .71      .72     .71
 Net investment income           5.32       5.46     5.23     5.39    5.62
Portfolio turnover rate (%)     11.12      20.99     8.67    10.44   15.47


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.68      11.74    12.04    11.78   11.77
                           ----------------------------------------------------
 Net investment income/1          .52        .55      .56      .58     .59
 Net realized and
 unrealized gains (losses)        .47      (1.06)    (.25)     .36     .01
                           ----------------------------------------------------
Total from investment
operations                        .99       (.51)     .31      .94     .60
                           ----------------------------------------------------
 Distributions from net
 investment income               (.53)      (.54)    (.56)    (.58)   (.59)
 Distributions from net
 realized gains                   -         (.01)    (.05)    (.10)     -
                           ----------------------------------------------------
Total distributions              (.53)      (.55)    (.61)    (.68)   (.59)
                           ----------------------------------------------------
Net asset value, end of
year                            11.14      10.68    11.74    12.04   11.78
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2               9.46      (4.46)    2.62     8.23    5.28

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      14,475    14,056   14,895    9,469    5,683
Ratios to average net
assets: (%)
 Expenses                        1.28       1.27     1.27     1.29    1.28
 Net investment income           4.77       4.91     4.67     4.80    5.05
Portfolio turnover rate (%)     11.12      20.99     8.67    10.44   15.47

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges.


FLORIDA FUND
CLASS A                                YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2001     20001     1999    1998    1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.89      11.91    11.87    11.59   11.69
                           ----------------------------------------------------
 Net investment income/2          .61        .61      .62      .64     .67
 Net realized and
 unrealized gains (losses)        .64      (1.02)     .05      .30    (.08)
                           ----------------------------------------------------
Total from investment
operations                       1.25       (.41)     .67      .94     .59
                           ----------------------------------------------------
 Distributions from net
 investment income               (.60)      (.61)    (.62)    (.65)   (.69)
 Distributions from net
 realized gains                    -         -/3     (.01)    (.01)     -
                           ----------------------------------------------------
Total distributions              (.60)      (.61)    (.63)    (.66)   (.69)
                           ----------------------------------------------------
Net asset value, end of
year                            11.54      10.89    11.91    11.87   11.59
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/4              11.77      (3.54)    5.75     8.37    5.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                 1,539     1,510    1,786    1,650    1,458
Ratios to average net
assets: (%)
 Expenses                         .62        .62      .61      .61     .60
 Net investment income           5.41       5.37     5.19     5.45    5.78
Portfolio turnover rate (%)     12.05      26.39     7.66     5.60   12.00


CLASS B
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of period             10.90      10.83
                           ----------------------------------------------------
 Net investment income/2          .55        .05
 Net realized and
 unrealized gains (losses)        .67        .07
                           ----------------------------------------------------
Total from investment
operations                       1.22        .12
                           ----------------------------------------------------
 Distributions from net
 investment income               (.54)      (.05)
 Distributions from net
 realized gains                    -          -
                           ----------------------------------------------------
Total distributions                -          -
                           ----------------------------------------------------
Net asset value, end of
period                          11.58      10.90
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/4              11.42       1.07

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
($ x 1,000)                    7,412        304
Ratios to average net
assets: (%)
 Expenses                        1.17       1.17/5
 Net investment income           4.81       5.325/
Portfolio turnover rate (%)     12.05      26.39


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.98      12.01    11.96    11.67   11.76
                           ----------------------------------------------------
 Net investment income/2          .55        .55      .55      .60     .60
 Net realized and
 unrealized gains (losses)        .66      (1.04)     .06      .29    (.07)
                           ----------------------------------------------------
Total from investment
operations                       1.21       (.49)     .61      .89     .53
                           ----------------------------------------------------
 Distributions from net
 investment income               (.54)      (.54)    (.55)    (.59)   (.62)
 Distributions from net
 realized gains                    -          -/3    (.01)    (.01)     -
                           ----------------------------------------------------
Total distributions              (.54)      (.54)    (.56)    (.60)   (.62)
                           ----------------------------------------------------
Net asset value, end of
year                            11.65      10.98    12.01    11.96   11.67
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/4              11.26      (4.14)    5.21     7.80    4.65

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    74,194    72,135    82,596    56,027   23,556
Ratios to average net
assets: (%)
 Expenses                        1.17       1.17     1.17     1.17    1.17
 Net investment income           4.86       4.83     4.63     4.88    5.17
Portfolio turnover rate (%)     12.05      26.39     7.66     5.60   12.00

1. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
2. Based on average shares outstanding effective year ended February 29, 2000.
3. The Fund made a capital gain distribution of $.0009.
4. Total return does not include sales charges and is not annualized.
5. Annualized.


GEORGIA FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                               2001      2000     1999    1998      1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
 beginning of year              11.03      12.07    12.12    11.86   11.88
                           ----------------------------------------------------
 Net investment income/1          .59        .59      .61      .63     .65
 Net realized and
 unrealized gains (losses)        .70      (1.03)     .01      .27    (.02)
                           ----------------------------------------------------
Total from investment
operations                       1.29       (.44)     .62      .90     .63
                           ----------------------------------------------------
 Distributions from net
 investment income               (.59)      (.60)    (.61)    (.64)   (.65)
 Distributions from net
 realized gains                    -          -/2    (.06)      -       -
                           ----------------------------------------------------
Total distributions              (.59)      (.60)    (.67)    (.64)   (.65)
                           ----------------------------------------------------
Net asset value, end of
year                            11.73      11.03    12.07    12.12   11.86
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/3              11.93      (3.71)    5.22     7.75    5.47

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   163,352     151,670   164,669  149,642  139,903
Ratios to average net
assets: (%)
 Expenses                         .76        .75      .76      .76     .75
 Net investment income           5.15       5.14     5.00     5.28    5.49
Portfolio turnover rate (%)     18.67      46.90    12.84    14.77   17.47


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               11.10      12.15    12.19    11.92   11.92
                           ----------------------------------------------------
 Net investment income/1          .53        .53      .54      .57     .58
 Net realized and
 unrealized gains (losses)        .71      (1.05)     .02      .27    (.01)
                           ----------------------------------------------------
Total from investment
operations                       1.24       (.52)     .56      .84     .57
                           ----------------------------------------------------
 Distributions from net
 investment income               (.53)      (.53)    (.54)    (.57)   (.57)
 Distributions from net
 realized gains                    -          -/2    (.06)      -       -
                           ----------------------------------------------------
Total distributions              (.53)      (.53)    (.60)    (.57)   (.57)
                           ----------------------------------------------------
Net asset value, end of
year                            11.81      11.10    12.15    12.19   11.92
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/3              11.36      (4.32)    4.70     7.19    4.97

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    16,780      14,811    17,277   9,107   4,484
Ratios to average net
assets: (%)
 Expenses                        1.31       1.30     1.31     1.32    1.32
 Net investment income           4.60       4.58     4.45     4.72    4.87
Portfolio turnover rate (%)     18.67      46.90    12.84    14.77   17.47

1. Based on average shares outstanding effective year ended February 29, 2000.
2. The Fund made a capital gain distribution of $.002.
3. Total return does not include sales charges.


KENTUCKY FUND              YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                2001       2000   1999    1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.42      11.47    11.45    11.05   11.04
                           ----------------------------------------------------
 Net investment income/1          .57        .58      .59      .61     .61
 Net realized and
 unrealized gains (losses)        .61      (1.04)     .03      .40     .01
                           ----------------------------------------------------
Total from investment
operations                       1.18       (.46)     .62     1.01     .62
                           ----------------------------------------------------
Distributions from net
investment income                (.57)      (.59)    (.60)    (.61)   (.61)
                           ----------------------------------------------------
Net asset value, end of
year                            11.03      10.42    11.47    11.45   11.05
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.65      (4.13)    5.51     9.38    5.86

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      76,369    63,964     64,516   54,211   44,289
Ratios to average net
assets: (%)
 Expenses                         .45        .45      .42      .35     .34
 Expenses excluding
waiver and payments by
affiliate                         .82        .81      .81      .81     .81
 Net investment income           5.34       5.31     5.12     5.40    5.63
Portfolio turnover rate (%)     12.80      16.31    10.49    26.61   24.81

1. Based on average shares outstanding year ended February 29, 2000.
2. Total return does not include sales charges.


LOUISIANA FUND
CLASS A                               YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2001      2000      1999     1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.55      11.59    11.61    11.32   11.32
                           ----------------------------------------------------
 Net investment income/1          .58        .58      .60      .63     .65
 Net realized and
 unrealized gains (losses)        .67      (1.03)    (.01)     .30      -
                           ----------------------------------------------------
Total from investment
operations                       1.25       (.45)     .59      .93     .65
                           ----------------------------------------------------
Distributions from net
investment income                (.58)      (.59)    (.61)    (.64)   (.65)
                           ----------------------------------------------------
Net asset value, end of
year                            11.22      10.55    11.59    11.61   11.32
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              12.05      (3.93)     5.23    8.46    5.94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     154,750   144,299    158,099  134,922  112,981
Ratios to average net
assets: (%)
 Expenses                         .74        .74      .75      .76     .76
 Net investment income           5.32       5.29     5.14     5.50    5.76
Portfolio turnover rate (%)      8.63      27.31    14.99    15.26   13.68


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.62      11.66    11.68    11.37   11.37
                           ----------------------------------------------------
 Net investment income/1          .52        .53      .54      .57     .58
 Net realized and
 unrealized gains (losses)        .67      (1.04)    (.01)     .32      -
                           ----------------------------------------------------
Total from investment
operations                       1.19       (.51)     .53      .89     .58
                           ----------------------------------------------------
Distributions from net
investment income                (.52)      (.53)    (.55)    (.58)   (.58)
                           ----------------------------------------------------
Net asset value, end of
year                            11.29      10.62    11.66    11.68   11.37
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.46      (4.45)    4.61     8.02    5.27
                           ----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    12,424     10,730     9,982    4,469    3,004
Ratios to average net
assets: (%)
 Expenses                        1.29      1.29      1.31     1.32    1.33
 Net investment income           4.77      4.74      4.58     4.95    5.29
Portfolio turnover rate (%)      8.63     27.31     14.99    15.26   13.68

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not include sales charges.


MARYLAND FUND
CLASS A                                 YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                2001      2000     1999      1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.63      11.66    11.64    11.33   11.38
                           ----------------------------------------------------
 Net investment income/1          .57        .56      .58      .59     .61
 Net realized and
 unrealized gains (losses)        .72      (1.00)     .06      .32    (.03)
                           ----------------------------------------------------
Total from investment
operations                       1.29       (.44)     .64      .91     .58
                           ----------------------------------------------------
 Distributions from net
 investment income               (.56)      (.56)    (.58)    (.60)   (.63)
 Distributions from net
 realized gains                    -        (.03)    (.04)      -       -
                           ----------------------------------------------------
Total distributions              (.56)      (.59)    (.62)    (.60)   (.63)
                           ----------------------------------------------------
Net asset value, end of
year                            11.36      10.63    11.66    11.64   11.33
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              12.44      (3.86)    5.64     8.27    5.24

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   248,964   221,176  253,014    213,005   185,234
Ratios to average net
assets: (%)
 Expenses                         .73        .72      .74      .74     .73
 Net investment income           5.16       5.07     4.91     5.20    5.42
Portfolio turnover rate (%)     13.01      11.78     6.02     3.19   12.71


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.72      11.75    11.72    11.40   11.44
                           ----------------------------------------------------
 Net investment income/1          .51        .51      .51      .54     .55
 Net realized and
 unrealized gains (losses)        .73      (1.01)     .07      .31    (.03)
                           ----------------------------------------------------
Total from investment
operations                       1.24       (.50)     .58      .85     .52
                           ----------------------------------------------------
 Distributions from net
 investment income               (.50)      (.50)    (.51)    (.53)   (.56)
 Distributions from net
 realized gains                    -        (.03)    (.04)      -        -
                           ----------------------------------------------------
Total distributions              (.50)      (.53)    (.55)    (.53)   (.56)
                           ----------------------------------------------------
Net asset value, end of
year                            11.46      10.72    11.75    11.72   11.40
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.83      (4.37)    5.11     7.70    4.68

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     22,547    17,298    16,826    10,515   5,084
Ratios to average net
assets: (%)
 Expenses                        1.28       1.27     1.29     1.30    1.27
 Net investment income           4.61       4.53     4.35     4.63    4.78
Portfolio turnover rate (%)     13.01      11.78     6.02     3.19   12.71

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not reflect sales charges.


MISSOURI FUND
CLASS A                                      YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                 2001      2000     1999     1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               11.02      12.19    12.23    11.83   11.94
                           ----------------------------------------------------
 Net investment income/1          .60        .60      .61      .64     .65
 Net realized and
 unrealized gains (losses)        .75      (1.15)      -       .44    (.07)
                           ----------------------------------------------------
Total from investment
operations                       1.35       (.55)     .61     1.08     .58
                           ----------------------------------------------------
 Distributions from net
 investment income               (.60)      (.61)    (.62)    (.64)   (.65)
 Distributions from net
 realized gains                    -        (.01)    (.03)    (.04)   (.04)
                           ----------------------------------------------------
Total distributions              (.60)      (.62)    (.65)    (.68)   (.69)
                           ----------------------------------------------------
Net asset value, end of
year                            11.77      11.02    12.19    12.23   11.83
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              12.50      (4.62)    5.12     9.43    5.06

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     373,190  346,649   386,948   308,045   269,564
Ratios to average net
assets: (%)
 Expenses                         .69        .69      .70      .71     .70
 Net investment income           5.22       5.16     4.99     5.32    5.56
Portfolio turnover rate (%)     38.38      18.43    15.21    14.30   21.81


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               11.06      12.24    12.27    11.85   11.97
                           ----------------------------------------------------
 Net investment income/1          .54        .53      .54      .58     .57
 Net realized and
 unrealized gains (losses)        .75      (1.16)     .01      .45    (.07)
                           ----------------------------------------------------
Total from investment
operations                       1.29       (.63)     .55     1.03     .50
                           ----------------------------------------------------
 Distributions from net
 investment income               (.53)      (.54)    (.55)    (.57)   (.58)
 Distributions from net
 realized gains                    -        (.01)    (.03)    (.04)   (.04)
                           ----------------------------------------------------
Total distributions              (.53)      (.55)    (.58)    (.61)   (.62)
                           ----------------------------------------------------
Net asset value, end of
year                            11.82      11.06    12.24    12.27   11.85
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.94      (5.21)    4.58     8.96    4.32

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     28,695    23,537    20,396    10,045    4,295
Ratios to average net
assets: (%)
 Expenses                        1.24       1.24     1.25     1.27    1.27
 Net investment income           4.67       4.62     4.44     4.75    4.92
Portfolio turnover rate (%)     38.38      18.43    15.21    14.30   21.81

1. Base on average shares outstanding effective February 29, 2000.
2. Total return does not include sales charges.


NORTH CAROLINA FUND
CLASS A                               YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                                2001      2000     1999     1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               11.04      12.16    12.11    11.73   11.75
                           ----------------------------------------------------
 Net investment income/1          .60        .60      .60      .62     .64
 Net realized and
 unrealized gains (losses)        .73      (1.12)     .06      .38    (.03)
                           ----------------------------------------------------
Total from investment
operations                       1.33       (.52)     .66     1.00     .61
                           ----------------------------------------------------
Distributions from net
investment income                (.59)      (.60)    (.61)    (.62)   (.63)
                           ----------------------------------------------------
Net asset value, end of
year                            11.78      11.04    12.16    12.11   11.73
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              12.38      (4.37)    5.54     8.78    5.38

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    342,402   315,101   349,419   297,406   260,979
Ratios to average net
assets: (%)
 Expenses                         .69        .68      .70      .70     .70
 Net investment income           5.25       5.18     4.95     5.24    5.47
Portfolio turnover rate (%)      9.61      21.07     5.44     9.95    9.98


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               11.12      12.24    12.18    11.79   11.80
                           ----------------------------------------------------
 Net investment income/1          .54        .54      .54      .56     .57
 Net realized and
 unrealized gains (losses)        .74      (1.13)     .06      .39    (.02)
                           ----------------------------------------------------
Total from investment
operations                       1.28       (.59)     .60      .95     .55
                           ----------------------------------------------------
Distributions from net
investment income                (.53)      (.53)    (.54)    (.56)   (.56)
                           ----------------------------------------------------
Net asset value, end of
year                            11.87      11.12    12.24    12.18   11.79
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.79      (4.88)    5.02     8.22    4.83

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     43,476     38,577    38,171    20,043   9,607
Ratios to average net
assets: (%)
 Expenses                        1.24       1.23     1.25     1.26    1.26
 Net investment income           4.70       4.63     4.40     4.69    4.85
Portfolio turnover rate (%)      9.61      21.07     5.44     9.95    9.98

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not include sales charges.


TEXAS FUND                                 YEAR ENDED FEBRUARY 28,
CLASS A
-------------------------------------------------------------------------------
                                2001      2000     1999     1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.22      11.42    11.68    11.37   11.58
                           ----------------------------------------------------
 Net investment income/1          .58        .58      .60      .62     .66
 Net realized and
 unrealized gains (losses)        .37      (1.16)    (.05)     .36      -
                           ----------------------------------------------------
Total from investment
operations                        .95       (.58)     .55      .98     .66
                           ----------------------------------------------------
 Distributions from net
 investment income               (.57)      (.58)    (.60)    (.64)   (.67)
 Distributions from net
 realized gains                    -        (.04)    (.21)    (.03)   (.20)
                           ----------------------------------------------------
Total distributions              (.57)      (.62)    (.81)    (.67)   (.87)
                           ----------------------------------------------------
Net asset value, end of
year                            10.60      10.22    11.42    11.68   11.37
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2               9.53      (5.21)    4.86     8.91    5.91

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    103,010   104,433   127,739   130,578  126,612
Ratios to average net
assets: (%)
 Expenses                         .81        .78      .77      .76     .75
 Net investment income           5.53       5.35     5.17     5.44    5.70
Portfolio turnover rate (%)     14.02      20.93    25.26    34.52   35.57


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.36      11.57    11.81    11.49   11.68
                           ----------------------------------------------------
 Net investment income1           .53        .53      .53      .58     .60
 Net realized and
 unrealized gains (losses)        .37      (1.18)    (.03)     .35     .02
                           ----------------------------------------------------
Total from investment
operations                        .90       (.65)     .50      .93     .62
                           ----------------------------------------------------
 Distributions from net
 investment income               (.51)      (.52)    (.53)    (.58)   (.61)
 Distributions from net
 realized gains                    -        (.04)    (.21)    (.03)   (.20)
                           ----------------------------------------------------
Total distributions              (.51)      (.56)    (.74)    (.61)   (.81)
                           ----------------------------------------------------
Net asset value, end of
year                            10.75      10.36    11.57    11.81   11.49
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2               8.90      (5.77)    4.40     8.31    5.48

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      4,486     4,650    5,229    2,076     740
Ratios to average net
assets: (%)
 Expenses                        1.36       1.34     1.33     1.33    1.32
 Net investment income           4.97       4.79     4.61     4.79    5.03
Portfolio turnover rate (%)     14.02      20.93    25.26    34.52   35.57

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not reflect sales charges.


VIRGINIA FUND
CLASS A                             YEAR ENDED FEBRUARY 28,
-------------------------------------------------------------------------------
                               2001      2000     1999     1998     1997
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.79      11.88    11.88    11.65   11.72
                           ----------------------------------------------------
 Net investment income1           .59        .59      .60      .62     .65
 Net realized and
 unrealized gains (losses)        .65      (1.09)     .03      .35    (.07)
                           ----------------------------------------------------
Total from investment
operations                       1.24       (.50)     .63      .97     .58
                           ----------------------------------------------------
 Distributions from net
 investment income               (.58)      (.59)    (.60)    (.64)   (.64)
 Distributions from net
 realized gains                    -          -      (.03)    (.10)   (.01)
                           ----------------------------------------------------
Total distributions              (.58)      (.59)    (.63)    (.74)   (.65)
                           ----------------------------------------------------
Net asset value, end of
year                            11.45      10.79    11.88    11.88   11.65
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.80      (4.31)    5.40     8.53    5.15

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    356,599     327,235   379,670  332,199  287,172
Ratios to average net
assets: (%)
 Expenses                         .70        .68      .68      .69     .69
 Net investment income           5.27       5.19     4.98     5.29    5.56
Portfolio turnover rate (%)      8.89      22.53     8.90    12.90   19.25


CLASS C
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               10.86      11.95    11.95    11.71   11.77
                           ----------------------------------------------------
 Net investment income/1          .53        .53      .53      .57     .58
 Net realized and
 unrealized gains (losses)        .66      (1.09)     .03      .34    (.05)
                           ----------------------------------------------------
Total from investment
operations                       1.19       (.56)     .56      .91     .53
                           ----------------------------------------------------
 Distributions from net
 investment income               (.52)      (.53)    (.53)    (.57)   (.58)
 Distributions from net
 realized gains                    -          -      (.03)    (.10)   (.01)
                           ----------------------------------------------------
Total distributions              (.52)      (.53)    (.56)    (.67)   (.59)
                           ----------------------------------------------------
Net asset value, end of
year                            11.53      10.86    11.95    11.95   11.71
                           ----------------------------------------------------
                           ----------------------------------------------------
Total return (%)/2              11.23      (4.82)    4.78     7.97    4.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     24,766     21,454     22,796   13,186   6,674
Ratios to average net
assets: (%)
 Expenses                        1.24       1.23     1.24     1.25    1.25
 Net investment income           4.72       4.64     4.42     4.72    4.94
Portfolio turnover rate (%)      8.89      22.53     8.90    12.90   19.25

1. Based on average shares outstanding effective February 29, 2000.
2. Total return does not include sales charges.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                CLASS B                      CLASS C
                       (FLORIDA FUND ONLY)          (ALL FUNDS EXCEPT KENTUCKY)
-------------------------------------------------------------------------------
o  Initial sales       o  No initial             o  Initial sales
   charge of 4.25%        sales charge              charge of 1%
   or less

o  Deferred            o  Deferred sales         o  Deferred sales
   sales charge of        charge of 4%              charge of 1% on
   1% on purchases        on shares you             shares you sell
   of $1 million or       sell within the           within 18 months
   more sold within       first year,
   12 months              declining to 1%
                          within six years
                          and eliminated
                          after that

o  Lower annual        o Higher annual           o  Higher annual expenses
   expenses than         expenses than              than Class A
   Class B or C          Class A (same as           (same as Class B) due
   due to lower          Class C) due to            to higher distribution
   distribution fees     higher distribution        fees.  No conversion to
                         fees.  Automatic           Class A shares, so annual
                         conversion to Class A      expenses do not decrease.
                         shares after eight
                         years, reducing future
                         annual expenses.


SALES CHARGES - CLASS A

                                  THE SALES CHARGE
                                    MAKES UP THIS %         WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT        OF THE OFFERING             OF YOUR NET
                                       PRICE                   INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                         4.25                      4.44
$100,000 but under $250,000            3.50                      3.63
$250,000 but under $500,000            2.50                      2.56
$500,000 but under $1 million          2.00                      2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 40), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 39).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN              THIS % IS DEDUCTED FROM YOUR
THIS MANY YEARS AFTER BUYING THEM           PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 39). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                   THE SALES CHARGE
                                    MAKES UP THIS %          WHICH EQUALS THIS
                                   OF THE OFFERING            % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT            PRICE                     INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                       1.00                        1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C
The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]

The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 46 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]

FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


[Insert graphic of a paper with lines and someone writing] BUYING SHARES
                                                           -------------

MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                              INITIAL            ADDITIONAL
-------------------------------------------------------------------------------
Regular accounts                              $1,000             $50
-------------------------------------------------------------------------------
Automatic investment plans                    $50                $50
-------------------------------------------------------------------------------
UGMA/UTMA accounts                            $100               $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                      $250               $50
-------------------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                      $100               $50
-------------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


  ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 44). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
-------------------------------------------------------------------------------
                          OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic
of hands shaking]
                        Contact your investment       Contact your investment
THROUGH YOUR              representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic         If you have another           Before requesting a
of phone and            Franklin Templeton fund       telephone or online
computer]               account with your bank        purchase into an
                        account information on        existing account,
BY PHONE/ONLINE         file, you may open a new      please make sure we
                        account by phone. At          have your bank account
(Up to $100,000         this time, a new account      information on file. If
per shareholder         may not be opened online.     we do not have this
per day)                                              information, you will
                        To make a same day            need to send written
1-800/632-2301          investment, your phone        instructions with your
                        order must be received        bank's name and
franklintempleton.com   and accepted by us by         address, a voided check
                        1:00 p.m. Pacific time        or savings account
NOTE:  CERTAIN          or the close of the New       deposit slip, and a
ACCOUNT TYPES ARE       York Stock Exchange,          signature guarantee if
NOT AVAILABLE FOR       whichever is earlier.         the bank and Fund
ONLINE ACCOUNT                                        accounts do not have at
ACCESS                                                least one common owner.

                                                      To make a same day
                                                      investment, your phone or
                                                      online order must be
                                                      received and accepted by
                                                      us by 1:00 p.m. Pacific
                                                      time or the close of the
                                                      New York Stock Exchange,
                                                      whichever is earlier.
-------------------------------------------------------------------------------
                        Make your check payable       Make your check payable
[Insert graphic         to the Fund.                  to the Fund. Include your
of envelope]                                          account number on the
                        Mail the check and            check.
BY MAIL                 signed application to
                        Investor Services.            Fill out the deposit slip
                                                      from your account
                                                      statement. If you do not
                                                      have a slip, include a
                                                      note with your name, the
                                                      Fund name, and your
                                                      account number.

                                                      Mail the check and deposit
                                                      slip or note to Investor
                                                      Services.
-------------------------------------------------------------------------------

[Insert graphic         Call to receive a wire        Call to receive a wire
of three                control number and wire       control number and wire
lightning bolts]        instructions.                 instructions.

                        Wire the funds and mail       To make a same day wire
                        your signed application       investment, please call
BY WIRE                 to Investor Services.         us by 1:00 p.m. Pacific
                        Please include the wire       time and make sure your
1-800/632-2301          control number or your        wire arrives by 3:00 p.m.
(or                     new account number on
1-650/312-2000          the application.
collect)
                        To make a same day wire
                        investment, please call
                        us by 1:00 p.m. Pacific
                        time and make sure your
                        wire arrives by 3:00
                        p.m.

-------------------------------------------------------------------------------

[Insert graphic         Call Shareholder              Call Shareholder
of two                  Services at the number        Services at the number
arrows pointing in      below, or send signed         below or our automated
opposite                written instructions.         TeleFACTS system, or
directions]             You also may place an         send signed written
                        online exchange order.        instructions. You also
BY EXCHANGE             The TeleFACTS system          may place an online
                        cannot be used to open        exchange order.
TeleFACTS(R)            a new account.
1-800/247-1753                                        (Please see page 46 for
(around-the-clock       (Please see page 46 for       information on
access)                 information on                exchanges.)
                        exchanges.)
Our Website
franklintempleton.com

-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You also may register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents. This service should be available on our website in July 2001.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 52.


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.


SELLING SHARES
-------------------------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                        Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
[Insert graphic of      Send written instructions and endorsed
envelope]               share certificates (if you hold share certicates) to
                        Investor Services. Corporate, partnership or trust
BY MAIL                 accounts may need to send additional documents.

                        Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any addtional documents, as well as signature guarantees if required.

                        A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
-------------------------------------------------------------------------------

[Insert graphic of      As long as your transaction is for $100,000 or less, you
phone and computer]     do not hold share certificates and you have not changed
                        your address by phone or online within the last 15 days,
BY PHONE/ONLINE         you can sell your shares by phone or online.
1-800/632-2301
                        A check will be mailed to the name(s) and address on the
franklintempleton.com   account. Written instructions, with a signature
                        guarantee, are required to send the check to another address or to make it payable to another person.

                        (Please see page 44 for more information.)

-------------------------------------------------------------------------------
[Insert graphic of      You can call, write, or visit us online to have
three                   redemption proceeds sent to a bank account. See the
lightning bolts]        policies above for selling shares by mail, phone, or
                        online.
BY ELECTRONIC FUNDS
TRANSFER (ACH)          Before requesting to have redemption proceeds sent to a
                        bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                        If we receive your request in proper form by 1:00 p.m.
                        Pacific time, proceeds sent by ACH generally will be
                        available within two to three business days.
-------------------------------------------------------------------------------
[Insert graphic of      Obtain a current prospectus for the fund you are
two arrows pointing     considering. Prospectuses  are available online at
in opposite             franklintempleton.com.
directions]

BY EXCHANGE             Call Shareholder Services at the number below or our
                        our automated TeleFACTS system, or send signed written
TeleFACTS(R)            instructions. You also may place an exchange order
1-800/247-1753          online. Se the policies above for selling shares by
(around-the-clock       mail, phone, or online
access)

                        If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
-------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;


o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Funds do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                       CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                          ---          3.00         2.00
Investment under $100,000              4.00           ---          ---
$100,000 but under $250,000            3.25           ---          ---
$250,000 but under $500,000            2.25           ---          ---
$500,000 but under $1 million          1.85           ---          ---
$1 million or more               up to 0.75/1         ---          ---
12B-1 FEE TO DEALER                    0.10          0.15/2        0.65/3

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


[Insert graphic of question mark]QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME           TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information          1-800/DIAL BEN      5:30 a.m. to 5:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Advisor Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637      5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)   1-800/247-1753      (around-the-clock access)



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and each Fund's strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-4149                             TF2 P 07/01





FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN TEXAS TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2001

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2001, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks..................................   2
Officers and Trustees........................................  12
Management and Other Services................................  14
Portfolio Transactions.......................................  16
Distributions and Taxes......................................  16
Organization, Voting Rights and Principal Holders............  18
Buying and Selling Shares....................................  19
Pricing Shares...............................................  24
The Underwriter..............................................  25
Performance..................................................  27
Miscellaneous Information....................................  30
Description of Ratings.......................................  31
State Tax Treatment..........................................  34


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.


7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in Franklin Templeton Investments provided
i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of its state.

As a nonfundamental policy, each state Fund also normally invests at least 65% of its total assets in municipal securities of its state.

Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by each Fund's manager.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

DIVERSIFICATION All of the Funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its portfolio in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets in the securities in which the Funds' invest or in the economies of the states and territories where the Funds' invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or
(iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS


STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.


The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.

ALABAMA. Alabama's employment base continues to shift from its long reliance on textile and manufacturing to other areas. Although manufacturing has remained an important part of the economy, the trade, construction, transportation and service sectors have supplied most of the state's recent job growth. In particular, recent acceleration in the construction and retail payroll levels have helped offset slowdowns in other areas. Aggressive economic development and business recruitment policies over the last few years have helped to increase growth throughout the state. These policies have brought in significant capital investments, helping offset losses in its textile, apparel and food processing sectors. The transportation/automobile sector in particular has seen a dramatic increase in investment and job growth. However, overall employment growth has currently slowed to a crawl. Though the unemployment rate in December 2000 was lower at 4.6% than the previous year, it is expected to rise as initial unemployment claims throughout the South have soared. Alabama's economic growth and personal income levels have continued to lag national and regional averages.

Historically, Alabama has been able to maintain a relatively low overall debt burden as well as balanced financial operations. Under the state's constitution, expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. Because of weak tax collections, many state agencies are in the middle of budget cuts. In addition, many suits have been filed challenging proposed cuts to education because of earlier court orders requiring Alabama to remedy funding inequities and other inadequacies in its school systems. Although the state's revenue and tax collections have slowed, the rating agencies Moody's and S&P have both recently considered the state's financial outlook to be stable because of the automatic spending cuts imposed by the state constitution.

FLORIDA. Florida's population has grown rapidly in recent years, with the fastest growth among 5-17 year-olds. In the next ten years, the most rapidly growing population will be in the over 85 age group. The rapid growth in the population of both the young and old has required increased expenditures for services, such as schools and health care, and has placed sustained pressure on the state's budget for the funding of these services. As a result, Florida is more vulnerable to increases in the cost of education, Medicaid and other health care services than many other states. While the population of the young and old has grown rapidly, the working age population has grown at a much slower rate and is expected to decline in the coming years.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level.

Florida's tax base has been relatively narrow, with no personal income tax and 60 percent of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source has created some vulnerability to recession and slower growth in the tax base. Recent trends also have shown an increase in internet and mail order sales, which the state has not been able to tax. If this trend continues, states that rely on sales taxes, like Florida, could be adversely affected. To help provide some protection against the historically volatile nature of the sales tax, Florida enacted a constitutional amendment creating a budget stabilization fund. Florida projects a balance in this fund of $894 million by FYE 2001, meeting the required level of 5 percent of the previous year's General Fund revenues. In addition, fiscal year 2000 closed with a $860 million combined general and working capital balance. This is a record level of reserves, well above many other states.

Over the past five years, Florida's debt burden has grown dramatically with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. The state's rapidly growing population should continue to place demands on the state's budget and debt burden needed to finance infrastructure and other improvements.

While tourism has remained Florida's most important industry, Florida's economy has continued to diversify from a narrow base of agriculture and seasonal tourism into a service and trade economy. Job growth has been steady and unemployment has been around the national rate. For 2000, Florida's year over year job growth was 3.7 percent, well above the national growth rate of 2.0 percent. Because of its location, much of the state's export sector has relied on exports to Latin America. Although exports have comprised a relatively small part of the gross state product, the sector's dependence on Latin America poses a risk in the event of economic instability in that region.

GEORGIA. In the 1990s, Georgia had been among the fastest growing states in terms of population, which had helped fuel employment growth and provided low-cost labor for economic growth. However, in FY 2001, employment growth has slowed due to the economic slowdown. The slowdown is particularly pronounced in the service and manufacturing industries. Although Georgia's expansion continues to moderate, the pace of growth will remain above the national average. Georgia is expected to continue to attract migration into the state given the state's low cost of doing business, extensive transportation infrastructure, below average unemployment rates, access to export markets, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service and transportation center for much of the southeast region.

Financially, the state's strong economic and revenue growth has so far allowed the state to meet the needs of its growing population, while maintaining a sound financial position. The state has generated operating surpluses in each of the last six fiscal years from 1995 to 2000, and also has fully funded its reserves. However, given the economic slowdown in FY 2001, Georgia is not expected to enjoy the same kind of budgetary surplus it has in past years.

KENTUCKY. Kentucky's economy has performed at or above national levels in both employment and personal income growth over the past several years. Its economy has been moving towards a more modern manufacturing and service-oriented base, with less emphasis on its traditionally low-wage coal, tobacco, and apparel industries. However, two of Kentucky's key industries have been affected by the recent slowing of the national economy. The automotive manufacturing sector has been hit and a number of layoffs have been announced within the high-tech sector. The state's per capita personal income levels have remained consistently below the national average. The labor markets remain tight, although at FYE 2000, Kentucky's unemployment rate had fallen to 4.2% compared to 4.1% for the U.S.

Since fiscal 1993, Kentucky's financial management has steadily improved. Results for FYE 2000 were positive, with a General Fund balance of $638.4 million, up from $487.5 million at FYE 1999. That was the seventh consecutive year of positive financial results for the state, due in part to the state's economic growth and a strong record of spending controls. The state's debt ratios, while declining, have remained high relative to other states. The Kentucky state budget continues to emphasize spending for education (especially post-secondary), economic development, criminal justice and information technology.

LOUISIANA. Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, however, with strong growth in its service sector, especially in healthcare and tourism services. Nonetheless, much of the state's recent economic growth has come from the up turn in the oil and gas sector. Gaming and construction have also contributed. While higher oil prices have taken off some of the pressure on oil-producing companies, the high costs of operating offshore rigs has deterred the exploration and construction of new rigs. Future growth could be limited by the state's dependence on the cyclical oil and gas industry, as well as below average wealth and income levels.

Historically, Louisiana's main revenue sources, namely its sales tax, individual and corporate income tax, and severance and royalty taxes, have fluctuated with economic cycles and the oil and gas industry. This fluctuation has created instability and budget problems in the past. During the last several years, however, the state's financial position has somewhat improved. The state has dedicated annual surpluses to debt prepayment or to one-time expenditures. Therefore, at FYE 2000, the unreserved portion of its General Fund reserves remained relatively low at $294 million. Unreserved General Fund balances were actually a negative $81 million, since most of the reserves had been designated for construction projects. The state remains vulnerable, however, to the volatility of its oil and gas industry. Its relatively high debt burdens, unfunded pension liabilities, generally low reserves, and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

MARYLAND. Maryland's economic base continues to be well diversified. The state's leading employment and income sectors have been services (34.2%), trade (23.1%) and government (18.3%). The state's dependence on government is larger than most other states due to its close proximity to Washington D.C., making Maryland vulnerable to federal budget cuts and downsizing. At the same time, the state's reliance on the manufacturing sector (7.6%) has been smaller than most other states. Recently, economic growth has come mainly from the business services sector, specifically in the areas of personnel supply, computer and data processing. In addition, employment gains in aerospace, medical research and distribution industries have more than offset the losses seen in the utility, communications and healthcare industries. As a result, unemployment for the state measured 3.5% in 1999, the lowest it had been in more than 20 years, and 3.9% in 2000.

Maryland's financial performance has been strong historically. Contributing factors have included high per capita income levels, a well-educated workforce, an advanced infrastructure and diversified employment opportunities. In each of the last four fiscal years, the state has generated operating surpluses while building its financial reserves. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of General Fund revenues and at FYE 2000, the balance was $581.9 million or 6.3% of revenues. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 10th nationally) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring that it be retired within 15 years. In addition, the Capital Debt Affordability Committee seeks to limit total debt to 3.2% of the state's personal income and debt service below 8% of revenues, which measured 2.6% and 5% respectively at FYE 2000.

Maryland is in the third year of a five year 10% income tax reduction plan and continues to show no ill effects. On the funding side, health and education continue to be the main focus as they accounted for more than half of the state's expenditures in fiscal year 2000. Education received most of the budgeted increases for fiscal year 2001 and Maryland plans to spend $250 million of the estimated $1 billion in tobacco settlement proceeds on various healthcare initiatives.

MISSOURI. Missouri historically has enjoyed a diversified economy that has tended to mirror the national economy. Net migration and personal income growth, however, have been at or above the national average. In March 2001, the state unemployment rate was 3.9%. The service sector comprises the largest source of the state's employment at 28%.

Continued declines in the state's manufacturing sector have spread throughout the state's economy impacting construction, transportation and trade. Previously, auto plants had been a positive for the state's economy, but due to the business's cyclical nature and generally weak economic conditions, the state's economic condition is not expected to improve quickly. The state is heavily dependent on old-economy industries and employers with little development of new-economy industries.

From a financial standpoint, Missouri's reluctance to rely heavily on borrowing to meet capital needs has resulted in a low debt burden. Missouri has seen positive year-end GAAP fund balances every year since 1993. Spending on school reform will continue to be a challenge for the state.

NORTH CAROLINA. North Carolina's economy continued to experience growth through 2000. From 1994 to 1999, job growth was 2.9%, slightly ahead of the national rate of 2.4%. Although the rate of job growth slowed in 2000 after 7 years of increases, the state still managed to record an increase of 1.7%. Below average business costs, a strong durable manufacturing sector, diverse agriculture, three prestigious universities, and access to ports for trade and commerce have all contributed to the state's recent economic strength. However, manufacturing has remained a significant part of the state's economy and has created some vulnerability to recession. 2000 unemployment, while still below the national average, ended higher at 3.6% than 1999's unemployment rate of 3.2%.

Although North Carolina's outstanding debt has increased dramatically since 1993, debt levels on a per capita basis remain very low at $387. Although North Carolina has had large, one-time expenses over the last 3 years, the state was been able to meet these adequately through conservative budgeting and continue its recent trend of strong financial performance. However, because of declining tax revenues through 2001, the Governor has issued a fiscal state of emergency to close a widening budget gap. These proposed measures, when implemented, should save the state well in excess of the projected budget gap. S&P continues to have a stable outlook for North Carolina's credit rating.

TEXAS. The Texas economy has continued to diversify and move away from its dependence on the volatile oil and gas sector. The state's high-tech sector has become increasingly prominent and is second only to California in total jobs. The construction, government and services industries also have experienced strong growth in recent years due in part to a relatively high rate of net migration to the state. Texas exports are estimated to have been $103 billion in 2000 and have grown by 40% since 1996.

Texas ranked fourth among states in the rate of personal income growth from 1996 though 1999 with 7.9% per year. The state ranked second to California in the dollar increase in personal income. High technology industries represent slightly more than oil and gas industries as a percentage of the economy, at 8.9% of total gross state product versus 8.5% for oil and gas.

Although the economy remains strong, it appears that economic growth is slowing down. The Comptroller estimates that Texas' real gross state product will rise by 4.3% in 2001 and about an average of 4.2% annually in 2002 and 2003, compared to actual growth rates of 7.1% in 2000, 5% in 1999, and 6.1% in 1998. Key to the Texas economy are its exports, which represent 13 cents of every dollar of U.S. exports. Almost 45% of Texas' exports go to Mexico, which highlights the fact that the Texas economy is more reliant on international trade than ever before. Electronics, industrial machinery (including computers), chemicals and transportation equipment make up almost two-thirds of Texas exports.

Financially, the state's performance has improved since the budget deficits of the mid-1980s when the oil and gas sector declined. From 1997 through 1999, Texas posted a General Fund operating surpluses of $760 million, $353 million and $697 million, respectively. However in 2000, the state ended the year with a General Fund operating deficit of $439 million as a result of increased spending, specifically to accommodate the large population growth. The 2000-2001 biennial budget was balanced, but included the use of $1 billion, or almost all, of the state's accumulated General Fund surplus. Since the state does not have a personal income tax, its reliance on cyclical sales taxes could result in some budget instability.

The state's debt burden has been relatively modest. In recent years, however, the state's debt position has grown. The state also has moved away from issuing debt designed to be self-supporting and towards issuing debt supported by the general revenue fund. Nonetheless, on a per capita basis the state's debt has remained below the national average.

VIRGINIA. Despite the slowing national economy, Virginia's economy remains relatively healthy. Virginia's economy has experienced strong growth in recent years, especially in the areas of business services, high-technology industries and retail trade. Despite cut backs over the past several years, the federal government maintains a large and diverse presence that should help stabilize the Commonwealth's economy as federal surpluses grow. The Commonwealth's unemployment rate has remained one of the nation's lowest due to strong job creation, while personal income levels have continued to exceed the national average. The jobless rate is the fourth lowest in the nation with unemployment at 2.7% at FYE 2000.

Historically, Virginia's debt levels have been low, although they have begun to increase due to some large highway and university construction projects. Revenues and expenses have likewise grown. Overall, financial results have been positive with surpluses in each of the past five fiscal years. The fund balance at FYE 2000 was $1,374 million up from $1,173 million at FYE 1999.

In coming years, the state will have to fund increased expenditures for education, as well as the elimination of its car tax. When fully phased in during fiscal 2003, the elimination of the car tax is expected to cost the state more than $2.6 billion.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. In April 2001, Moody's changed Puerto Rico's outlook to stable from positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a General Fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

GUAM. Guam's economy continues to contract, however there have been some signs of improvement. Guam is heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. However, the past two years (1999 and 2000) have seen a improvement in tourism. This increased tourism (particularly Japan and Korea) has helped create job growth in the services and retail trade industries as well. Seventy-five percent of tourism is derived from Japan and in 2000, Guam saw arrivals increase 5.2%. Tourism from Korea, the second largest market, increased 79% in 2000.

Despite the pickup in the largest industry, tourism, unemployment still remains high at 15.1%. This is down from 15.6% in 1999. Despite an 11% increase in service employment in 2000, Guam experienced significant declines in construction and government employment levels as the U.S. continues to decrease its military presence. Guam has also seen an improvement in personal income, which grew 4% in 2000 compared to 1.5% in 1999 and negative growth in 1998. This is a positive trend since the highest paid jobs tend to be military jobs, which have been decreasing.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the General Fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved General Fund balance of $158.9 million. The 1998 Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998. Additional deficits are expected in 1999 and 2000 when the audited financial reports for those periods become available.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 15, 2001, S&P's outlook for Guam was negative due to Guam's continued weak financial position and its inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Commonwealth of the Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. The islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. However, a decline in tourism caused by the 1998 Asian economic crisis caused gross business receipt revenue to decline to $2.24 billion in 1998 and $ 2.21 billion in 1999. The breakdown by sector for 1999 was garment manufacturing 36%, retail trade/gas stations 20%, services 16%, tourism 7%(hotels, restaurants only) and other 21%. Gross business revenue tax collections totaled $54.2 million in fiscal year 1999. Also in fiscal year 1999, General Fund revenues totaled $221 million while expenditures totaled $162 million. In 1999, the General Fund balance had a deficit of $39 million, an improvement from 1998's deficit of $49 million.

The population of all the islands combined was 67,212 at FYE 1996 and the estimate for 1999 is 78,425. The average earnings per capita totaled $10,192 in 1998. At FYE 1995, the most recent year available, almost 85% of all persons 16 years and older participated in the labor force, compared to 64% in 1980.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands Government has suffered numerous years of budget imbalances over the past decade. The Government's cash flow problems have created recurring annual General Fund deficits. Although the financial operations of the Government have rarely been audited since fiscal year 1995, the accumulated deficit at June 30, 1999 was estimated to be about $341 million. To help finance this deficit, the government has issued several bond deals. A $300 million bond issued in 1999 allowed the Government to finance working capital needs, pay outstanding obligations to vendors, and make past due income tax refunds. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. The U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The Virgin Islands are highly dependent on tourism, which contracted in 1999, but improved in 2000. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships (over 1.4 million cruise passengers in 1999). The Government reported a 25% increase in cruise and air visitor arrivals in 2000.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October 1999, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (36)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin/Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
One Franklin Parkway, San Mateo, CA 94403-1906

VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                                    NUMBER OF
                                                                    BOARDS IN
                                                   TOTAL FEES       FRANKLIN
                               TOTAL               RECEIVED         TEMPLETON
                                FEES                FROM            INVESTMENTS
                              RECEIVED             FRANKLIN          ON WHICH
NAME                          FROM THE             TEMPLETON           EACH
NAME                         TRUST($)/1        INVESTMENTS($)/2      SERVES/3
-------------------------------------------------------------------------------
Frank H. Abbott, III           23,056              156,953             28
Harris J. Ashton               25,267              359,404             48
S. Joseph Fortunato            23,564              359,629             49
Edith E. Holiday               31,700              248,305             28
Frank W.T. LaHaye              24,356              165,529             28
Gordon S. Macklin              25,267              359,504             48

1. For the fiscal year ended February 28, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
  and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the Funds paid the following management fees:



                            MANAGEMENT FEES PAID ($)
                     -----------------------------------------------------------
                         2001             2000              1999
--------------------------------------------------------------------------------
Alabama Fund            1,228,177       1,322,835        1,332,672
Florida Fund            7,333,105       8,076,283        8,253,117
Georgia Fund              968,748       1,008,098          990,149
Kentucky Fund/1           177,830         177,706          143,286
Louisiana Fund            938,871         946,909          908,906
Maryland Fund           1,377,883       1,424,210        1,369,242
Missouri Fund           1,971,021       2,044,766        1,860,465
North Carolina Fund     1,900,389       1,968,656        1,834,435
Texas Fund                661,295         733,060          786,294
Virginia Fund           1,881,538       1,969,003        1,958,381


1. For the fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, management fees, before any advance waiver, totaled $433,107, $412,900, and $377,311, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;
o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the manager paid FT Services the following administration fees:

                                 ADMINISTRATION FEES PAID ($)
                    ------------------------------------------------------------
                            2001           2000           1999
--------------------------------------------------------------------------------
 Alabama Fund             327,343        355,294        353,966
 Florida Fund           1,754,359      1,886,005      1,902,604
 Georgia Fund             252,224        265,346        257,705
 Kentucky Fund            103,453         99,013         89,842
 Louisiana Fund           243,355        245,118        233,010
 Maryland Fund            367,338        384,188        362,711
 Missouri Fund            544,571        568,299        508,048
 North Carolina Fund      523,152        546,466        501,620
 Texas Fund               160,989        183,786        198,223
 Virginia Fund            517,579        548,267        539,321

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the Funds did not pay any brokerage commissions.

As of February 28, 2001, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code(Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income will be taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001. This Tax Act includes provisions that will significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals through expansion of retirement and education savings programs, and provide for limited estate, gift and generation-skipping tax relief. While these provisions have important tax impacts on individual investors in a Fund, their impact on the taxation of a Fund are limited. See your personal tax advisor for more information.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:
o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o  100% of any undistributed amounts from the prior year.
Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you redeem or exchange Fund shares held for six months or less:
o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind(PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Funds may offer additional classes of shares in the future. The full title of each class is:


o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Texas Tax-Free Income Fund - Class A
o Franklin Texas Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C

The Kentucky Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of June 1, 2001, the principal shareholders of the Funds, beneficial or of record, were:
                                                               PERCENTAGE
NAME AND ADDRESS                          SHARE CLASS             (%)

LOUISIANA TAX FREE INCOME FUND

Southwest Securities Inc FBO                Class C               5.25
Billie Jean Horton
PO Box 509002
Dallas, TX 75250

TEXAS TAX FREE INCOME FUND

First Clearing Corporation                  Class C               5.36
Ethan W Grace C Dodgen
Revocable Living Trust
4831 W Lawther Drive
Dallas, TX 75214-1849

Wexford Clearing Services Corp FBO          Class C               7.53
Family Limited Partnership
Alo Family Limited
4512 Teas St
Bellaire, TX 77401-4223

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 1, 2001, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES
WITHIN THIS MANY YEARS AFTER                     THIS % IS DEDUCTED FROM YOUR
AFTER BUYING THEM                                PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                                      4
2 Years                                                     4
3 Years                                                     3
4 Years                                                     3
5 Years                                                     2
6 Years                                                     1
7 Years                                                     0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.



Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999:




                                                                  AMOUNT
                                                               RECEIVED IN
                                                               CONNECTION
                                                                    WITH
                          TOTAL              AMOUNT            REDEMPTIONS
                        COMMISSIONS        RETAINED BY              AND
                         RECEIVED          DISTRIBUTORS         REPURCHASES
                          ($)                   ($)                 ($)
 ------------------------------------------------------------------------------
 2001
 Alabama Fund             350,588             21,669                 4,867
 Florida Fund           2,097,369            147,119                31,927
 Georgia Fund             306,936             19,432                 4,762
 Kentucky Fund            322,976             22,573                   -
 Louisiana Fund           321,129             21,693                14,490
 Maryland Fund            658,972             39,434                10,730
 Missouri Fund            890,302             56,993                 8,587
 North Carolina Fund      835,710             51,163                15,672
 Texas Fund               101,597              6,830                 1,392
 Virginia Fund            860,071             56,442                17,470

 2000
 Alabama Fund             624,909             39,449                 9,329
 Florida Fund           3,006,465            185,581               111,775
 Georgia Fund             511,135             31,316                17,239
 Kentucky Fund            371,403             24,773                   -
 Louisiana Fund           548,792             34,132                41,092
 Maryland Fund            864,012             52,768                19,255
 Missouri Fund          1,430,784             90,808                30,196
 North Carolina Fund    1,125,627             66,963                40,672
 Texas Fund               133,956              7,798                 6,270
 Virginia Fund          1,130,274             73,691                42,643

 1999
 Alabama Fund           1,184,364             76,087                 3,487
 Florida Fund           5,317,330            337,465                35,807
 Georgia Fund             760,914             42,248                11,492
 Kentucky Fund            343,647             22,834                   -
 Louisiana Fund           716,996             46,235                 3,048
 Maryland Fund          1,309,307             82,392                10,749
 Missouri Fund          1,996,212            120,370                 5,859
 North Carolina Fund    1,781,352            100,011                14,317
 Texas Fund               282,886             17,460                 1,125
 Virginia Fund          1,754,574            110,385                10,724


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2001, the amounts paid by the Funds pursuant to the Class A plan were:


                         ALABAMA    FLORIDA    GEORGIA    KENTUCKY    LOUISIANA
                          FUND       FUND       FUND        FUND        FUND
                          ($)         ($)       ($)         ($)         ($)
-------------------------------------------------------------------------------
Advertising               10,220      98,760     18,139     3,010      8,308
Printing and mailing
 prospectuses other
 than to current
 shareholders              4,480      32,345      2,000     1,255      2,981
Payments to
 underwriters              5,243      24,657      1,925     1,847      4,616
Payments to
 broker-dealers          163,244   1,183,125    122,365    56,482    114,658
Other                     21,197     143,709      8,000     4,862     14,060
                         ------------------------------------------------------
Total                    204,384   1,482,596    152,429    67,456    144,623
                         ======================================================


                                                 NORTH
                          MARYLAND   MISSOURI   CAROLINA     TEXAS    VIRGINIA
                            FUND      FUND        FUND        FUND      FUND
                            ($)       ($)          ($)        ($)       ($)
-------------------------------------------------------------------------------
Advertising                  16,507    17,796     14,859     14,248   21,742
Printing and mailing
 prospectuses other
 than to current
 shareholders                 3,379     6,039      6,235      1,537    6,387
Payments to
 underwriters                 4,180     9,058      8,538        564    7,073
Payments to
 broker-dealers             188,020   287,420    259,110     70,395  267,723
Other                        16,720    33,325     33,809      4,254   32,069
                         ------------------------------------------------------
Total                       228,806  353,638     322,551     90,998  334,994
                         ======================================================



THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders(service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


For the fiscal year ended February 28, 2001, the amounts paid by the Funds pursuant to the Class B plan were:


                                                              FLORIDA
                                                               FUND
                                                               ($)
-------------------------------------------------------------------------------

Advertising                                                   319
Printing and mailing
 prospectuses other
 than to current
 shareholders                                                   7
Payments to
 underwriters                                                 238
Payments to
 broker-dealers                                            14,397
Other                                                         363
                                                        ---------
Total                                                      15,324
                                                       ==========


For the fiscal year ended February 28, 2001, the amounts paid by the Funds pursuant to the Class C plan were:


                            ALABAMA    FLORIDA   GEORGIA   KENTUCKY   LOUISIANA
                              FUND      FUND      FUND       FUND       FUND
                               ($)      ($)       ($)         ($)        ($)
-------------------------------------------------------------------------------
Advertising                    1,370     6,997      3,227      -          980
Printing and mailing
 prospectuses other
 than to current
 shareholders                    347     1,687        303     -           273
Payments to
 underwriters                    585     2,025        577     -           620
Payments to
 broker-dealers               85,945   438,000     89,475     -        70,010
Other                          1,902     8,466      1,559     -         1,579
                         ------------------------------------------------------
Total                         90,149   457,175     95,141     -        73,462
                         ======================================================


                                                    NORTH
                          MARYLAND     MISSOURI    CAROLINA    TEXAS    VIRGINIA
                            FUND        FUND        FUND        FUND     FUND
                            ($)         ($)          ($)        ($)       ($)
-------------------------------------------------------------------------------
Advertising                    2,569     2,296      3,847       939     2,050
Printing and mailing
 prospectuses other
 than to current
 shareholders                    320       507        741        81       422
Payments to
 underwriters                  1,166     1,633      1,859       119     1,339
Payments to
 broker-dealers              111,155   153,689    248,964    27,829   138,166
Other                          2,611     4,100      5,150       349     3,279
                         ------------------------------------------------------
Total                        117,821   162,225    260,561    29,317   145,256
                         ======================================================

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 28, 2001, were:



                                                                       SINCE
                        INCEPTION    1 YEAR   5 YEARS    10 YEARS    INCEPTION
                           DATE        (%)      (%)        (%)         (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund            09/01/87       5.44      3.78      5.91        6.61
Florida Fund            09/01/87       7.05      4.47      6.35        7.09
Georgia Fund            09/01/87       7.17      4.29      6.08        6.84
Kentucky Fund           10/12/91       6.93      4.60      6.18        6.18
Louisiana Fund          09/01/87       7.27      4.50      6.05        6.80
Maryland Fund           10/03/88       7.68      4.49      6.30        6.56
Missouri Fund           09/01/87       7.71      4.42      6.38        6.93
North Carolina Fund     09/01/87       7.61      4.48      6.11        6.87
Texas Fund              09/01/87       4.92      3.74      5.84        6.70
Virginia Fund           09/01/87       7.04      4.26      6.18        6.87

                                                                      SINCE
                                                           1 YEAR   INCEPTION
                                                             (%)       (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                                                 -           -
Florida Fund            02/01/00                           7.42        7.98
Georgia Fund                                                 -           -
Kentucky Fund                                                -           -
Louisiana Fund                                               -           -
Maryland Fund                                                -           -
Missouri Fund                                                -           -
North Carolina Fund                                          -           -
Texas Fund                                                   -           -
Virginia Fund                                                -           -

                                                                      SINCE
                                                 1 YEAR    5 YEARS  INCEPTION
                                                   (%)       (%)      (%)
--------------------------------------------------------------------------------
CLASS C
Alabama Fund            05/01/95                 7.35      3.89        4.71
Florida Fund            05/01/95                 9.17      4.62        5.34
Georgia Fund            05/01/95                 9.28      4.44        5.07
Kentucky Fund                                     -         -           -
Louisiana Fund          05/01/95                 9.33      4.64        5.30
Maryland Fund           05/01/95                 9.71      4.63        5.52
Missouri Fund           05/01/95                 9.85      4.55        5.37
North Carolina Fund     05/01/95                 9.70      4.63        5.29
Texas Fund              05/01/95                 6.87      3.91        4.76
Virginia Fund           05/01/95                 9.12      4.40        5.16

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 2001, were:



                                                                        SINCE
                       INCEPTION     1 YEAR   5 YEARS    10 YEARS     INCEPTION
                         DATE          (%)       (%)        (%)          (%)
-------------------------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87       5.44     20.36       77.57       137.24
Florida Fund           09/01/87       7.05     24.43       85.05       152.15
Georgia Fund           09/01/87       7.17     23.38       80.39       144.11
Kentucky Fund          10/12/91       6.93     25.22         -          75.58
Louisiana Fund         09/01/87       7.27     24.63       79.97       143.10
Maryland Fund          10/03/88       7.68     24.54       84.28       120.07
Missouri Fund          09/01/87       7.71     24.15       85.60       147.11
North Carolina Fund    09/01/87       7.61     24.52       80.94       145.29
Texas Fund             09/01/87       4.92     20.17       76.35       139.98
Virginia Fund          09/01/87       7.04     23.20       82.21       145.28

                                                                        SINCE
                                                           1 YEAR     INCEPTION
                                                              (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Alabama Fund                                                  -            -
Florida Fund           02/01/00                             7.42         8.62
Georgia Fund                                                  -            -
Kentucky Fund                                                 -            -
Louisiana Fund                                                -            -
Maryland Fund                                                 -            -
Missouri Fund                                                 -            -
North Carolina Fund                                           -            -
Texas Fund                                                    -            -
Virginia Fund                                                 -            -

                                                                        SINCE
                                              1 YEAR       5 YEAR     INCEPTION
                                                (%)          (%)         (%)
-------------------------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95                 7.35       21.04        30.81
Florida Fund           05/01/95                 9.17       25.32        35.49
Georgia Fund           05/01/95                 9.28       24.27        33.42
Kentucky Fund                                    -           -            -
Louisiana Fund         05/01/95                 9.33       25.46        35.16
Maryland Fund          05/01/95                 9.71       25.41        36.83
Missouri Fund          05/01/95                 9.85       24.89        35.65
North Carolina Fund    05/01/95                 9.70       25.41        35.11
Texas Fund             05/01/95                 6.87       21.14        31.17
Virginia Fund          05/01/95                 9.12       24.01        34.08


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 2001, were:



                                 CLASS A (%)   CLASS B (%)    CLASS C (%)
-------------------------------------------------------------------------------
Alabama Fund                       4.49            -              4.10
Florida Fund                       4.29           3.93            3.91
Georgia Fund                       4.15            -              3.75
Kentucky Fund                      4.62            -               -
Louisiana Fund                     4.52            -              4.12
Maryland Fund                      4.22            -              3.83
Missouri Fund                      4.26            -              3.86
North Carolina Fund                4.29            -              3.89
Texas Fund                         4.55            -              4.15
Virginia Fund                      4.25            -              3.86

The following SEC formula was used to calculate these figures:

                                               6
                           Yield = 2 [(A-B + 1) - 1]
                                       ---
                                       cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2001, were:



                                 CLASS A (%)   CLASS B (%)    CLASS C (%)
 ------------------------------------------------------------------------------
Alabama Fund                       7.83             -             7.15
Florida Fund                       7.10           6.51            6.47
Georgia Fund                       7.31             -             6.60
Kentucky Fund                      8.14             -              -
Louisiana Fund                     7.96             -             7.26
Maryland Fund                      7.58             -             6.88
Missouri Fund                      7.50             -             6.80
North Carolina Fund                7.70             -             6.98
Texas Fund                         7.53             -             6.87
Virginia Fund                      7.47             -             6.78


As of February 28, 2001, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were as follows:


                                                  Combined Rate (%)
-------------------------------------------------------------------------------
Alabama Fund                                           42.62
Florida Fund                                           39.60
Georgia Fund                                           43.22
Kentucky Fund                                          43.22
Louisiana Fund                                         43.22
Maryland Fund                                          44.36
Missouri Fund                                          43.22
North Carolina Fund                                    44.28
Texas Fund                                             39.60
Virginia Fund                                          43.07

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2001, were:


                                 CLASS A (%)   CLASS B (%)    CLASS C (%)
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Alabama Fund                       4.93            -               4.50
Florida Fund                       5.03           4.62             4.59
Georgia Fund                       4.73            -               4.27
Kentucky Fund                      4.96            -                 -
Louisiana Fund                     4.92            -               4.47
Maryland Fund                      4.76            -               4.27
Missouri Fund                      4.83            -               4.40
North Carolina Fund                4.90            -               4.43
Texas Fund                         5.15            -               4.66
Virginia Fund                      4.89            -               4.46


A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2001, were:



                                 CLASS A (%)   CLASS B (%)    CLASS C (%)
-------------------------------------------------------------------------------
Alabama Fund                       8.59            -              7.84
Florida Fund                       8.33           7.65            7.60
Georgia Fund                       8.33            -              7.52
Kentucky Fund                      8.74            -               -
Louisiana Fund                     8.67            -              7.87
Maryland Fund                      8.55            -              7.67
Missouri Fund                      8.51            -              7.75
North Carolina Fund                8.79            -              7.95
Texas Fund                         8.53            -              7.72
Virginia Fund                      8.59            -              7.83


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase & Co., Salomon Smith Barney Inc., Merrill Lynch and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


o Lipper Inc.- Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $271 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $45 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2001, taxes could cost $46 on every $100 earned from a fully taxable investment based on the combination of the new 39.1 % federal tax rate and the highest state tax rate of 7.2% (after the federal tax deduction) for 2001. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------


MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Short-Term Debt & Commercial Paper Ratings

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions including qualifying obligations of Puerto Rico, Guam and the Virgin Islands. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an administrative ruling of the Alabama Department of Revenue, dated March 1, 1990, both extend the exemption for obligations of the U.S. government or its possessions to distributions from a regulated investment company, such as the Alabama Fund, to the extent that the distributions are paid from interest earned on such exempt obligations. The March 1, 1990, ruling (as well as the instructions to Alabama Form 40) also indicates that the exemption would apply to Alabama municipal obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.


Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.


GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income as dividend income and capital gain, respectively, and are currently taxed at ordinary income tax rates.


KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of net short-term and net long-term capital gains earned by the fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA Under Section 47:293(g)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax interest earned on obligations which Louisiana is prohibited from taxing by the constitutional laws of the United States is also exempt under Section 47:293, distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.


MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest on exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1) and Administrative Release No. 11, this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of capital gains by the fund derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be tax-exempt to the fund's shareholders. Distributions of capital gains earned by the fund on non-Maryland obligations are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.


MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.


NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, its possessions, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Information Bulletin dated January 1,2000, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations and provided that at the close of each quarter of its taxable year, at least 50 percent of the value of the assets of the regulated investment company consist of state and local bonds, the interest from which from federal income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.


Distributions of capital gains attributable from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

TEXAS does not presently impose any income tax on individuals, trusts, or estates.



VIRGINIA Section 58.1-322 of the Code of Virginia provides that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities or direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Title 23, Virginia Administrative Code 10-110-142, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from personal income tax to the extent attributable to such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of net short-term and net long-term capital gains earned by the fund from taxable obligations are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.



Prospectus

FRANKLIN
TAX-FREE
TRUST

INVESTMENT STRATEGY


TAX-FREE INCOME

FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND


JULY 1, 2001




[Insert Franklin Templeton Ben Head]



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            THE FUNDS

[Begin callout] INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING [End callout]

 2          Goals and Strategies

 5          Main Risks

 9          Performance

18          Fees and Expenses

24          Management

26          Distributions and Taxes

28          Financial Highlights

            YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT
SALES CHARGES, ACCOUNT
TRANSACTIONS AND
SERVICES
[End callout]

41          Choosing a Share Class

45          Buying Shares

48          Investor Services

52          Selling Shares

54          Account Policies

58          Questions

            FOR MORE INFORMATION

[Begin callout]
Where to learn more
about each Fund
[End callout]

            Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the Fund and may be changed without shareholder approval.


Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.



MAIN INVESTMENT STRATEGIES Under normal market conditions, each Fund invests mainly in municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, each state Fund invests mainly in municipal securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Puerto Rico Fund also normally invests mainly in municipal securities whose interest is free from the personal income taxes of a majority of states. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be in tax-free securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities, although it currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities).

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

None of the Funds have restrictions on the maturity of the securities they may buy, although the Federal Intermediate Fund seeks to maintain a dollar-weighted average portfolio maturity of three to 10 years.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

LOWER-RATED SECURITIES. Securities rated below the top four ratings, sometimes called "junk bonds", generally have more credit risk than higher-rated securities. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings.



The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Lower-rated securities also may be less liquid than higher-rated securities.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]



INCOME Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower that Fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The Connecticut and Federal Intermediate Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Funds, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds.


The Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

STATE Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time. For these reasons, each state Fund and the Puerto Rico Fund may involve more risk than an investment in a fund that does not focus on securities of a single state or territory.


To the extent the Federal Intermediate, High Yield or Puerto Rico Funds are invested in a state, events in that state may affect their investments and their performance.

U.S. TERRITORIES The Puerto Rico Fund invests predominately in Puerto Rico municipal securities and may invest up to 35% of its total assets in municipal securities issued by other U.S. territories. Each of the other Funds also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

More detailed information about the Funds, their policies and risks and about municipal securities ratings can be found in the Funds' Statement of Additional Information (SAI).



[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

The bar charts and tables below show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
5.83%

Worst
Quarter:
Q1 '94
-4.32%
[End callout]

12.24%  10.02%  11.18%  -4.03%  14.59%  4.21%   8.23%   5.44%   -3.83%  10.30%
  91      92      93      94      95      96     97      98       99      00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Arizona Fund - Class A/2                         5.62%      3.85%     6.19%
Lehman Brothers Municipal Bond Index/3          11.68%      5.84%     7.32%

                                                                        SINCE
                                                                      INCEPTION
                                                1 YEAR     5 YEARS    (5/1/95)
--------------------------------------------------------------------------------
Arizona Fund - Class C/2                         7.60%      4.00%     4.92%
Lehman Brothers Municipal Bond Index/3          11.68%      5.84%     6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 1.51% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
6.62%

Worst
Quarter:
Q1 '94
-5.02%
[End callout]

12.35%  10.00%  12.74%  -5.43%  16.07%  4.76%   8.82%   5.73%   -4.43%  11.56%
  91      92      93      94      95      96      97     98       99      00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                              1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Colorado Fund - Class A/2                      6.78%        4.23%       6.53%
Lehman Brothers Municipal Bond Index/3        11.68%        5.84%       7.32%

                                                                        SINCE
                                                                      INCEPTION
                                              1 YEAR      5 YEARS      (5/1/95)
--------------------------------------------------------------------------------
Colorado Fund - Class C/2                      8.91%        4.40%       5.35%
Lehman Brothers Municipal Bond Index/3        11.68%        5.84        6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 1.98% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
5.54%

Worst
Quarter:
Q1 '94
-4.73%
[End callout]

10.77%  8.33%   12.32%  -5.40%  14.32%  4.48%   8.50%   5.96%   -4.82%  9.83%
  91     92       93      94      95      96     97      98       99     00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Connecticut Fund - Class A/2                    5.19%        3.76%       5.77%
Lehman Brothers Municipal Bond Index/3         11.68%        5.84%       7.32%

                                                                           SINCE
                                                                       INCEPTION
                                               1 YEAR      5 YEARS    (5/1/95)
--------------------------------------------------------------------------------
Connecticut Fund - Class C/2                   7.17%         3.89%       4.77%
Lehman Brothers Municipal Bond Index/3        11.68%         5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.08% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

FEDERAL INTERMEDIATE FUND ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
5.19%

Worst
Quarter:
Q1 '94
-3.76%
[End callout]

12.68%    -2.71%   14.42%    6.68%    5.27%    5.80%     -1.84%     7.40%
 93         94       95       96       97       98         99         00

                                      YEAR
AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                                                         SINCE
                                                                       INCEPTION
                                                 1 YEAR     5 YEARS   (9/21/92)
--------------------------------------------------------------------------------
Federal Intermediate Fund/2                       5.02%      4.14%      5.64%
Lehman Brothers 10-Year Municipal Bond Index3    10.76%      5.93%      6.73%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.40% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
6.38%

Worst
Quarter:
Q1 '94
-3.02%
[End callout]

12.40%  9.25%   13.27%  -2.59%  16.29%  6.16%   10.60%  4.81%   -3.13%  5.77%
  91     92       93      94      95     96       97     98       99     00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
High Yield Fund - Class A/2                    1.24%        3.84%       6.64%
Lehman Brothers Municipal Bond Index/3        11.68%        5.84%       7.32%

                                                                          SINCE
                                                                       INCEPTION
                                                           1 YEAR      (1/01/99)
--------------------------------------------------------------------------------
High Yield Fund - Class B/2                                 1.29%      -0.94%
Lehman Brothers Municipal Bond Index/3                     11.68%       4.59%

                                                                           SINCE
                                                                       INCEPTION
                                               1 YEAR      5 YEARS    (5/1/95)
--------------------------------------------------------------------------------
High Yield Fund - Class C/2                    3.18%        3.98        5.05%
Lehman Brothers Municipal Bond Index/3        11.68%        5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.18% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
6.44%

Worst
Quarter:
Q1 '94
-4.79%
[End callout]

12.46%  9.19%   10.97%  -5.21%  15.58%  4.04%   8.34%   6.11%   -3.36%  11.54%
  91     92       93      94      95     96      97      98       99      00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
New Jersey Fund - Class A/2                    6.79%       4.31%        6.31%
Lehman Brothers Municipal Bond Index/3        11.68%       5.84%        7.32%

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR      5 YEARS      (5/1/95)
--------------------------------------------------------------------------------
New Jersey Fund - Class C/2                   8.80%        4.42%        5.37%
Lehman Brothers Municipal Bond Index/3       11.68%        5.84%        6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.06% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

OREGON FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
6.54%

Worst
Quarter:
Q1 '94
-4.55%
[End callout]

12.63%  8.66%   10.91%  -4.93%  15.08%  4.32%   8.24%   5.44%   -3.87%  10.98%
  91     92       93      94      95     96      97      98       99      00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                             1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Oregon Fund - Class A/2                        6.27%       3.99%       6.09%
Lehman Brothers Municipal Bond Index/3        11.68%       5.84%       7.32%

                                                                         SINCE
                                                                       INCEPTION
                                             1 YEAR       5 YEARS      (5/1/95)
--------------------------------------------------------------------------------
Oregon Fund - Class C/2                        8.21%       4.13%       5.03%
Lehman Brothers Municipal Bond Index/3        11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 1.73% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Begin callout]
Best
Quarter:
Q1 '95
5.81%

Worst
Quarter:
Q1 '94
-3.64%
[End callout]

13.48%  9.83%   11.66%  -3.29%  14.34%  4.50%   8.94%   5.48%   -4.08%  10.88%
  91     92       93      94      95     96      97      98       99      00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                              1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Pennsylvania Fund - Class A/2                 6.12%       4.10%       6.52%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       7.32%

                                                                         SINCE
                                                                       INCEPTION
                                                1 YEAR    5 YEARS    (5/1/95)
--------------------------------------------------------------------------------
Pennsylvania Fund - Class C/2                 8.10%       4.22%       5.10%
Lehman Brothers Municipal Bond Index/3       11.68%       5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 2.31% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

PUERTO RICO FUND - CLASS A ANNUAL TOTAL RETURNS/1

[End callout]
Best
Quarter:
Q1 '95
5.95%

Worst
Quarter:
Q1 '94
-4.27%
[End callout]

12.27%  9.12%   10.99%  -4.28%  14.49%  5.08%   8.75%   5.74%   -2.34%  10.18%
  91     92       93      94      95     96      97      98      99       00

                                      YEAR

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2000

                                               1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Puerto Rico Fund - Class A/2                    5.49%       4.48%       6.38%
Lehman Brothers Municipal Bond Index/3         11.68%       5.84%       7.32%

                                                                          SINCE
                                                                       INCEPTION
                                               1 YEAR      5 YEARS    (5/1/95)
--------------------------------------------------------------------------------
Puerto Rico Fund - Class C/2                   7.51%        4.58%       5.34%
Lehman Brothers Municipal Bond Index/3        11.68%        5.84%       6.85%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2001, the Fund's year-to-date return was 1.71% for Class A.

2. Figures reflect sales charges. All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          FEDERAL      HIGH
                      ARIZONA  COLORADO   CONNECTICUT  INTERMEDIATE    YIELD
CLASS A                 FUND     FUND        FUND          FUND        FUND
--------------------------------------------------------------------------------

Maximum sales charge  4.25%     4.25%      4.25%         2.25%         4.25%
(load) as a
percentage of
offering price

Load imposed on       4.25%     4.25%      4.25%         2.25%         4.25%
purchases

Maximum deferred      None      None       None          None          None
sales charge (load)/1

CLASS B
--------------------------------------------------------------------------------

Maximum sales charge   4.00%       -           -            -         4.00%
(load) as
 a percentage of
offering price

Load imposed on        None        -           -            -         None
purchases

Maximum deferred       4.00%       -           -            -         4.00%
sales  charge (load)/2

CLASS C
--------------------------------------------------------------------------------

Maximum sales charge   1.99%     1.99%       1.99%          -         1.99%
(load) as
 a percentage of
offering price

Load imposed on        1.00%     1.00%       1.00%          -         1.00%
purchases

Maximum deferred       0.99%     0.99%       0.99%          -         0.99%
sales  charge (load/3

                           NEW JERSEY    OREGON      PENNSYLVANIA    PUERTO
CLASS A                       FUND        FUND          FUND        RICO FUND
--------------------------------------------------------------------------------

Maximum sales charge         4.25%       4.25%          4.25%         4.25%
(load) as
 a percentage of
offering price

Load imposed on purchases    4.25%       4.25%          4.25%         4.25%

Maximum deferred sales       None        None           None          None
 charge (load)/1

CLASS B
--------------------------------------------------------------------------------

Maximum sales charge         4.00%        -             4.00%           -
(load) as a percentage
of offering price

Load imposed on purchases    None         -             None            -

Maximum deferred sales
 charge (load)/2             4.00%        -             4.00%           -

CLASS C
--------------------------------------------------------------------------------

Maximum sales charge
(load) as a percentage
of offering price            1.99%       1.99%          1.99%         1.99%

Load imposed on purchases
                             1.00%       1.00%          1.00%         1.00%

Maximum deferred sales
 charge (load)/3             0.99%       0.99%          0.99%         0.99%

Please see "Choosing a Share Class" on page 41 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                             FEDERAL     HIGH
                       ARIZONA   COLORADO   CONNECTICUT   INTERMEDIATE   YIELD
CLASS A                  FUND      FUND         FUND          FUND       FUND
--------------------------------------------------------------------------------

Management fees         0.48%      0.54%       0.56%         0.57%       0.45%

Distribution and
service (12b-1) fees
                        0.10%      0.10%       0.10%         0.10%       0.09%

Other expenses          0.06%      0.07%       0.07%         0.09%       0.08%
                       ---------------------------------------------------------

Total annual Fund
operating expenses      0.64%      0.71%       0.73%         0.76        0.62%
                       ---------------------------------------------------------

CLASS B
--------------------------------------------------------------------------------

Management fees         0.48%        -           -             -         0.45%

Distribution and
service (12b-1) fees
                        0.65%        -           -             -         0.65%

Other expenses          0.06%        -           -             -         0.08%
                       ---------------------------------------------------------

Total annual Fund
operating expenses      1.19%        -           -             -         1.18%
                       ---------------------------------------------------------

CLASS C
--------------------------------------------------------------------------------

Management fees         0.48%      0.54%       0.56%           -         0.45%

Distribution and
service (12b-1) fees
                        0.65%      0.65%       0.65%           -         0.65%

Other expenses          0.06%      0.07%       0.07%           -         0.08%
                       ---------------------------------------------------------

Total annual Fund
operating expenses      1.19%      1.26%       1.28%           -         1.18%
                       ---------------------------------------------------------

                                 NEW JERSEY
                                   FUND       OREGON     PENNSYLVANIA    PUERTO
CLASS A                                        FUND        FUND       RICO FUND
--------------------------------------------------------------------------------

Management fees                    0.49%      0.50%        0.49%        0.56%

Distribution and service
(12b-1) fees                       0.10%      0.10%        0.10%        0.10%

Other expenses                     0.08%      0.07%        0.08%        0.11%
                                ------------------------------------------------

Total annual Fund operating
expenses                           0.67%      0.67%        0.67%        0.77%
                                ------------------------------------------------

CLASS B
--------------------------------------------------------------------------------

Management fees                    0.49%        -          0.49%          -

Distribution and service
(12b-1) fees                       0.64%        -          0.65%          -

Other expenses                     0.08%        -          0.08%          -
                                ------------------------------------------------

Total annual Fund operating
expenses                           1.21%        -          1.22%          -
                                ------------------------------------------------

CLASS C
--------------------------------------------------------------------------------

Management fees                    0.49%      0.50%        0.49%        0.56%

Distribution and service
(12b-1) fees                       0.64%      0.65%        0.65%        0.65%

Other expenses                     0.08%      0.07%        0.08%        0.11%
                                ------------------------------------------------

Total annual Fund operating
expenses                           1.21%      1.22%        1.22%        1.32%
                                ------------------------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 41).

2. Declines to zero after six years.

3. This is equivalent to a charge of 1% based on net asset value.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         FEDERAL      HIGH
                ARIZONA      COLORADO    CONNECTICUT  INTERMEDIATE    YIELD
                 FUND          FUND         FUND          FUND        FUND
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/1       $488         $494         $496          $301         $486
3 Years        $621         $642         $648          $462         $615
5 Years        $767         $803         $814          $638         $756
10 Years     $1,189       $1,270       $1,293        $1,146       $1,166

CLASS B

1 Year         $521         -            -             -            $520
3 Years        $678         -            -             -            $675
5 Years        $854         -            -             -            $849
10 Years/2   $1,290         -            -             -          $1,276

CLASS C

1 Year         $319         $326         $328          -            $318
3 Years        $474         $496         $502          -            $471
5 Years        $748         $785         $795          -            $743
10 Years      $1,529       $1,607       $1,630         -           $1,517

If you do not sell your shares:

CLASS B

1 Year         $121          -             -           -            $120
3 Years        $378          -             -           -            $375
5 Years        $654          -             -           -            $649
10 Years/2   $1,290          -             -           -          $1,276

CLASS C

1 Year         $220         $227         $229           -           $219
3 Years        $474         $496         $502           -           $471
5 Years        $748         $785         $795           -           $743
10 Years     $1,529       $1,607       $1,630           -         $1,517


                   NEW JERSEY       OREGON        PENNSYLVANIA     PUERTO RICO
                      FUND           FUND             FUND            FUND
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/1            $491               $491          $491            $500
3 Years             $630               $630          $630            $661
5 Years             $782               $782          $782            $835
10 Years          $1,224             $1,224        $1,224          $1,339

CLASS B

1 Year              $523               -             $524              -
3 Years             $684               -             $687              -
5 Years             $865               -             $870              -
10 Years          $1,316               -           $1,325              -

CLASS C

1 Year              $321               $322          $322            $332
3 Years             $480               $483          $483            $514
5 Years             $758               $764          $764            $816
10 Years          $1,551             $1,563        $1,563          $1,674

If you do not sell your shares:

CLASS B

1 Year              $123               -             $124              -
3 Years             $384               -             $387              -
5 Years             $665               -             $670              -
10 Years2         $1,316               -           $1,325              -

CLASS C

1 Year              $222               $223          $223            $233
3 Years             $480               $483          $483            $514
5 Years             $758               $764          $764            $816
10 Years          $1,551            $1,563         $1,563          $1,674

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $271 billion in assets. Before October 1, 1998, the Connecticut Fund's manager was Franklin Investment Advisory Services, Inc. The terms and conditions of the management services Advisers provides are the same as those of the previous manager.


The team responsible for the Funds' management is:

SHEILA AMOROSO, SENIOR VICE PRESIDENT OF ADVISERS

Ms. Amoroso has been an analyst or portfolio manager of the Arizona, Colorado, Connecticut, Federal Intermediate, New Jersey and Oregon Funds since their inception and the High Yield, Pennsylvania and Puerto Rico Funds since 1987. She is the co-Director of Franklin's Municipal Bond Department. She joined Franklin Templeton Investments in 1986.

JAMES CONN, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Federal Intermediate Fund since December 1999. He joined Franklin Templeton Investments in 1996. Previously, he was a portfolio manager with California Investment Trust.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, New Jersey, Oregon and Puerto Rico Funds since 1992. She joined Franklin Templeton Investments in 1990.

JOHN HOPP, VICE PRESIDENT OF ADVISERS

Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate Fund since its inception and the Connecticut Fund since 1989. He joined Franklin Templeton Investments in 1986.

CHRISTOPHER SPERRY, PORTFOLIO MANAGER OF ADVISERS

Mr. Sperry has been an analyst or portfolio manager of the Arizona and Oregon Funds since 2000. He joined Franklin Templeton Investments in 1996.


JOHN WILEY, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Arizona, Oregon and Pennsylvania Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Puerto Rico Fund since 1986. She joined Franklin Templeton Investments in 1986.


Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2001, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                                                MANAGEMENT FEES
                                              (AS A PERCENTAGE OF
                                                AVERAGE MONTHLY
                                                    ASSETS)
--------------------------------------------------------------------------------

Arizona Fund                                          0.48%
Colorado Fund                                         0.54%
Connecticut Fund                                      0.56%
Federal Intermediate Fund                             0.57%
High Yield Fund                                       0.45%
New Jersey Fund                                       0.49%
Oregon Fund                                           0.50%
Pennsylvania Fund                                     0.49%
Puerto Rico Fund                                      0.56%


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------

ON MAY 26, 2001, THE U.S. CONGRESS PASSED AND SENT TO THE PRESIDENT THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. IT IS EXPECTED THAT THE PRESIDENT WILL SIGN THIS LEGISLATION AND IT WILL BECOME LAW. THE 2001 TAX ACT CONTAINS PROVISIONS THAT WILL REDUCE EFFECTIVE FEDERAL INDIVIDUAL INCOME TAX RATES, PHASED-IN OVER TIME, AND WILL CREATE INVESTMENT, EDUCATIONAL AND RETIREMENT SAVINGS INCENTIVES THROUGH INCREASED CONTRIBUTION LIMITS, INCREASED PHASE-OUT LIMITS, AND OTHER TAX BENEFITS. INVESTORS SHOULD TALK TO THEIR PERSONAL TAX ADVISORS ABOUT THE IMPLICATIONS OF THESE TAX LAW CHANGES ON THEIR INVESTMENT IN A FUND.


INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund typically declares income dividends each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest". Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to redeem your shares. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a capital gain distribution, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS You may receive three different types of distributions from the Fund:

o EXEMPT-INTEREST DIVIDENDS Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). Because of this tax exemption, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.

In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your alternative minimum tax.

o TAXABLE INCOME DIVIDENDS Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund may also distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income.

o CAPITAL GAIN DISTRIBUTIONS Each Fund may also realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions will be taxable to you as long-term capital gains no matter how long you have owned your shares.

Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds unless you: o provide your correct social security or taxpayer identification number, o certify that this number is correct, o certify that you are not subject to backup withholding, and o certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the redemption of your Fund shares are generally subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS
                                --------------------


The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a simple Fund share. The total returns in the table represent the rate than an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



ARIZONA FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                2001        2000/3      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of   10.31      11.38     11.44    11.24     11.34
year
                                ------------------------------------------------
 Net investment income/1          .57        .57       .59      .61       .62
 Net realized and unrealized
 gains (losses)                   .52      (1.02)     (.01)     .29      (.04)
                                ------------------------------------------------
Total from investment            1.09       (.45)      .58      .90       .58
operations
                                ------------------------------------------------
 Distributions from net
 investment income               (.57)      (.58)     (.59)    (.62)     (.63)
 Distributions from net
 realized gains                    -        (.04)     (.05)    (.08)     (.05)
                                ------------------------------------------------
Total distributions              (.57)      (.62)     (.64)    (.70)     (.68)
                                ------------------------------------------------
Net asset value, end of year    10.83      10.31     11.38    11.44     11.24
                                ------------------------------------------------
Total return (%)/2              10.80      (4.15)     5.17     8.23      5.33

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    777,553    756,274   861,020  810,250   752,335
1,000)
Ratios to average net assets:
(%)
 Expenses                         .64        .62       .63      .63       .62
 Net investment income           5.39       5.30      5.11     5.40      5.59
Portfolio turnover rate (%)     24.38      20.55     14.11    20.02     16.57

CLASS B
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of   10.32      10.24
year
                               ---------------------
 Net investment income/1          .52        .05
 Net realized and unrealized
 gains (losses)                   .53        .07
                               ---------------------
Total from investment            1.05        .12
operations
                               ---------------------
Distributions from net
 investment income               (.51)      (.04)
Net asset value, end of year    10.86      10.32
                               ---------------------
Total return (%)/2              10.37       1.21

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          3,700       176
Ratios to average net assets:
(%)
 Expenses                        1.19       1.184
 Net investment income           4.82       5.264
Portfolio turnover rate (%)     24.38      20.55


ARIZONA FUND (CONT.)
CLASS C                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of   10.38      11.45     11.51    11.30     11.38
year
                                ------------------------------------------------
 Net investment income/1          .52        .52       .52      .56       .57
 Net realized and unrealized
 gains (losses)                   .51      (1.03)     (.01)     .29      (.03)
                                ------------------------------------------------
Total from investment            1.03       (.51)      .51      .85       .54
operations
                                ------------------------------------------------
 Distributions from net
 investment income               (.51)      (.52)     (.52)    (.56)     (.57)
 Distributions from net
realized gains                     -        (.04)     (.05)    (.08)     (.05)
                                ------------------------------------------------
Total distributions              (.51)      (.56)     (.57)    (.64)     (.62)
                                ------------------------------------------------
Net asset value, end of year    10.90      10.38     11.45    11.51     11.30
                                ------------------------------------------------
Total return (%)/2              10.13      (4.65)     4.54     7.67      4.89

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    23,840     22,671    23,871   14,537    5,486
1,000)
Ratios to average net assets:
(%)
 Expenses                        1.19       1.18      1.19     1.19      1.19
 Net investment income           4.84       4.75      4.55     4.82      5.01
Portfolio turnover rate (%)     24.38      20.55     14.11    20.02     16.57

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4. Annualized.


COLORADO FUND
CLASS A                                     YEAR ENDED FEBRUARY 29,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
-----------------------------
Net asset value, beginning of   10.90      12.05     12.11    11.80     11.84
year
--------------------------------------------------------------------------------
 Net investment income/1          .59        .59       .60      .63       .66
-----------------------------
 Net realized and unrealized
-----------------------------
 gains (losses)                   .74     (1.13)      .02      .39      (.04)
-----------------------------
                                ------------------------------------------------
Total from investment            1.33      (.54)      .62     1.02       .62
operations
--------------------------------------------------------------------------------
 Distributions from net
-----------------------------
 investment income               (.59)     (.60)     (.60)    (.64)     (.66)
-----------------------------
 Distributions from net
 realized gains                    -       (.01)     (.08)    (.07)       -
-----------------------------
                                ------------------------------------------------
Total distributions              (.59)     (.61)     (.68)    (.71)     (.66)
-----------------------------
--------------------------------------------------------------------------------
Net asset value, end of year    11.64     10.90     12.05    12.11     11.80
                                ------------------------------------------------
Total return (%)/2              12.50     (4.57)     5.24     8.86      5.44
-----------------------------

-----------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------
Net assets, end of year ($ x    285,169    264,563   301,381  266,599   236,609
1,000)
-----------------------------
Ratios to average net assets:
(%)
-----------------------------
 Expenses                         .71       .70       .70      .71       .71
-----------------------------
 Net investment income           5.27      5.18      4.93     5.28      5.59
-----------------------------
Portfolio turnover rate (%)     50.05     29.30     12.60    22.97     14.13
-----------------------------

CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.96      12.11     12.17    11.84     11.87
year
                               -------------------------------------------------
 Net investment income/1           .54        .53       .54      .57       .59
 Net realized and unrealized
 gains (losses)                    .73      (1.14)      .02      .40      (.02)
                               -------------------------------------------------
Total from investment             1.27       (.61)      .56      .97       .57
operations
                               -------------------------------------------------
 Distributions from net
 investment income                (.53)      (.53)     (.54)    (.57)     (.60)
 Distributions from net
realized gains                     -         (.01)     (.08)    (.07)      -
                                ------------------------------------------------
Total distributions               (.53)      (.54)     (.62)    (.64)     (.60)
                                ------------------------------------------------
Net asset value, end of year      11.70      10.96     12.11    12.17     11.84
                                ------------------------------------------------
Total return (%)/2                11.83      (5.08)     4.63     8.39      4.93

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      23,450    20,564    21,899   10,855    5,654
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.26       1.25      1.26     1.27      1.28
 Net investment income             4.72       4.63      4.38     4.72      4.99
Portfolio turnover rate (%)       50.05      29.30     12.60    22.97     14.13

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges.

CONNECTICUT FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.06      11.27     11.23    10.92     10.96
year
                                ------------------------------------------------
 Net investment income/1            .56        .56       .58      .60       .61
 Net realized and unrealized
 gains (losses)                     .56      (1.21)      .04      .32      (.02)
                                ------------------------------------------------
Total from investment              1.12       (.65)      .62      .92       .59
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.55)      (.56)     (.58)    (.61)     (.63)
                                ------------------------------------------------
Net asset value, end of year      10.63      10.06     11.27    11.23     10.92
                                ------------------------------------------------
Total return (%)/2                11.43      (5.90)     5.62     8.62      5.52

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    228,844    207,745   245,016  203,643   183,649
1,000)
Ratios to average net assets:
(%)
 Expenses                           .73        .71       .72      .73       .72
 Net investment income             5.37       5.26      5.08     5.41      5.62
Portfolio turnover rate (%)       10.11      30.61      5.87    18.54     14.53

CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.10      11.30     11.26    10.94     10.97
year
                                ------------------------------------------------
 Net investment income/1            .50        .50       .52      .55       .60
 Net realized and unrealized
 gains (losses)                     .56      (1.20)      .03      .31      (.07)
                                ------------------------------------------------
Total from investment              1.06       (.70)      .55      .86       .53
operations
                                ------------------------------------------------
Distributions from net
 investment income                 (.50)      (.50)     (.51)    (.54)     (.56)
                                ------------------------------------------------
Net asset value, end of year      10.66      10.10     11.30    11.26     10.94
                                ------------------------------------------------
Total return (%)/2                10.69      (6.32)     5.02     8.08      5.03

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    27,256     25,007     23,443    8,636     4,149
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.28       1.26      1.28     1.29      1.29
 Net investment income             4.83       4.73      4.53     4.85      5.01
Portfolio turnover rate (%)       10.11      30.61      5.87    18.54     14.53

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges.

FEDERAL INTERMEDIATE FUND
                                            YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.52      11.30     11.25    10.94     10.95
year
                                ------------------------------------------------
 Net investment income1             .52        .51       .51      .53       .55
 Net realized and unrealized
 gains (losses)                     .42       (.78)      .06      .33      (.01)
                                ------------------------------------------------
Total from investment               .94       (.27)      .57      .86       .54
operations
                                -----------------------------------------------
Distributions from net
 investment income                 (.52)      (.51)     (.52)    (.55)     (.55)
                                ------------------------------------------------
Net asset value, end of year       10.94      10.52     11.30    11.25     10.94
                                ------------------------------------------------
Total return (%)/2                  9.10      (2.43)     5.17     8.02      5.12

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    164,450    170,907   195,598  139,545   104,715
1,000)
Ratios to average net assets:
(%)
 Expenses                            .76        .73       .75      .75       .68
 Expenses excluding waiver
 and payments by affiliate           .76        .75       .78      .82       .84
 Net investment income              4.88       4.72      4.53     4.83      5.16
Portfolio turnover rate (%)         8.87      31.27     16.57    23.32     22.54

1. Based on average shares outstanding effective year ended February 2000.
2. Total return does not include sales charges.

HIGH YIELD FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000     19993     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.41      11.49     11.68    11.21     11.19
year
                                ------------------------------------------------
 Net investment income/1            .62        .65       .66      .69       .71
 Net realized and unrealized
 gains (losses)                     .09      (1.08)     (.18)     .47       .04
                                ------------------------------------------------
Total from investment               .71       (.43)      .48     1.16       .75
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.62)      (.65)     (.65)    (.69)     (.73)
 Distributions from net
realized                            -          -4       (.02)      -         -
 gains
                                ------------------------------------------------
Total distributions                (.62)      (.65)     (.67)    (.69)     (.73)
                                ------------------------------------------------
Net asset value, end of year      10.50      10.41     11.49    11.68     11.21
                                ------------------------------------------------
Total return (%)/2                 6.99      (3.81)     4.21    10.64      7.01

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 ($ x 1,000)                    4,709,402    5,017      5,988    5,743     4,505
Ratios to average net assets:
(%)
 Expenses                           .62        .61       .62      .61       .62
 Net investment income             5.90       5.92      5.64     5.98      6.41
Portfolio turnover rate (%)       11.08      25.35     18.55    15.84      6.98

CLASS B
--------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.45      11.52     11.51
year
                                ------------------------------
Net investment income/1             .56        .59       .11
 Net realized and unrealized
 gains (losses)                     .09      (1.07)     -
                                ------------------------------
Total from investment               .65       (.48)      .11
operations
                                ------------------------------
Distributions from net
investment income                  (.56)      (.59)     (.10)
Distribution from net realized     -         -4         -
gains
Total distributions                (.56)      (.59)     (.10)
                                ------------------------------
Net asset value, end of year      10.54      10.45     11.52
                                ------------------------------
Total return (%)/2                 6.38      (4.27)      .96

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 ($ x 1,000)                    136,030    92,099    15,487
Ratios to average net assets:
(%)
 Expenses                          1.18       1.17      1.185
 Net investment income             5.33       5.44      5.065
Portfolio turnover rate (%)       11.08      25.35     18.55

HIGH YIELD FUND (CONT.)
CLASS C                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.48      11.56     11.75    11.26     11.24
year
                                ------------------------------------------------
 Net investment income/1           .56        .59       .60      .63       .66
 Net realized and unrealized
 gains (losses)                    .10      (1.08)     (.18)     .48       .03
                                ------------------------------------------------
Total from investment              .66       (.49)      .42     1.11       .69
operations
                                ------------------------------------------------
 Distributions from net
 investment income                (.56)      (.59)     (.59)    (.62)     (.67)
 Distributions from net
realized gains                     -         -4        (.02)    -         -
                                ------------------------------------------------
Total distributions               (.56)      (.59)     (.61)    (.62)     (.67)
                                ------------------------------------------------
Net asset value, end of year     10.58      10.48     11.56    11.75     11.26
                                ------------------------------------------------
Total return (%)/2                6.45      (4.41)     3.69    10.15      6.36

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    501,372    540,932   631,974  423,264   194,400
1,000)
Ratios to average net assets:
(%)
 Expenses                         1.18       1.17      1.18     1.18      1.18
 Net investment income            5.34       5.35      5.07     5.38      5.78
Portfolio turnover rate (%)      11.08      25.35     18.55    15.84      6.98

1. Based on average shares outstanding effective year ended February 29, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.
4. The Fund made a capital gain distribution of $.003.
5. Annualized.

NEW JERSEY FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                2001       20003     1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of    10.99      11.96     11.92    11.61     11.68
year
                                ------------------------------------------------
 Net investment income/1           .59        .60       .61      .63       .64
 Net realized and unrealized
 gains (losses)                    .71       (.96)      .05      .32      (.06)
                                ------------------------------------------------
Total from investment             1.30       (.36)      .66      .95       .58
operations
                                ------------------------------------------------
Distributions from net
 investment income                (.59)      (.61)/4   (.62)    (.64)     (.65)
                                ------------------------------------------------
Net asset value, end of year     11.70      10.99     11.96    11.92     11.61
                                ------------------------------------------------
Total return (%/2                12.16      (3.08)     5.63     8.37      5.13

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    654,709    617,407   681,818  636,929   574,691
1,000)
Ratios to average net assets:
(%)
 Expenses                          .67        .65       .65      .66       .64
 Net investment income            5.24       5.23      5.06     5.34      5.58
Portfolio turnover rate (%)      20.19      21.21      5.43    12.77      8.87

CLASS B
-----------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     11.00      10.89
year
                                ---------------------
 Net investment income1             .54        .06
 Net realized and unrealized
 gains                              .73        .10
                                ---------------------
Total from investment              1.27        .16
operations
                                ---------------------
Distributions from net
 investment income                 (.53)      (.05)
                                ---------------------
Net asset value, end of year      11.74      11.00
                                ---------------------
Total return (%)/2                11.81       1.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                            9,798       226
Ratios to average net assets:
(%)
 Expenses                          1.21       1.205
 Net investment income             4.64       4.665
Portfolio turnover rate (%)       20.19      21.21


NEW JERSEY FUND (CONT.)
CLASS C                                   YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     11.05      12.03     11.98    11.66     11.72
year
                               -------------------------------------------------
 Net investment income1             .53        .54       .54      .56       .57
 Net realized and unrealized
 gains (losses)                     .72       (.98)      .06      .33      (.05)
                                ------------------------------------------------
Total from investment              1.25       (.44)      .60      .89       .52
operations
                                ------------------------------------------------
Distributions from net
 investment income                 (.53)      (.54)4    (.55)    (.57)     (.58)
                                ------------------------------------------------
Net asset value, end of year      11.77      11.05     12.03    11.98     11.66
                                ------------------------------------------------
Total return (%)/2                11.59      (3.69)     5.09     7.84      4.57

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     53,381     46,403    48,715   28,139    13,095
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.21       1.20      1.21     1.21      1.21
 Net investment income             4.69       4.67      4.50     4.77      5.01
Portfolio turnover rate (%)       20.19      21.21      5.43    12.77      8.87

1. Based on average shares outstanding effective year ended February 29,2000.
2. Total return does not include sales charges.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4. The Fund made a capital gain distribution of $.003.
5. Annualized.

OREGON FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.81      11.83     11.86    11.55   11.60
year
                                ------------------------------------------------
 Net investment income/1            .58        .58       .59      .62     .63
 Net realized and unrealized
 gains (losses)                     .61      (1.02)     (.01)     .31    (.05)
                                ------------------------------------------------
Total from investment              1.19       (.44)      .58      .93     .58
operations
                                ------------------------------------------------
Distributions from net
 investment income                 (.58)      (.58)     (.61)    (.62)   (.63)
                                ------------------------------------------------
Net asset value, end of year      11.42      10.81     11.83    11.86   11.55
                                ------------------------------------------------
Total return (%)/2                11.25      (3.76)     5.12     8.21    5.13

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    457,613    432,675   483,664  427,022   384,003
1,000)
Ratios to average net assets:
(%)
 Expenses                           .67        .66       .67      .67     .66
 Net investment income             5.20       5.16      5.00     5.33    5.52
Portfolio turnover rate (%)       16.22      24.58     10.65    12.18    4.47

CLASS C
PER SHARE DATA ($)
Net asset value, beginning of      10.88     11.90     11.92    11.61   11.65
year
                                ------------------------------------------------
 Net investment income/1             .52        .52      .53      .56     .56
 Net realized and unrealized
 gains (losses)                      .62      (1.02)      -       .31    (.04)
                                ------------------------------------------------
Total from investment               1.14       (.50)     .53      .87     .52
operations
                                ------------------------------------------------
Distributions from net
 investment income                  (.52)      (.52)    (.55)    (.56)  (.56)
                                ------------------------------------------------
Net asset value, end of year       11.50      10.88    11.90    11.92  11.61
                                ------------------------------------------------
Total return (%)/2                 10.58      (4.36)    4.59     7.66   4.59

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      38,733     34,071    32,962   15,946  7,100
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.22        1.21     1.23     1.22   1.23
 Net investment income             4.65        4.62     4.44     4.74   4.93
Portfolio turnover rate (%)       16.22       24.58    10.65    12.18   4.47

1. Based on average shares outstanding effective year ended February 29,2000.
2. Total return does not include sales charges.

PENNSYLVANIA FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000/3     1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      9.55      10.52     10.56    10.39     10.44
year
                                ------------------------------------------------
 Net investment income/1            .53        .53       .55      .58       .60
 Net realized and unrealized
 gains (losses)                     .56       (.97)     (.02)     .32      (.04)
                                ------------------------------------------------
Total from investment              1.09       (.44)      .53      .90       .56
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.52)      (.53)     (.56)    (.59)     (.61)
 Distributions from net
realized gains                      -          -4       (.01)    (.14)     -
                                ------------------------------------------------
Total distributions                (.52)      (.53)     (.57)    (.73)     (.61)
                                ------------------------------------------------
Net asset value, end of year      10.12       9.55     10.52    10.56     10.39
                                ------------------------------------------------
Total return (%)/2                11.73      (4.24)     5.11     8.90      5.53

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    649,603    639,004   758,942  713,141   658,339
1,000)
Ratios to average net assets:
(%)
 Expenses                           .67        .66       .65      .65       .64
 Net investment income             5.40       5.32      5.17     5.49      5.84
Portfolio turnover rate (%)        7.56      24.21     11.11    12.74     22.24

CLASS B
PER SHARE DATA ($)
Net asset value, beginning of      9.55       9.47
year
                                ---------------------
 Net investment income1             .48        .04
 Net realized and unrealized
 gains (losses)                     .57        .08
                                ---------------------
Total from investment              1.05        .12
operations
                                ---------------------
Distributions from net
 investment income                 (.47)      (.04)
                                ---------------------
Net asset value, end of year      10.13       9.55
                                ---------------------
Total return (%)/2                11.23       1.27

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           3,205        186
Ratios to average net assets:
(%)
 Expenses                        1.22        1.215
 Net investment income           4.85        5.065
Portfolio turnover rate (%)      7.56       24.21

PENNSYLVANIA FUND (CONT.)
CLASS C                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of      9.60      10.57     10.61    10.43     10.47
year
                                ------------------------------------------------
 Net investment income/1            .48        .48       .49      .52       .55
 Net realized and unrealized
 gains (losses)                     .57       (.97)     (.03)     .33      (.05)
                                ------------------------------------------------
Total from investment              1.05       (.49)      .46      .85       .50
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.47)      (.48)     (.49)    (.53)     (.54)
 Distributions from net
realized gains                     -           -4       (.01)    (.14)      -
                                ------------------------------------------------
Total distributions                (.47)      (.48)     (.50)    (.67)     (.54)
                                ------------------------------------------------
Net asset value, end of year      10.18       9.60     10.57    10.61     10.43
                                ------------------------------------------------
Total return (%)/2                11.18      (4.76)     4.50     8.35      4.98

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x     43,907     40,973    41,917   25,899    11,935
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.22       1.21      1.21     1.21      1.21
 Net investment income             4.85       4.77      4.61     4.89      5.22
Portfolio turnover rate (%)        7.56      24.21     11.11    12.74     22.24

1. Based on average shares outstanding effective year ended February 29,2000.
2. Total return does not include sales charges.
3. For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
4. The Fund made a capital gain distribution of $.0002.
5. Annualized.


PUERTO RICO FUND
CLASS A                                     YEAR ENDED FEBRUARY 28,
--------------------------------------------------------------------------------
                                   2001      2000      1999     1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.95      11.88     11.86    11.51     11.59
year
                                ------------------------------------------------
 Net investment income1             .58        .59       .60      .62       .65
 Net realized and unrealized
 gains (losses)                     .60       (.92)      .06      .36       .02
                                ------------------------------------------------
Total from investment              1.18       (.33)      .66      .98       .67
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.58)      (.58)     (.60)    (.62)     (.65)
 Distributions from net
realized                            -         (.02)     (.04)    (.01)     (.10)
 gains
                                ------------------------------------------------
Total distributions                (.58)      (.60)     (.64)    (.63)     (.75)
                                ------------------------------------------------
Net asset value, end of year      11.55      10.95     11.88    11.86     11.51
                                ------------------------------------------------
Total return (%)2                 11.06      (2.91)     5.68     8.78      6.03

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    205,678    195,157   218,753  210,325   192,525
1,000)
Ratios to average net assets:
(%)
 Expenses                            .77       .74       .74      .75       .73
 Net investment income              5.18      5.14      4.98     5.35      5.62
Portfolio turnover rate (%)        42.32     13.41     20.19     7.94     21.09

CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of     10.97      11.89     11.87    11.53     11.62
year
                                ------------------------------------------------
 Net investment income1             .52        .53       .53      .56       .58
 Net realized and unrealized
 gains (losses)                     .61       (.92)      .06      .34       .02
                                ------------------------------------------------
Total from investment              1.13       (.39)      .59      .90       .60
operations
                                ------------------------------------------------
 Distributions from net
 investment income                 (.52)      (.51)     (.53)    (.55)     (.59)
 Distributions from net
realized                           -          (.02)     (.04)    (.01)     (.10)
 gains
                                ------------------------------------------------
Total distributions                (.52)      (.53)     (.57)    (.56)     (.69)
                                ------------------------------------------------
Net asset value, end of year      11.58      10.97     11.89    11.87     11.53
                                ------------------------------------------------
Total return (%)2                 10.54      (3.37)     5.09     8.07      5.33

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x      10,413     7,270     7,050    3,615     1,679
1,000)
Ratios to average net assets:
(%)
 Expenses                          1.32       1.30      1.30     1.31      1.30
 Net investment income             4.63       4.60      4.43     4.78      5.04
Portfolio turnover rate (%)       42.32      13.41     20.19     7.94     21.09

1. Based on average shares outstanding effective year ended February 29,2000.
2. Total return does not include sales charges.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS
                                        ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

Class A                        Class B                      Class C
--------------------------------------------------------------------------------

o Initial sales charge of    o No initial sales charge   o Initial sales charge
  2.25% or less (Federal                                   of 1%
  Intermediate Fund) or
  4.25% or less (all other
  Funds)

o Deferred sales charge of  o Deferred sales charge of   o Deferred sales charge
  1% on purchases of $1       4% on shares you sell        of 1% on shares you
  million or more sold        within the first year,       sell within 18 months
  within 12 months            declining to 1% within
                              six years and eliminated
                              after that


o Lower annual expenses    o Higher annual expenses      o Higher annual
  than Class B or C due      than Class A (same as         expenses than Class
  to lower distribution      Class C) due to higher        A (same as Class B)
                             distribution fees.            due to higher
                             Automatic conversion to       distribution fees.
                             Class A shares after          No conversion to
                             eight years, reducing         Class A shares, so
                             future annual expenses.       annual expenses do
                                                           not decrease.

SALES CHARGES - CLASS A

                                   THE SALES CHARGE MAKES   WHICH EQUALS THIS %
                                      UP THIS % OF THE          OF YOUR NET
WHEN YOU INVEST THIS AMOUNT            OFFERING PRICE           INVESTMENT
--------------------------------------------------------------------------------
ALL FUNDS (EXCEPT FEDERAL
INTERMEDIATE)
Under $100,000                              4.25                    4.44
$100,000 but under $250,000                 3.50                    3.63
$250,000 but under $500,000                 2.50                    2.56
$500,000 but under $1 million               2.00                    2.04

FEDERAL INTERMEDIATE FUND
Under $100,000                              2.25                    2.30
$100,000 but under $250,000                 1.75                    1.78
$250,000 but under $500,000                 1.25                    1.26
$500,000 but under $1 million               1.00                    1.01


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 44), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 43). The CDSC will not apply to purchases over $250 million in the High Yield Fund.


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



SALES CHARGES - CLASS B


IF YOU SELL YOUR SHARES WITHIN             THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------

1 Year                                                4
2 Years                                               4
3 Years                                               3
4 Years                                               3
5 Years                                               2
6 Years                                               1
7 Years                                               0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 43). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                   MAKES UP THIS %        WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT     OF THE OFFERING PRICE   OF YOUR NET INVESTMENT

Under $1 million                        1.00                     1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
     IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -
CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 50 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.



QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S.
registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]


o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines and someone writing] BUYING SHARES
                                                           -------------

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
                                      INITIAL                 ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                      $1,000                  $50
--------------------------------------------------------------------------------
Automatic investment plans            $50                     $50
--------------------------------------------------------------------------------
UGMA/UTMA accounts                    $100                    $50
--------------------------------------------------------------------------------
Broker-dealer sponsored wrap account  $250                    $50
programs
--------------------------------------------------------------------------------
Full-time employees, officers,        $100                    $50
trustees and directors of
Franklin Templeton entities, and
their immediate family members
--------------------------------------------------------------------------------

              PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR
                       SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 48). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
--------------------------------------------------------------------------------
                        OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                        Contact your investment     Contact your investment
THROUGH YOUR            representative              representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of      If you have another         Before requesting a
phone and computer]     Franklin Templeton fund     telephone or online purchase
                        account with your bank      into an existing account,
BY PHONE/ONLINE         account information on      please make sure we have
                        file, you may open a new    your bank account
(Up to $100,000 per     account by phone. At this   information on file. If we
shareholder per day)    time, a new account may     do not have this
                        not be opened online.       information, you will need
1-800/632-2301                                      to send written instructions
                        To make a same day          with your bank's name and
franklintempleton.com   investment, your phone      address, a voided check or
                        order must be received and  savings account deposit
NOTE:  CERTAIN ACCOUNT  accepted by us by 1:00      slip, and a signature
TYPES ARE NOT           p.m. Pacific time or the    guarantee if the bank and
AVAILABLE FOR ONLINE    close of the New York       Fund accounts do not have at
ACCOUNT ACCESS          Stock Exchange, whichever   least one common owner.
                        is earlier.
                                                    To make a same day
                                                    investment, your phone or
                                                    online order must be
                                                    received and accepted by us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        Make your check payable to  Make your check payable to
[Insert graphic of      the Fund.                   the Fund. Include your
envelope]                                           account number on the check.
                        Mail the check and your
BY MAIL                 signed application to       Fill out the deposit slip
                        Investor Services.          from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.
--------------------------------------------------------------------------------
[Insert graphic of      Call  to receive a wire     Call to receive a wire
three lightning bolts]  control number and wire     control number and wire
                        instructions.               instructions.

                        Wire the funds and mail     To make a same day wire
BY WIRE                 your signed application to  investment, please call us
                        Investor Services. Please   by 1:00 p.m. Pacific time
1-800/632-2301          include the wire control    and make sure your wire
(or 1-650/312-2000      number or your new account  arrives by 3:00 p.m.
collect)                number on the application.

                        To make a same day wire
                        investment, please call us
                        by 1:00 p.m. Pacific time
                        and make sure your wire
                        arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two Call Shareholder Services   Call Shareholder Services at
arrows pointing in     at the number below, or     the number below or our
directions]            send signed written         automated TeleFACTS
                       instructions. You also      system, or send signed
BY EXCHANGE            may place an online         written instructions. You
                       exchange order. The         also may place an online
TeleFACTS(R)           TeleFACTS system cannot be  exchange order.
1-800/247-1753         used to open a new account.
(around-the-clock                                  (Please see page 50 for
access)                (Please see page 50 for     information on exchanges.)
                       information on exchanges.)
Our Website
franklintempleton.com

--------------------------------------------------------------------------------


            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You also may register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types may not be able to process any or all transactions online. You also may register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents. This service should be available on our website in July 2001.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.


If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 56).



*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
[End callout]

A notary public CANNOT provide a signature guarantee.

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
--------------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------

[Insert graphic of       As long as your transaction is for $100,000 or
phone and computer]      less, you do not hold share certificates and
                         you have not changed your address by phone or
BY PHONE/ONLINE          online within the last 15 days, you can
                         sell your shares by phone or online.
1-800/632-2301
                         A check will be mailed to the name(s) and
franklintempleton.com    address on the account. Written instructions, with a
                         signature guarantee, are required to send the check to another address or to make it payable to another person.

                         (Please see page 48 for more information.)
--------------------------------------------------------------------------------
[Insert graphic of three You can call, write, or visit us online to have bolts] redemption proceeds sent to a bank account. See the policies above for selling shares by mail, phone, or online.

BY ELECTRONIC FUNDS
TRANSFER (ACH)
                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                         If we receive your request in proper form by 1:00 p.m.
                         Pacific time, proceeds sent by ACH generally will be
                         available within two to three business days.
--------------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
 arrows pointing in      are considering. Prospectuses are available
 opposite directions]    online at franklintempleton.com.

BY EXCHANGE              Call Shareholder Services at the number below
                         or our automated TeleFACTS system, or send
TeleFACTS(R)             signed written instructions. You also may
1-800/247-1753           place an exchange order online.  See the
(around-the-clock        policies above for selling shares by mail,
access)                  phone, or online.

                         If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------


            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
              SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates its net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review these documents on our website if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.



STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Funds do not allow investments by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or (iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:


o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.


DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

ALL FUNDS
(EXCEPT FEDERAL INTERMEDIATE)              CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------
COMMISSION (%)                                 -        3.00        2.00
Investment under $100,000                   4.00           -           -
$100,000 but under $250,000                 3.25           -           -
$250,000 but under $500,000                 2.25           -           -
$500,000 but under $1 million               1.85           -           -
$1 million or more                   up to 0.751           -           -
12B-1 FEE TO DEALER                         0.10       0.15/2       0.65/3

FEDERAL INTERMEDIATE FUND
COMMISSION (%)                                 -
Investment under $100,000                   2.00
$100,000 but under $250,000                 1.50
$250,000 but under $500,000                 1.00
$500,000 but under $1 million               0.85
$1 million or more                   up to 0.75/1
12B-1 FEE TO DEALER                         0.10

A dealer commission of up to 1% may be paid on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee. 2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.


[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)




FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected each Fund's performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file # 811-4149     TF3 P 07/01




FRANKLIN
TAX-FREE TRUST

FRANKLIN ARIZONA TAX-FREE INCOME FUND
FRANKLIN COLORADO TAX-FREE INCOME FUND
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
FRANKLIN OREGON TAX-FREE INCOME FUND
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

[INSERT FRANKLIN TEMPLETON BEN HEAD]

STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2001


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks . . . . . . . . .  2
Officers and Trustees . . . . . . . . . . . . 11
Management and Other Services . . . . . . . . 14
Portfolio Transactions . . . . . . . . . . .  15
Distributions and Taxes . . . . . . . . . . . 15
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . .17
Buying and Selling Shares . . . . . . . . . . 18
Pricing Shares . . . . . . . . . . . . . . . .23
The Underwriter . . . . . . . . . . . . . . . 24
Performance . . . . . . . . . . . . . . . . . 26
Miscellaneous Information . . . . . . . . . . 30
Description of Ratings . . . . . . . . . . . .30
State Tax Treatment . . . . . . . . . . . . . 33



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES


The Federal Intermediate Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Puerto Rico Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Puerto Rico Fund also seeks to provide a maximum level of income that is free from the personal income taxes of a majority of states, although this policy is not a fundamental investment goal of the Fund and may be changed without shareholder approval.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of the Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. For each Fund except the Federal Intermediate Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each Fund except the Federal Intermediate Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following investment restrictions only apply to the Federal Intermediate
Fund:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS


As a fundamental policy, each Fund normally invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate Fund, which applies this test to its total assets. Each state Fund, as a fundamental policy, also normally invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state.


As a nonfundamental policy, the Puerto Rico Fund and each state Fund also normally invests at least and 65% of its total assets in municipal securities of their state or territory. Unlike the state and Puerto Rico Funds, the Federal Intermediate and High Yield Funds are diversified nationally. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


Municipal securities issued by a Fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of the Fund's state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.


Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond. One way for a Fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refunded), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. The board of trustees reviews each Fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by each Fund's manager.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

The High Yield Fund invests at least 65% of its assets in high yield securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio.

DIVERSIFICATION All of the Funds, except the Connecticut and Federal Intermediate Funds, are diversified funds. The Connecticut and Federal Intermediate Funds are non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Connecticut and Federal Intermediate Funds, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its portfolio in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets in the securities in which the Funds' invest or in the economies of the states and territories where the Funds' invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
------------------------------


STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.



The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the Prospectus.

ARIZONA. Strong overall employment growth, affordable housing, and an attractive climate have helped Arizona's population grow at a rate four times faster than the national rate during the 1990s. Although population growth is expected to remain strong in the near term, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus reduced migration from that state. Competitive wage rates, low energy costs, corporate tax reductions and an abundance of land also have helped to attract businesses to the state. As a result, Arizona's unemployment rate in 2000 was at its lowest level since the early 1970s.

While Arizona's economy, in the past was heavily dependent on its farming, mining and real estate industries, Arizona's economy has continued to diversify. As of 2000, manufacturing accounted for approximately 9.6% of the state's total employment, trade 23.4%, services 31.9%, government 16.3%, construction 7.2%, finance 6.4%, and transportation/utilities, 4.8%. Farming and mining accounted for less than 2% of the total workforce. Approximately 43% of the state's exports have been in the area of high-technology products. Over the past five years the state's GDP has increased to $150 billion in 2000 from $105 billion in 1995.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state historically has relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.

Arizona's strong economic growth and higher-than-anticipated tax revenues have allowed the state to post four consecutive operating surpluses and General Fund balance increases. Results from fiscal 2000 show another operating surplus.

COLORADO. During the 1980s, Colorado's economy was dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980s, the state suffered a sharp economic downturn. Since 1991, growth in the services, trade and government sectors has improved Colorado's economic diversification. Growth in these areas, as well as in construction and high technology sectors, also has helped to offset job losses caused by military base closings and the decline of the state's mining industry. Population and income levels have also grown since 1991, often exceeding national trends. Colorado has a higher per capita income than the national average. The unemployment rate, 2.7% for 2000, has been consistently below the national average.

The recent strength of Colorado's economy has helped to improve the state's financial position. Revenue growth has continued to exceed projections, primarily in the area of income tax collections. Since Colorado's constitution prohibits the issuance of general obligation debt, the state's debt burden has been low. The state has relied primarily on pay-as-you-go and lease financing to meet its capital improvement needs.

CONNECTICUT. Connecticut's recovery from the recession of the early 1990s has been slower than the rest of the nation. Over the past three years, however, the state's economic recovery has shown signs of improved strength. Gains in tourism and business services have led to greater economic diversification as the economy has continued to move from manufacturing and defense related industries towards services.

Connecticut has sought to further its economic growth with various business and tax incentives such as corporate and sales tax rate cuts, corporate tax credits for research and development and various other business tax credits. Nonetheless, the state's tight labor market, slow population growth and high wages may limit future growth. Additionally, the Governor's proposed budget for FY02 includes several modifications to the state's tax law. The most noteworthy is the repeal of the 5.75% sales tax on hospital services, which will reduce revenues by more than $110 million in FY02.

In FY00, Connecticut ran a $73 million deficit, in part as a result of a $892 million transfer out. However, the state still ended the year with a positive fund balance of $555 million as a result of positive financial results built up from prior years. Financial performance has benefited from various fiscal reforms including a constitutional amendment requiring balanced budgets, expenditure caps and the implementation of a personal income tax. These improvements have allowed the state to post a budget reserve of $564 million for FY00. FY01 final numbers will not be available until the end of the fiscal year. Potential areas of financial stress may include increased spending for education, a large, unfunded pension liability, and a relatively high debt burden.

NEW JERSEY. Historically, New Jersey's economy, which greatly benefits from the substantial employment opportunities in New York and Pennsylvania, has been one of the most diverse in the nation. Like many other states in the northeast region, New Jersey was hit especially hard by the recession in the early 1990s and has been slower to recover than many other states. In recent years, however, the state's performance has improved. Jobs grew at a rate of 2% in 1998, 1.7% in 1999 and 1.5% in 2000. While these rates were below the national rates of 2.6% in 1998, 2.3% in 1999 and 2.1 in 2000, they led the region. Unemployment levels also have decreased to 3.8% in 2000 from a high of 8.5% in 1992 and are slightly below the national rate of 4.0%.

The state ended fiscal 2000 with a surplus and increased its General Fund balance $490 million to $2.7 billion. The state's positive financial performance was aided by strong growth in personal income tax receipts. Much of this growth was from the high-income taxpayer base, which grew due in part to the recent success of the financial services sector. The state's increased reliance on high-income taxpayers and the success of the financial markets may make it more vulnerable to an economic downturn.

The state's outstanding debt has grown significantly in recent years. As of May 2000 the state ranked near the top in net tax-supported debt ratio of debt to personal income, and debt per capita. Nonetheless, debt service has remained manageable in light of the state's resources.

OREGON. Oregon's economy has experienced strong growth, primarily in its high-tech manufacturing and housing construction sectors. However, due to a general slowing of the national economy in particular a slowing on hi-tech spending. Future growth is likely to be dependent on the strength of the national economy, as well as the strength of the state's high-tech industries, and the performance of Pacific Rim economies. Economic growth may be hampered, however, by the state's rising labor and housing costs, which have lessened Oregon's competitive position in attracting new businesses.

The strength of Oregon's economy has helped the state maintain positive financial results. Recently, however, voter initiatives have limited the state's financial flexibility. In November 1990, voters approved Measure 5, which limited local property taxes and required the state to provide replacement revenues to schools. The state has been successful in meeting the requirements of Measure 5, which has increased state spending for schools from 33% of the General Fund budget to more than 50%. On May 20, 1997, voters passed Measure 50, which has placed some pressure on the state's budget. This measure could negatively impact the revenue-raising flexibility of the state and make it more vulnerable to an economic downturn.

PENNSYLVANIA. Although improving, the performance of Pennsylvania's economy has continued to lag behind the national average. While Pennsylvania benefits from a highly diverse economy, retail trade, manufacturing, service and construction industries have continued to contract. Unemployment levels have been improving, yet are still higher than the national rate. The cost of doing business in Pennsylvania ranks thirteenth among the fifty states. The state's labor and energy costs remain high. Net migration, population and personal income growth also have remained below national levels. However, on a per capita income basis Pennsylvania is slightly above the national average.

To try to improve its economic performance, Pennsylvania recently made economic development a priority. To attract new business, the commonwealth has implemented various business tax cuts and has attempted to ease its regulatory environment. These steps, together with the commonwealth's strong education, health care and transportation systems, could help to provide a positive environment for attracting businesses.

Historically, Pennsylvania's financial performance has been tied to fluctuations in both national and regional economic trends. In recent years, improvements in the commonwealth's economy and higher-than-expected tax revenues have helped strengthen the commonwealth's financial position. The commonwealth has posted nine years of budgetary surplus operations with the past six years showing revenues well in excess of projections. Due to the cyclical nature of its economy and financial performance, the commonwealth has been committed to using a portion of its surpluses to build reserves (the Tax Stabilization Fund) in the hope of providing some security against future economic downturns or other uncertainties that could affect the state. The commonwealth is required to transfer 15% of the unappropriated year end surplus to this fund, and in three of the last four years, the commonwealth has transferred more than the required amount. At the end of FY00, the Tax Stabilization Fund reserve stood at $1.1 billion or a healthy 5.4% of revenues in addition to $1.7 billion in unreserved moneys. Some of these unreserved moneys were used to provide business tax relief in the amount of $445 million in FY01.

U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.

PUERTO RICO. In recent years, Puerto Rico's financial performance has improved. In April 2001, Moody's changed Puerto Rico's outlook to stable from positive. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a General Fund surplus for fiscal 1999 (audited) of $497 million, including an unreserved balance of $185.4 million. Between fiscal years 1993 and 1999, Puerto Rico has experienced a 4.3% drop in the unemployment rate, a 54% increase in hotel registrations, a 31% in retail sales, a 76% increase in exports, and a 22% decrease in welfare recipients.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, that is partly explained by the fact that Puerto Rico generally centralizes its debt issuance at the state level. S&P rates Puerto Rico's general obligation debt at A, with a stable outlook. Moody's rates the island's general obligation debt at Baa1. The Moody's rating has been at Baa1 since 1976 and the S&P A rating has been in place since 1956. Going forward, these debt levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Puerto Rico also faces challenges from the 1996 passage of a bill eliminating
Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. In the fifth year of this phase-out period, business continues to show interest in Puerto Rico as manufacturing and services/commerce continue to represent the largest sector of employment.

Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

GUAM. Guam's economy continues to contract, however there have been some signs of improvement. Guam is heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. However, the past two years (1999 and 2000) have seen a improvement in tourism. This increased tourism (particularly Japan and Korea) has helped create job growth in the services and retail trade industries as well. Seventy-five percent of tourism is derived from Japan and in 2000, Guam saw arrivals increase 5.2%. Tourism from Korea, the second largest market, increased 79% in 2000.

Despite the pickup in the largest industry, tourism, unemployment still remains high at 15.1%. This is down from 15.6% in 1999. Despite an 11% increase in service employment in 2000, Guam experienced significant declines in construction and government employment levels as the U.S. continues to decrease its military presence. Guam has also seen an improvement in personal income, which grew 4% in 2000 compared to 1.5% in 1999 and negative growth in 1998. This is a positive trend since the highest paid jobs tend to be military jobs, which have been decreasing.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the General Fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved General Fund balance of $158.9 million. The 1998 Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998. Additional deficits are expected in 1999 and 2000 when the audited financial reports for those periods become available.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 15, 2001, S&P's outlook for Guam was negative due to Guam's continued weak financial position and its inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Commonwealth of the Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is more than $2 per hour below the U.S. level and tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries. The islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2.575 billion in 1997. However, a decline in tourism caused by the 1998 Asian economic crisis caused gross business receipt revenue to decline to $2.24 billion in 1998 and $ 2.21 billion in 1999. The breakdown by sector for 1999 was garment manufacturing 36%, retail trade/gas stations 20%, services 16%, tourism 7%(hotels, restaurants only) and other 21%. Gross business revenue tax collections totaled $54.2 million in fiscal year 1999. Also in fiscal year 1999, General Fund revenues totaled $221 million while expenditures totaled $162 million. In 1999, the General Fund balance had a deficit of $39 million, an improvement from 1998's deficit of $49 million.

The population of all the islands combined was 67,212 at FYE 1996 and the estimate for 1999 is 78,425. The average earnings per capita totaled $10,192 in 1998. At FYE 1995, the most recent year available, almost 85% of all persons 16 years and older participated in the labor force, compared to 64% in 1980.

U.S. VIRGIN ISLANDS. The U.S. Virgin Islands Government has suffered numerous years of budget imbalances over the past decade. The Government's cash flow problems have created recurring annual General Fund deficits. Although the financial operations of the Government have rarely been audited since fiscal year 1995, the accumulated deficit at June 30, 1999 was estimated to be about $341 million. To help finance this deficit, the government has issued several bond deals. A $300 million bond issued in 1999 allowed the Government to finance working capital needs, pay outstanding obligations to vendors, and make past due income tax refunds. The Virgin Islands' large public sector payroll (approximately 32.8% of employment), relatively small private sector that is dependent on tourism and related services (21% of employment), and heavy reliance on taxes as a revenue source (close to 97% of all revenues), together with the effects of three major hurricanes in the past ten years, have contributed to its financial problems.

The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. The U.S. Virgin Islands continue to experience high unemployment rates and low wealth levels. The Virgin Islands are highly dependent on tourism, which contracted in 1999, but improved in 2000. While the islands have experienced an increase in hotel occupancy, the majority of visitors come via cruise ships (over 1.4 million cruise passengers in 1999). The Government reported a 25% increase in cruise and air visitor arrivals in 2000.

In September 1998, the Department of Interior Office of Inspector General issued an audit report on the Virgin Islands. It noted that while the Virgin Islands had made improvements in its financial situation, problems remained in the areas of overall financial management, expenditure control and revenue collections. To help improve its financial position, the Virgin Islands has developed a five-year economic recovery plan. Central to this plan is a reduction in government spending. In June 1999, the governor implemented a strict hiring freeze and mandated a 5% reduction in personnel expenditures each year through fiscal 2004, a 50% reduction in overtime expenses, and various other cost saving initiatives. In October 1999, the government and the Department of Interior entered into a Memorandum of Understanding stipulating that federal grants will be awarded contingent on several financial performance and accountability standards being met that will demonstrate improvement in the economic and financial condition of the islands. Since the plan is new, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------
The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (49)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
One Franklin Parkway, San Mateo, CA 94403-1906
PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Sheila Amoroso (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (36)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Thomas Walsh (39)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.



*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $1,450 per month plus $1,300 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                            TOTAL FEES       NUMBER OF BOARDS
                         TOTAL FEES        RECEIVED FROM       IN FRANKLIN
                        RECEIVED FROM    FRANKLIN TEMPLETON      TEMPLETON
NAME                     THE TRUST/1        INVESTMENTS/2     INVESTMENTS ON
                            ($)                 ($)         WHICH EACH SERVES/3
--------------------------------------------------------------------------------
Frank H. Abbott, III     23,056               156,953             28
Harris J. Ashton         25,267               359,404             48
S. Joseph Fortunato      23,564               359,629             49
Edith E. Holiday         31,700               248,305             28
Frank W.T. LaHaye        24,356               165,529             28
Gordon S. Macklin        25,267               359,504             48

1. For the fiscal year ended February 28, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc.(Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-----------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

o 9/240 of 1% of the value of its net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the Funds paid the following management fees:


                                            MANAGEMENT FEES PAID ($)
                                ------------------------------------------------
                                         2001             2000            1999
--------------------------------------------------------------------------------
Arizona Fund                           3,785,115         4,051,080     4,124,084
Colorado Fund                          1,570,752         1,628,892     1,615,981
Connecticut Fund                       1,307,835         1,410,653     1,313,337
Federal Intermediate Fund/1              938,980         1,011,967       901,601
High Yield Fund                       25,016,712        28,491,742    29,382,074
New Jersey Fund                        3,287,976         3,470,377     3,411,855
Oregon Fund                            2,390,932         2,502,386     2,429,095
Pennsylvania Fund                      3,325,321         3,602,657     3,734,742
Puerto Rico Fund                       1,164,394         1,209,819     1,223,542

1. For the fiscal years ended February 29, 2000 and February 28, 1999, management fees before any advance waiver totaled $1,046,931 and $959,067, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the manager paid FT Services the following administration fees:


                                         ADMINISTRATION FEES PAID ($)
                               -------------------------------------------------
                                         2001             2000            1999
--------------------------------------------------------------------------------
Arizona Fund                          1,059,667        1,123,413       1,132,869
Colorado Fund                           425,022          445,392         436,830
Connecticut Fund                        347,897          380,856         347,940
Federal Intermediate Fund               245,545          276,840         246,943
High Yield Fund                       4,713,741        5,311,059       5,411,515
New Jersey Fund                         937,892          990,633         970,458
Oregon Fund                             670,790          708,290         661,993
Pennsylvania Fund                       952,137        1,023,651       1,046,296
Puerto Rico Fund                        309,929          323,935         325,819


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by a Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.


Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999, the Funds did not pay any brokerage commissions.

As of February 28, 2001, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income will be taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
CAPITAL GAIN DISTRIBUTIONS. Each Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001. This Tax Act includes provisions that will significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals through expansion of retirement and education savings programs, and provide for limited estate, gift and generation-skipping tax relief. While these provisions have important tax impacts on individual investors in a Fund, their impact on the taxation of a Fund are limited. See your personal tax advisor for more information.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o     98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o     100% of any undistributed amounts from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
REDEMPTIONS. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

FIVE YEAR GAINS. Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to Fund shares redeemed on or before January 2, 2002.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you redeem or exchange Fund shares held for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the Fund's income is derived primarily from interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
--------------------------------------------------------------------------------
Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The Arizona, High Yield, New Jersey and Pennsylvania Funds currently offer three classes of shares, Class A, Class B and Class C. The Colorado, Connecticut, Oregon and Puerto Rico Funds currently offer two classes of shares, Class A and Class C. The full title of each class is:



o Franklin Arizona Tax-Free Income Fund - Class A
o Franklin Arizona Tax-Free Income Fund - Class B
o Franklin Arizona Tax-Free Income Fund - Class C
o Franklin Colorado Tax-Free Income Fund - Class A
o Franklin Colorado Tax-Free Income Fund - Class C
o Franklin Connecticut Tax-Free Income Fund - Class A
o Franklin Connecticut Tax-Free Income Fund - Class C
o Franklin High Yield Tax-Free Income Fund - Class A
o Franklin High Yield Tax-Free Income Fund - Class B
o Franklin High Yield Tax-Free Income Fund - Class C
o Franklin New Jersey Tax-Free Income Fund - Class A
o Franklin New Jersey Tax-Free Income Fund - Class B
o Franklin New Jersey Tax-Free Income Fund - Class C
o Franklin Oregon Tax-Free Income Fund - Class A
o Franklin Oregon Tax-Free Income Fund - Class C
o Franklin Pennsylvania Tax-Free Income Fund - Class A
o Franklin Pennsylvania Tax-Free Income Fund - Class B
o Franklin Pennsylvania Tax-Free Income Fund - Class C
o Franklin Puerto Rico Tax-Free Income Fund - Class A
o Franklin Puerto Rico Tax-Free Income Fund - Class C

The Federal Intermediate only offers one share class. Because its sales charge structure and Rule 12b-1 plan is similar to those of Class A shares, shares of this Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of June 1, 2001, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
--------------------------------------------------------------------------------


Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for the Federal Intermediate Fund. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

  If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies


o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.




DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.



Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN        THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM             YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------------

1 Year                                                   4
2 Years                                                  4
3 Years                                                  3
4 Years                                                  3
5 Years                                                  2
6 Years                                                  1
7 Years                                                  0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
--------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2001, February 29, 2000, and February 28, 1999:


                                                                      AMOUNT
                                                                    RECEIVED IN
                                                                     CONNECTION
                                                                        WITH
                                    TOTAL            AMOUNT         REDEMPTIONS
                                 COMMISSIONS      RETAINED BY          AND
                                  RECEIVED        DISTRIBUTORS     REPURCHASES
                                     ($)              ($)              ($)
--------------------------------------------------------------------------------
2001
Arizona Fund                    1,405,763            96,524           14,182
Colorado Fund                     577,095            38,270            8,708
Connecticut Fund                  620,405            37,944           22,265
Federal Intermediate Fund         158,806            14,344           59,234
High Yield Fund                 7,436,614           460,998          600,719
New Jersey Fund                 1,397,134            86,045           36,409
Oregon Fund                     1,062,709            65,923           26,226
Pennsylvania Fund               1,029,637            64,598           12,462
Puerto Rico Fund                  369,060            23,643            1,905

2000
Arizona Fund                   1,789,429           116,636           43,769
Colorado Fund                    792,171            47,662           26,569
Connecticut Fund                 775,626            44,859           27,906
Federal Intermediate Fund        295,096            37,026           34,398
High Yield Fund               12,907,406           797,311          800,953
New Jersey Fund                1,875,772           113,850           68,849
Oregon Fund                    1,361,936            80,741           63,487
Pennsylvania Fund              1,641,659            99,014           42,266
Puerto Rico Fund                 506,727            32,887            6,957

1999
Arizona Fund                   3,109,731           204,136           12,269
Colorado Fund                  1,230,170            75,655            8,464
Connecticut Fund               1,280,521            72,556            7,518
Federal Intermediate Fund        408,916            55,742            4,464
High Yield Fund               24,360,736         1,514,537          283,409
New Jersey Fund                2,838,883           169,312           23,450
Oregon Fund                    2,294,919           142,478           13,763
Pennsylvania Fund              2,942,369           186,194           16,329
Puerto Rico Fund                 703,085            44,229            5,057


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.


Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended February 28, 2001, the amounts paid by the Funds pursuant to the Class A plan were:



                                                                      FEDERAL
                            ARIZONA    COLORADO      CONNECTICUT    INTERMEDIATE
                              ($)        ($)            ($)            ($)
--------------------------------------------------------------------------------
Advertising                 52,721       16,711       12,398          5,227
Printing and mailing
 prospectuses other
than to current
shareholders                13,849        4,727        3,531          1,642
Payments to
 underwriters               16,188        6,901        5,338          2,562
Payments to
 broker-dealers            578,025      209,991      168,952        148,602
Other                       68,959       25,470       18,292          6,290
                         -------------------------------------------------------
Total                      729,742      263,800      208,511        164,323
                         -------------------------------------------------------

                          HIGH YIELD    NEW JERSEY     OREGON     PENNSYLVANIA
                             ($)           ($)           ($)          ($)
--------------------------------------------------------------------------------
Advertising                163,106       32,420       23,909         54,310
Printing and mailing
 prospectuses other
 than to current
 shareholders               42,058       10,874        8,403         10,333
Payments to
 underwriters               54,151       16,608       10,679         10,084
Payments to
 broker-dealers          3,977,758      479,003      337,107        492,713
Other                      231,767       63,980       44,472         53,144
                         -------------------------------------------------------
Total                    4,468,840      602,885      424,570        620,584
                         -------------------------------------------------------

                          PUERTO RICO
                              ($)
---------------------------------------
Advertising                  9,505
Printing and mailing
prospectuses other than
to current
shareholders                 5,515
Payments to underwriters
                             3,431
Payments to broker
dealers                    150,617
Other                       21,180
                         --------------
Total                      190,248
                         --------------

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2001, were:

                              ARIZONA     HIGH YIELD   NEW JERSEY  PENNSYLVANIA
                                ($)          ($)          ($)           ($)
--------------------------------------------------------------------------------
Advertising                        126        12,999          265       109
Printing and mailing
 prospectuses other than to
 current shareholders                4         1,236            4         4
Payments to underwriters           128         9,669          221        65
Payments to broker-dealers       8,455       680,287       14,924     7,349
Other                              196        17,479          347       145
                                 -----------------------------------------------
Total                            8,909       721,670       15,761     7,672
                                 -----------------------------------------------


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2001, were:

                                                                     FEDERAL
                         ARIZONA      COLORADO     CONNECTICUT    INTERMEDIATE
                           ($)          ($)           ($)             ($)
--------------------------------------------------------------------------------
Advertising                2,678       3,534         2,509             -
Printing and mailing                                                   -
prospectuses other than
to current
shareholders                 472         575           489
Payments to underwriters                                               -
                           1,148       1,411         1,212
Payments to                                                            -
broker-dealers           139,743     130,579       147,900
Other                      3,289       3,643         3,071             -
                         -------------------------------------------------------
Total                    147,330     139,742       155,181             -
                         -------------------------------------------------------

                         HIGH YIELD   NEW JERSEY      OREGON      PENNSYLVANIA
                            ($)          ($)           ($)           ($)
--------------------------------------------------------------------------------
Advertising               51,345       4,059         4,436         5,396
Printing and mailing
prospectuses other than
to current
shareholders              11,698         740           704           891
Payments to underwriters
                          18,474       2,069         2,489         1,756
Payments to
 broker-dealers        3,208,219     290,579       213,279       252,466
Other                     67,416       5,564         5,877         5,650
                       ---------------------------------------------------------
Total                  3,357,152     303,011       226,785       266,159
                       ---------------------------------------------------------

                                         PUERTO RICO
                                             ($)
--------------------------------------------------------
Advertising                                1,430
Printing and mailing
prospectuses         other than to           203
current shareholders
Payments to underwriters                     670
Payments to broker-dealers                48,901
Other                                      1,498
                                       -----------------
Total                                     52,702
                                       -----------------

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
--------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Funds. The average annual total returns for the indicated periods ended February 28, 2001, were:


                                                                        SINCE
                         INCEPTION     1 YEAR     5 YEARS   10 YEARS  INCEPTION
                            DATE         (%)        (%)        (%)       (%)
--------------------------------------------------------------------------------
CLASS A
Arizona Fund             9/01/87     6.07        4.05       5.98      6.61
Colorado Fund            9/01/87     7.76        4.42       6.42      6.96
Connecticut Fund        10/03/88     6.66        3.97       5.65      5.99
Federal Intermediate
 Fund                    9/21/92     6.67        4.45       -         5.73
High Yield Fund          3/18/86     2.46        3.98       6.59      7.15
New Jersey Fund          5/12/88     7.38        4.60       6.15      6.94
Oregon Fund              9/01/87     6.52        4.17       5.89      6.41
Pennsylvania Fund       12/01/86     7.02        4.36       6.42      6.29
Puerto Rico Fund         4/03/85     6.30        4.71       6.20      7.06

                                                     SINCE
                          INCEPTION      1 YEAR    INCEPTION
                            DATE          (%)         (%)
--------------------------------------------------------------------------------

CLASS B
Arizona Fund              02/01/00       6.37         7.13
High Yield Fund           01/01/99       2.38         0.03
New Jersey Fund           02/01/00       7.81         8.71
Pennsylvania Fund         02/01/00       7.23         8.00

                                                                 SINCE
                         INCEPTION      1 YEAR      5 YEARS    INCEPTION
                           DATE          (%)         (%)         (%)
--------------------------------------------------------------------------------

CLASS C
Arizona Fund              05/01/95       8.09         4.19       4.89
Colorado Fund             05/01/95       9.73         4.57       5.38
Connecticut Fund          05/01/95       8.62         4.13       4.81
High Yield Fund           05/01/95       4.36         4.13       5.11
New Jersey Fund           05/01/95       9.50         4.74       5.45
Oregon Fund               05/01/95       8.48         4.27       5.02
Pennsylvania Fund         05/01/95       9.04         4.49       5.18
Puerto Rico Fund          05/01/95       8.45         4.81       5.37

The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P     = a hypothetical initial payment of $1,000

T     = average annual total return

n     = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended February 28, 2001 were:


                                                                        SINCE
                        INCEPTION     1 YEAR     5 YEARS   10 YEARS  INCEPTION
                           DATE         (%)        (%)        (%)       (%)
--------------------------------------------------------------------------------

CLASS A
Arizona Fund             9/01/87      6.07        21.96      78.75     137.34
Colorado Fund            9/01/87      7.76        24.12      86.33     147.91
Connecticut Fund        10/03/88      6.66        21.51      73.27     105.82
Federal Intermediate
 Fund                    9/21/92      6.67        24.29      -          60.05
High Yield Fund          3/18/86      2.46        21.55      89.31     180.72
New Jersey Fund          5/12/88      7.38        25.23      81.63     135.94
Oregon Fund              9/01/87      6.52        22.64      77.18     131.33
Pennsylvania Fund       12/01/86      7.02        23.78      86.38     138.60
Puerto Rico Fund         4/03/85      6.30        25.89      82.42     196.07

                                                  SINCE
                        INCEPTION     1 YEAR    INCEPTION
                          DATE         (%)         (%)
--------------------------------------------------------------------------------

CLASS B
Arizona Fund            02/01/00      6.37         7.70
High Yield Fund         01/01/99      2.38         0.06
New Jersey Fund         02/01/00      7.81         9.41
Pennsylvania Fund       02/01/00      7.23         8.64

                                                                  SINCE
                          INCEPTION       1 YEAR      5 YEARS    INCEPTION
                            DATE           (%)         (%)         (%)
--------------------------------------------------------------------------------

CLASS C
Arizona Fund                05/01/95      8.09        22.78      32.08
Colorado Fund               05/01/95      9.73        25.05      35.72
Connecticut Fund            05/01/95      8.62        22.42      31.51
High Yield Fund             05/01/95      4.36        22.42      33.71
New Jersey Fund             05/01/95      9.50        26.07      36.24
Oregon Fund                 05/01/95      8.48        23.27      33.08
Pennsylvania Fund           05/01/95      9.04        24.55      34.24
Puerto Rico Fund            05/01/95      8.45        26.46      35.67

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 2001, were:

                               CLASS A       CLASS B     CLASS C
                                  (%)          (%)         (%)
--------------------------------------------------------------------------------
Arizona Fund                     4.44         4.09       4.05
Colorado Fund                    4.28         -          3.88
Connecticut Fund                 4.37         -          3.97
Federal Intermediate Fund        4.12         -          -
High Yield Fund                  5.20         4.88       4.83
New Jersey Fund                  4.28         3.91       3.88
Oregon Fund                      4.30         -          3.89
Pennsylvania Fund                4.47         4.11       4.07
Puerto Rico Fund                 4.15         -          3.74

The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(A-B + 1)  - 1]
            ---
            cd

where:

a   =  interest earned during the period

b   =  expenses accrued for the period (net of reimbursements)

c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends

d   =  the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable comDDbined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2001, were:


                                CLASS A     CLASS B    CLASS C
                                  (%)         (%)        (%)
--------------------------------------------------------------------------------
Arizona Fund                      7.74       7.13        7.06
Colorado Fund                     7.43       -           6.74
Connecticut Fund                  7.58       -           6.88
Federal Intermediate Fund         6.82       -           -
High Yield Fund                   8.61       8.08        8.00
New Jersey Fund                   7.57       6.91        6.86
Oregon Fund                       7.82       -           7.08
Pennsylvania Fund                 7.61       7.00        6.93
Puerto Rico Fund                  6.87       -           6.19

As of February 28, 2001, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were as follows:

                                  COMBINED RATE
                                     (%)
--------------------------------------------------------------------------------

Arizona Fund                       42.64
Colorado Fund                      42.40
Connecticut Fund                   42.32
Federal Intermediate Fund          39.60
High Yield Fund                    39.60
New Jersey Fund                    43.45
Oregon Fund                        45.04
Pennsylvania Fund                  41.29
Puerto Rico Fund                   39.60

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2001, were:



                            CLASS A      CLASS B       CLASS C
                              (%)          (%)          (%)
--------------------------------------------------------------------------------

Arizona Fund                  5.02        4.64        4.59
Colorado Fund                 4.87        -           4.45
Connecticut Fund              4.93        -           4.51
Federal Intermediate          4.61        -           -
Fund
High Yield Fund               5.31        4.93        4.88
New Jersey Fund               4.80        4.41        4.37
Oregon Fund                   4.83        -           4.38
Pennsylvania Fund             5.00        4.64        4.58
Puerto Rico Fund              4.83        -           4.42


A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2001, were:


                                 CLASS A     CLASS B     CLASS C
                                   (%)         (%)         (%)
--------------------------------------------------------------------------------

Arizona Fund                       8.75        8.09        8.00
Colorado Fund                      8.45        -           7.73
Connecticut Fund                   8.55        -           7.82
Federal Intermediate Fund          7.63        -           -
High Yield Fund                    8.79        8.16        8.08
New Jersey Fund                    8.49        7.80        7.73
Oregon Fund                        8.79        -           7.97
Pennsylvania Fund                  8.52        7.90        7.80
Puerto Rico Fund                   8.00        -           7.32


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, J.P. Morgan(R)Chase Co., Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each Fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------
The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $271 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $45 billion in municipal security assets for over three quarters of a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2001, taxes could cost $46 on every $100 earned from a fully taxable investment based on the combination of the new 39.1% federal tax rate and the highest state tax rate of 7.2% (after the federal tax deduction). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------
MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P/(R))

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

INVESTMENT GRADE

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA As a result of Section 43-1021(4) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the U.S. Pursuant to Arizona Individual Income Tax Ruling 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.


COLORADO Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the U.S. or its possessions is exempt from personal and corporate income tax. The Colorado Department of Revenue has advised in published guidance that distributions from a regulated investment company, such as the Colorado Fund, also will be exempt from personal and corporate income tax if the fund invests in such exempt obligations. The Colorado Department of Revenue has confirmed in guidance dated September 1993 that this exclusion also applies to territorial obligations of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.


Any distributions of capital gains earned by the fund are included in each shareholder's Colorado taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates.


CONNECTICUT Section 12-701(a)(20) of the Connecticut General Statutes states that interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut and exempt obligations of the U.S. or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) is exempt from state personal income tax. Dividends paid by a regulated investment company, such as the Connecticut Fund, that are derived from such exempt obligations will be exempt from state personal income tax, subject to the limitation below for exempt federal obligations. Corporate shareholders generally are subject to Connecticut corporation income taxes on distributions from the fund.



Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distribution of capital gains earned by the fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the fund are included in each shareholder's Connecticut taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income rates.


NEW JERSEY Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In order to qualify as a qualified investment fund, the New Jersey Fund must, among other things, have not less than 80% of its investments (excluding cash, cash items, receivables and certain other financial instruments) invested in the tax exempt obligations described above. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable. As a matter of policy, the fund will continue to qualify as a qualified investment fund to try to ensure that the fund continues to qualify to pay distributions that are exempt from the New Jersey gross income tax.



Any distributions of net short-term and net long-term capital gain earned by the fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON Sections 316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions of interest attributable both to obligations of the state of Oregon and its political subdivisions and to obligations of the U.S., its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Corporate shareholders generally are subject to the Oregon corporation excise and income tax on distributions from the fund. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gain earned by the fund are included in each shareholder's Oregon taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income tax rates. However, a shareholder may defer gain on the sale or other disposition of a capital asset by reinvesting in a qualified investment fund within six months.


PENNSYLVANIA Sections 301 and 303 of the Tax Reform Code of Pennsylvania states that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the U.S. is exempt from state personal income tax. Such exempt obligations include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and exempt obligations of the U.S. or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Sections 301 and 303 of the Tax Reform Code of Pennsylvania further provide that interest derived by an investment company, such as the Pennsylvania Fund, from such exempt obligations is not subject to state, personal or corporate net income tax. Distributions paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the fund also are generally exempt from the Philadelphia School District Investment Income Tax to the same extent as the Pennsylvania personal income tax.


Any distributions of net short-term and long-term capital gain earned by the fund are included in each shareholder's Pennsylvania taxable income and are taxed at ordinary income tax rates.

Shareholders of the fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the fund consists of exempt obligations described above on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the fund.

PUERTO RICO For U.S. citizens and residents, exempt-interest dividends received from the Puerto Rico Fund generally are exempt from U.S. federal and state personal income taxation in all states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124. For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.




                             FRANKLIN TAX-FREE TRUST
                               FILE NOS. 02-94222
                                   & 811-4149
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Articles of Incorporation

           (i)  Restated Agreement and Declaration of Trust dated October 26,
                1984
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Certificate of Amendment of Agreement and Declaration of Trust dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iii)Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Management Agreement between Registrant and Franklin Advisers on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1998
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  January 28, 2000

      (e)  Underwriting Contracts

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000

           (ii) Form of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (iii)Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (v) Amendment dated March 28, 2001 to Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (vi) Foreign Custody Manager Agreement made as of July 30, 1998, effective as of February 27, 1998 on behalf of each Investment Company listed on Schedule 1
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (vii)Amendment dated March 28, 2001, to Schedule 1 of the Foreign Custody Agreement between Registrant and Bank of New York dated July 30, 1998

           (viii)Amendment dated November 24, 2000 to Schedule 2 of the Foreign Custody Agreement between Registrant and Bank of New York date July 30, 1998

      (h)  Other Material Contracts

           (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12
                to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

          (iii) Mutual Fund Agreement between Registrant and Financial Guaranty Insurance Company dated April 30, 1993
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated January 1, 2001

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated April 17, 1998
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  Rule 12b-1 Plan

           (i) Class A shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Dated July 1, 1993:
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                Dated May 1, 1994:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Class C shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Dated October 10, 2000:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Puerto Rico Tax-Free Income Fund
                Franklin Texas Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund

          (iii) Distribution Plan dated October 16, 1998 pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.
                Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Class B Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Arizona Tax-Free Income Fund - Class B
                Franklin Florida Tax-Free Income Fund - Class B
                Franklin Insured Tax-Free Income Fund - Class B
                Franklin Michigan Insured Tax-Free Income Fund - Class B Franklin New Jersey Tax-Free Income Fund - Class B Franklin Ohio Insured Tax-Free Income Fund - Class B Franklin Pennsylvania Tax-Free Income Fund - Class B
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

      (o)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated October 19, 1995
                Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (ii) Multiple Class Plan dated March 19, 1998 on behalf of Franklin High Yield Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1999

          (iii) Multiple Class Plan on behalf of Franklin Arizona Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (iv) Multiple Class Plan on behalf of Franklin Florida Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (v) Multiple Class Plan on behalf of Franklin Insured Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (vi) Multiple Class Plan on behalf of Franklin Michigan Insured Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

          (vii) Multiple Class Plan on behalf of Franklin New Jersey Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

         (viii) Multiple Class Plan on behalf of Franklin Ohio Insured Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

           (ix) Multiple Class Plan on behalf of Franklin Pennsylvania Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

      (p)  Power of Attorney

           (i)  Power of Attorney dated January 20, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: January 28, 2000

          (ii)  Certificate of Secretary dated January 27, 2000
                Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: January 28, 2000

      (q)  Code of Ethics

         (i)    Code of Ethics dated June 1, 2001

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (advisers), Registrant's manager, also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin Templeton Investors Services, LLC both of whose address is One Franklin Parkway, San Mateo, CA. 94403-1906.

ITEM 29.  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

Not Applicable

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of June, 2001.

                                  FRANKLIN TAX-FREE TRUST

                                  By: RUPERT H. JOHNSON, JR.*
                                      -----------------------
                                      Rupert H. Johnson, Jr.
                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*              Trustee and Principal
-----------------------
Rupert H. Johnson, Jr.               Executive Officer
                                     Dated:  June 26, 2001

MARTIN L. FLANAGAN*                  Principal Financial Officer
-------------------
Martin L. Flanagan                   Dated:  June 26, 2001

KIMBERLEY H. MONASTERIO*             Principal Accounting Officer
------------------------
Kimberley H. Monasterio              Dated:  June 26, 2001

FRANK H. ABBOTT, III*                Trustee
---------------------
Frank H. Abbott, III                 Dated:  June 26, 2001

HARRIS J. ASHTON*                    Trustee
-----------------
Harris J. Ashton                     Dated:  June 26, 2001

S. JOSEPH FORTUNATO*                 Trustee
--------------------
S. Joseph Fortunato                  Dated:  June 26, 2001

EDITH E. HOLIDAY*                    Trustee
-----------------
Edith E. Holiday                     Dated:  June 26, 2001

CHARLES B. JOHNSON*                  Trustee
-------------------
Charles B. Johnson                   Dated:  June 26, 2001

FRANK W. T. LAHAYE*                  Trustee
-------------------
Frank W. T. LaHaye                   Dated:  June 26, 2001

GORDON S. MACKLIN*                   Trustee
------------------
Gordon S. Macklin                    Dated:  June 26, 2001


*By   /s/David P. Goss
     --------------------------------
     David P. Goss, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)


                            FRANKLIN TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                                 LOCATION

EX-99.a(i)        Restated Agreement and Declaration of          *
                  Trust dated October 26, 1984

EX-99.a(ii)       Certificate of Amendment of Agreement and      *
                  Declaration of Trust dated July 16, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement and      *
                  Declaration of Trust dated April 21, 1992

EX-99.a(iv)       Certificate of Amendment of Agreement and      *
                  Declaration of Trust dated December 14,
                  1993

EX-99.a(v)        Certificate of Amendment of Agreement and      *
                  Declaration of Trust dated March 21, 1995

EX-99.a(vi)       Certificate of Secretary Amendment of          *
                  Agreement and Declaration of Trust dated
                  August 31, 1999

EX-99.b(i)        By-Laws                                        *

EX-99.b(ii)       Certificate of Amendment of By-Laws dated      *
                  December 8,1987

EX-99.b(iii)      Amendment to By-Laws dated April 21, 1992      *

EX.99.b(iv)       Certificate of Amendment of By-Laws dated      *
                  December 14, 1993

EX-99.b(v)        Amendment to By-Laws dated January 18,         *
                  1994

EX-99.d(i)        Management Agreement between Registrant        *
                  and Franklin Advisers, Inc. dated
                  December 1, 1986

EX-99.d(ii)       Amendment to Management Agreement between      *
                  Registrant and Franklin Advisers, Inc.
                  dated August 1, 1995

EX-99.d(iii)      Management Agreement between Registrant        *
                  and Franklin Advisers on behalf of
                  Franklin Connecticut Tax-Free Income Fund dated October 1, 1998

EX-99.e(i)        Amended and Restated Distribution           Attached
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.
                  dated October 31, 2000

EX-99.e(ii)       Dealer Agreements Effective as of March        *
                  1, 1998 between Franklin/Templeton
                  Distributors, Inc. and securities dealers

EX-99.g(i)        Master Custody Agreement between               *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(ii)       Terminal Link Agreement between                *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(iii)      Amendment dated May 7, 1997 to Master          *
                  Custody Agreement between Registrant
                  and Bank of New York dated February 16,
                  1996

EX-99.g(iv)       Amendment dated February 27, 1998 to           *
                  Master Custody Agreement between
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(v)        Amendment dated March 28, 2001, to          Attached
                  Exhibit A of the Master Custody
                  Agreement between Registrant and
                  the Bank of New York dated
                  February 16, 1996

EX-99.g(vi)       Foreign Custody Manager Agreement              *
                  made as of July 30, 1998, effective
                  as of February 27, 1998 on behalf
                  of each Investment Company listed
                  on Schedule 1

EX-99.g(vii)      Amendment dated March 28, 2001 to           Attached
                  Schedule 1 of the Foreign Custody
                  Agreement between Registrant and
                  Bank of New York dated July 30, 1998

EX-99.g(viii)     Amendment dated November 24, 2000 to        Attached
                  Schedule 2 of the Foreign Custody
                  Agreement between Registrant and
                  Bank of New York dated July 30, 1998

EX-99.h(i)        Agreement between Registrant and               *
                  Financial Guaranty Insurance Company
                  dated March 8, 1985

EX-99.h(ii)       Amendment to Agreement between                 *
                  Registrant and Financial Guaranty
                  Insurance Company dated November 24, 1992

EX-99.h(iii)      Mutual Fund Agreement between Registrant       *
                  and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.h(iv)       Subcontract for Fund Administrative         Attached
                  Services between Franklin Advisers, Inc.
                  and Franklin Templeton Services, LLC

EX-99.i(i)        Opinion and Consent of Counsel dated           *
                  April 17, 1998

EX-99.j(i)        Consent of Independent Auditors             Attached

EX-99.l(i)        Letter of Understanding dated                  *
                  September 21, 1992

EX-99.l(ii)       Letter of Understanding dated April 12,        *
                  1994

EX-99.m(i)        Class A Shares Distribution Plans              *
                  pursuant to Rule 12b-1 dated July 1, 1993
                  and May 1, 1994

EX-99.m(ii)       Class C Shares Distribution Plan pursuant   Attached
                  to Rule 12b-1 dated October 10, 2000

EX-99.m(iii)      Distribution Plan dated October 16, 1998       *
                  pursuant to Rule 12b-1 between the
                  Registrant on behalf of Franklin High
                  Yield Tax-Free Income Fund - Class B
                  and Franklin/Templeton Distributors, Inc.

EX-99.m(iv)       Class B Distribution Plan pursuant to          *
                  Rule 12b-1

EX-99.o(i)        Multiple Class Plan dated October 19, 1995     *

EX-99.o(ii)       Multiple Class Plan on behalf of Franklin      *
                  High Yield Tax-Free Income Fund

EX-99.o(iii)      Multiple Class Plan on behalf of Franklin      *
                  Arizona Tax-Free Income Fund

EX-99.o(iv)       Multiple Class Plan on behalf of Franklin      *
                  Florida Tax-Free Income Fund

EX-99.o(v)        Multiple Class Plan on behalf of               *
                  Franklin Insured Tax-Free Income Fund

EX-99.o(vi)       Multiple Class Plan on behalf of Franklin      *
                  Michigan Insured Tax-Free Income Fund

EX-99.o(vii)      Multiple Class Plan on behalf of Franklin      *
                  New Jersey Tax-Free Income Fund

EX-99.o(viii)     Multiple Class Plan on behalf of Franklin      *
                  Ohio Insured Tax-Free Income Fund

EX-99.o(ix)       Multiple Class Plan on behalf of Franklin      *
                  Pennsylvania Tax-Free Income Fund

EX-99.p(i)        Power of Attorney dated January 20, 2000       *

EX-99.q(i)        Code of Ethics                              Attached

*Incorporated by Reference